UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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PROTAGENIC THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2025

PROTAGENIC THERAPEUTICS, INC.
(Exact name of Company as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock	PTIX	Nasdaq
Common Stock Warrants	PTIXW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Share Exchange Agreement

On May 15, 2025, Protagenic Therapeutics, Inc., a Delaware corporation (the “Company”), entered into the Share Exchange Agreement (the “Exchange Agreement”) with Alterola Biotech Inc., a Nevada corporation (“Alterola”), EMC2 Capital LLC, a Wyoming limited liability corporation (“EMC2”), the preferred stockholders of Phytanix set forth on Schedule A thereto (the “Preferred Stockholders”) and Colin Stott, as “Seller’s Representative (as defined therein), pursuant to which the Company acquired 100% of the issued and outstanding common shares of Phytanix Bio, a Nevada corporation (“Phytanix”) (such transaction, the “Combination”). Prior to the Combination, Alterola and EMC2 collectively owned 100% of the issued and outstanding shares of the common shares of Phytanix (the “Shares”), and the Preferred Stockholders collectively owned 100% of the issued and outstanding shares of Series A convertible preferred shares of Phytanix (the “Preferred Shares”).

Under the terms of the Exchange Agreement, upon the consummation of the Combination (the “Closing”), in exchange for all of the outstanding Shares of Phytanix at the Effective Time, the Company will issue to Alterola and EMC2, as shareholders of Phytanix, in each case in accordance with their Pro Rata Portion (as defined in the Exchange Agreement), an aggregate of (A) 117,690 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), which shares shall represent a number of shares equal to no more than 19.99% of the outstanding shares of Common Stock as of immediately before the Effective Time, (B) 5,705 shares of the Company’s Series C Convertible Preferred Stock, par value $0.000001 per share (the “Series C Preferred Stock”), and (C) 950,000 shares of the Company’s Series C-1 Convertible Preferred Stock, par value $0.000001 per share (the “Series C-1 Preferred Stock”, and together with the Series C Preferred Stock, the “Preferred Stock Payment Shares”) (as described below). In addition, upon the Closing, in exchange for all of the outstanding Preferred Shares of Phytanix at the Effective Time, the Company will issue to the Preferred Stockholders, in accordance with their Preferred Pro Rata Portion (as defined in the Exchange Agreement), (A) an aggregate of 20,000 shares (the “Series D Payment Shares” of Series D Preferred Stock, par value $0.000001 per share of the Company (the “Series D Preferred Stock”) (as described below), and (b) common stock purchase warrants to purchase up to 715,493 shares of common stock. The issuance of the shares of Common Stock, Preferred Stock Payment Shares and Series D Payment Shares occurred on May 16, 2025. Each share of Preferred Stock Payment Shares is convertible into one of Common Stock, subject to certain conditions described in the Exchange Agreement. Each share of Series D Payment Shares is convertible into one of Common Stock, subject to certain conditions described in the Exchange Agreement. The Combination is intended to be treated as a taxable exchange for U.S. federal income tax purposes.

Following the issuance of the Common Stock pursuant to the Exchange Agreement, the Company will have 868,414 shares of Common Stock issued and outstanding.

The Board of Directors of the Company (the “Board”) approved the Exchange Agreement and the related transactions, and the consummation of the Combination was not subject to approval of Company stockholders. Pursuant to the Exchange Agreement, the Company has agreed to hold a stockholders’ meeting to submit the following matters to its stockholders for their consideration: (i) the approval of the conversion of shares of Preferred Stock Payment Shares into shares of Common Stock in accordance with the rules of the Nasdaq Stock Market LLC (the “Conversion Proposal”) and (ii) the approval of a “change of control” under Nasdaq Listing Rules 5110 and 5635(b) (the “Change of Control Proposal”) (such Conversion Proposal, together with the Change of Control Proposal, the “Meeting Proposals”). In connection with these matters, the Company has agreed to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) no later than September 1, 2025.

Reference is made to the discussion of the Preferred Stock Payment Shares, Series D Payment Shares and summary of the Certificate of Designations in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

The foregoing description of the Combination and the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Exchange Agreement has been filed herewith to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, on the one hand, or Alterola, EMC2, or Phytanix, on the other hand. The Exchange Agreement contains representations, warranties and covenants that the Company and Alterola and EMC2 made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Exchange Agreement between the Company, Alterola and EMC2 and may be subject to important qualifications and limitations agreed to by the Company, Alterola and EMC2 in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Exchange Agreement. Further, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Support Agreements

In connection with the execution of the Exchange Agreement, the Company entered into stockholder support agreements (the “Company Stockholder Support Agreements”) with certain of the Company’s directors and executive officers (solely in their capacity as stockholders of the Company). Pursuant to the Company Stockholder Support Agreements, among other things, each of the Company stockholder parties thereto has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Meeting Proposals.

The foregoing description of the Company Stockholder Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Company Stockholder Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-Up Agreements

Concurrently and in connection with the execution of the Exchange Agreement, Alterola, EMC2 and the Preferred Stockholders, solely in their respective capacity as stockholders of Phytanix, and all of the directors and executive officers of the Company (solely in their capacity as stockholders of the Company) as of immediately prior to the Closing entered into lock-up agreements with the Company, pursuant to which each such stockholder agreed to be subject to a 180-day lockup on the sale or transfer of shares of the Company held by each such stockholder at the Closing, including those shares of Common Stock, Preferred Stock Payment Shares and Series D Payment Shares (including the shares of Common Stock into which such Preferred Stock Payment Shares and Series D Payment Shares are convertible) received by each such stockholder in the Combination (the “Lock-Up Agreements”).

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Lock-up Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

On May 15, 2025, in connection with the Exchange Agreement, the Company, Alterola and EMC2 entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, if, at any time after September 1, 2025, the Company receives a request from holders of at least forty percent (40%) of the Registrable Securities (as defined in the Registration Rights Agreement) then outstanding that the Company file a Form S-1 registration statement with respect to at least thirty percent (30%) of the Registrable Securities then outstanding; provided, that, if at the time of such request, the only holders of Registrable Securities are Alterola and EMC2, there shall be no threshold percent to make such request and such threshold percent that must be covered by such request shall be thirty percent (30%) (or, in each case, a lesser percent if the anticipated aggregate offering price, net of Selling Expenses (as defined in the Registration Rights Agreement), would exceed $10,000,000), then the Company shall as soon as practicable, and in any event within sixty (60) days after the date of such request, file a Form S-1 registration statement with the SEC.

If, at any time after September 1, 2025, the Company receives a request from holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $7,500,000; provided, that, if at the time of such request, the only holders of Registrable Securities are Alterola and EMC2, there shall be no threshold percent to make such request and the anticipated aggregate offering price, net of Selling Expenses, must be at least $1,000,000, then the Company shall as soon as practicable, and in any event within thirty (30) days after the date of such request, file a Form S-3 registration statement with the SEC.

The Company will use its good faith commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as practicable after such registration statement is filed.

The Company has also agreed to, among other things, indemnify the holders of Common Stock Preferred Stock Payment Shares signatory thereto, and each of their respective partners, members, directors, officers, stockholders, legal counsel, accountants, underwriter investment advisers and employees of each of them, each Person who controls any such holder or underwriter (within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Form of Repurchase Agreement

The terms of the Exchange Agreement provides that certain former security holders of Phytanix specified therein have the right to exercise an option, but not an obligation, after the Closing and upon the occurrence of certain events, to acquire all of the Company’s and its direct and indirect subsidiaries’ intellectual property, rights, title, regulatory submissions, assignment of contracts, data and interests, as of the time of such acquisition, in and to PHYX-001, PHYX-002, PHYX-003, PHYX-004, and PHYX-005, in accordance with the terms and conditions of the form of Repurchase Agreement.

The foregoing summary of the Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Repurchase Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Form of Common Warrant

In connection with the Exchange Agreement, the Company issued warrants to acquire up to 715,493 shares of Common Stock (the “Common Warrants”). The Common Warrants are exercisable for shares of the Common Stock on any day on or after the Initial Exercisability Date (as defined therein), in whole or in part, by delivery of a written notice, in the form attached thereto. The Common Warrants are exercisable at an exercise price of 110% of the Closing Bid Price on the Trading Day immediately preceding the Stockholder Approval Date (as defined therein) (the “Exercise Price”) and expire on the date that is the third anniversary of the Initial Exercisability Date. The Exercise Price is subject to customary adjustments for stock dividends, stock splits, and the like. There is no established public trading market for the Common Warrants and the Company does not intend to list the Common Warrants on any national securities exchange or nationally recognized trading system.

The foregoing summary of the Common Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Common Warrant, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 16, 2025, the Company completed its business combination with Alterola, EMC2, and the Preferred Stockholders. The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Pursuant to the Exchange Agreement, the Company issued shares of Common Stock, Preferred Stock Payment Shares, Series D Payment Shares and Common Stock Warrants. Such issuances were exempt from the registration requirements of the Securities Act in reliance on Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The shares of Common Stock, Preferred Stock Payment Shares, Series D Payment Shares issued in the Combination have not been registered under the Securities Act and none of such Securities may be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any of the exhibits attached hereto will constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock, Preferred Stock Payment Shares, Series D Payment Shares or any other securities of the Company.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Exchange Agreement, the Board (a) accepted the resignation of Khalil Barrage, Tim Wright and Robert Stein, from the Board, effective as of immediately prior to the Closing on May 15, 2025; (b) appointed Barrett Evans as President and Chief Executive Officer, and a director of the Company, Colin Stott as Chief Operating Officer and as a director of the Company, and Jennifer Chao as a director of the Company, in each case effective immediately after the Closing on May 15, 2025; and (c) promoted Andrew Slee from his prior role of Chief Operating Officer to the Company’s Chief Development Officer, effective immediately upon the Closing on May 15, 2025. Garo Armen remains as the Executive Chairman, Brian Corvese and Jennifer Buell remains as directors, Robert Stein remains as the Chief Medical Officer, and Alexander Arrow remains the Chief Financial Officer.

Appointment of Barrett Evans as President and Chief Financial Officer and Director

There are no arrangements or understandings between Barrett Evans and any other person pursuant to which he was selected as an executive officer other than in connection with the Combination as described herein, and there are no family relationships between Barrett Evans and any of the Company’s directors or executive officers. Barrett Evans has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under item 404(a) of Regulation S-K.

Appointment of Colin Stott as Chief Operating Officer and Director

There are no arrangements or understandings between Colin Stott and any other person pursuant to which he was selected as a director other than in connection with the Combination, each as described herein, and there are no family relationships between Colin Stott and any of the Company’s directors or executive officers. Colin Stott has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under item 404(a) of Regulation S-K.

Appointment of Andrew Slee as Chief Development Officer

There are no arrangements or understandings between Andrew Slee and any other person pursuant to which he was selected as a director other than in connection with the Combination, each as described herein, and there are no family relationships between Andrew Slee and any of the Company’s directors or executive officers. Andrew Slee has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Series C Certificate of Designation

On May 15, 2025, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series C Non-Voting Convertible Preferred Stock (the “Series C Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the Combination referenced in Item 1.01 above. The Series C Certificate of Designation provides for the designation of shares of the Series C Preferred Stock.

Holders of Series C Preferred Stock are entitled to receive dividends on shares of Series C Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation (as defined in the Series C Certificate of Designation), equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as if such dividends (other than dividends payable in the form of Common Stock) are paid on the shares of the Common Stock. In addition, holders of Series C Preferred Stock shall be entitled to receive, and the Company shall pay, payment-in-kind dividends on each share of Series C Preferred Stock, accruing at a rate equal to five percent (5.0%) per annum payable in shares of Series C Preferred Stock on the date that is 180 days after the date of the original issuance of such Series C Preferred Stock or such earlier date that that such holder may convert any portion of the Series C Preferred Stock to Common Stock.

Except as otherwise required by law, the Series C Preferred Stock does not have voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series C Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend the Series C Certificate of Designation, amend or repeal any provision of, or add any provision to, the Company’s third amended and restated certificate of incorporation, as amended (the “Charter”) or Second Amended and Restated Bylaws of the Company, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Charter or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series C Preferred Stock, or increase or decrease (other than by conversion) the number of authorized shares of Series C Preferred Stock (iii) prior to the Stockholder Approval (as defined in the Series C Certificate of Designation) or at any time while at least 30% of the originally issued Series C Preferred Stock remains issued and outstanding, consummate either: (A) any Fundamental Transaction (as defined in the Series C Certificate of Designation) or (B) any merger or consolidation of the Company with or into another entity or any stock sale to, or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, or (iv) enter into any agreement with respect to any of the foregoing.

The Series C Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding-up of the Company, whether voluntarily or involuntarily.

Following stockholder approval of the Conversion Proposal, each share of Series C Preferred Stock will automatically convert into one share of Common Stock, subject to certain limitations provided in the Series C Certificate of Designation, including that the Company shall not affect any conversion of Series C Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion (the “Beneficial Ownership Limitation”); provided, however, that the Beneficial Ownership Limitation will not apply after the stockholder approval of the Change of Control Proposal and upon the occurrence of certain other events as set forth in the Series C Certificate of Designation. If at any time following the earliest of Stockholder Approval (as defined in the Series C Certificate of Designation), the occurrence of one of the events set forth in clauses (ii), (v), or (vi) of Section 1.5(a) of the Exchange Agreement, or September 1, 2025, the Company fails to deliver to a holder certificates representing shares of Common Stock or electronically deliver such shares, the Series C Preferred Stock is redeemable for cash at the option of the holder thereof at a price per share equal to the then-current Fair Value of the Series C Preferred Stock, as defined and described in the Series C Certificate of Designation.

Series C-1 Certificate of Designation

On May 15, 2025, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series C-1 Non-Voting Convertible Preferred Stock (the “Series C-1 Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the Combination referenced in Item 1.01 above. The Series C-1 Certificate of Designation provides for the designation of shares of the Series C-1 Preferred Stock.

Holders of Series C-1 Preferred Stock are entitled to receive dividends on shares of Series C-1 Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation (as defined in the Series C-1 Certificate of Designation), equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as if such dividends (other than dividends payable in the form of Common Stock) are paid on the shares of the Common Stock. In addition, holders of Series C-1 Preferred Stock shall be entitled to receive, and the Company shall pay, payment-in-kind dividends on each share of Series C-1 Preferred Stock, accruing at a rate equal to five percent (5.0%) per annum payable in shares of Series C-1 Preferred Stock on the date that is 180 days after the date of the original issuance of such Series C-1 Preferred Stock or such earlier date that that such holder may convert any portion of the Series C-1 Preferred Stock to Common Stock.

Except as otherwise required by law, the Series C-1 Preferred Stock does not have voting rights. However, as long as any shares of Series C-1 Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series C-1 Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series C-1 Preferred Stock or alter or amend the Series C-1 Certificate of Designation, amend or repeal any provision of, or add any provision to, the Company’s third amended and restated certificate of incorporation, as amended (the “Charter”) or Second Amended and Restated Bylaws of the Company, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C-1 Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Charter or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series C-1 Preferred Stock, or increase or decrease (other than by conversion) the number of authorized shares of Series C-1 Preferred Stock (iii) prior to the Stockholder Approval (as defined in the Series C-1 Certificate of Designation) or at any time while at least 30% of the originally issued Series C-1 Preferred Stock remains issued and outstanding, consummate either: (A) any Fundamental Transaction (as defined in the Series C-1 Certificate of Designation) or (B) any merger or consolidation of the Company with or into another entity or any stock sale to, or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, or (iv) enter into any agreement with respect to any of the foregoing.

The Series C-1 Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding-up of the Company, whether voluntarily or involuntarily.

Following stockholder approval of the Conversion Proposal, each share of Series C-1 Preferred Stock will automatically convert into one share of Common Stock, subject to certain limitations provided in the Series C-1 Certificate of Designation, including that the Company shall not affect any conversion of Series C-1 Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion (the “Beneficial Ownership Limitation”); provided, however, that the Beneficial Ownership Limitation will not apply after the stockholder approval of the Change of Control Proposal and upon the occurrence of certain other events as set forth in the Series C-1 Certificate of Designation. If at any time following the earliest of Stockholder Approval (as defined in the Series C-1 Certificate of Designation), the occurrence of one of the events set forth in clauses (ii), (v), or (vi) of Section 1.5(a) of the Exchange Agreement, or September 1, 2025, the Company fails to deliver to a holder certificates representing shares of Common Stock or electronically deliver such shares, the Series C-1 Preferred Stock is redeemable for cash at the option of the holder thereof at a price per share equal to the then-current Fair Value of the Series C-1 Preferred Stock, as defined and described in the Series C-1 Certificate of Designation.

Series D Certificate of Designation

On May 15, 2025, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series D Non-Voting Convertible Preferred Stock (the “Series D Certificate of Designation”, and together with the Series C Certificate of Designation and the Series C-1 Certificate of Designation, the “Certificates of Designations”) with the Secretary of State of the State of Delaware in connection with the Combination referenced in Item 1.01 above. The Series D Certificate of Designation provides for the designation of shares of the Series D Preferred Stock.

Subject to the senior rights of the Senior Preferred Stock (as defined in the Series D Certificate of Designation), and pari passu with the holders of shares of Parity Stock (as defined in the Series D Certificate of Designation), from and after the first date of issuance of any Series D Preferred Stock, each holder of a share of Series D Preferred Stock shall be entitled to received dividends when and as declared by the Board, from time to time, in its sole discretion, which dividends shall by paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms of the Series D Certificate of Designation, in cash, in securities of the Company or any other entity, or using assets as determined by the Board on the Stated Value (as defined in the Series D Certificate of Designation) of such share of Series D Preferred Stock.

Except as otherwise required by law, the Series D Preferred Stock does not have voting rights, either as a separate series or class or together with any other series or class of share of capital stock. Except as otherwise required by law, holders of the Series D Preferred Stock shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock.

All shares of capital stock of the Company shall by junior in rank to all of the Series D Preferred Stock with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, subject to the express consent of the holders of at least a majority of the outstanding Series D Preferred Stock to create Parity Stock.

Following stockholder approval of the Conversion Proposal, each holder of Series D Preferred Stock shall be entitled to convert any portion of the outstanding Series D Preferred Stock held by such holder into validly issued, fully paid and non-assessable Conversion Shares (as defined in the Series D Certificate of Designation) at the Conversion Rate (as defined in the Series D Certificate of Designation).

The foregoing descriptions of the Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock and each respective Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, copies of which is filed as Exhibit 3.1, Exhibit 3.2, and Exhibit 3.3, respectively to this Current Report on Form 8-K and is incorporated herein by reference.

Item7.01	Regulation FD Disclosure.

Press Release

On May 19, 2025, the Company issued a press release announcing the transactions described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Item 8.01	Other Events.

After the issuances of Common Stock set forth in Item 3.02 above, there will be a total [•] shares of Common Stock issued and outstanding.

As a result of the transactions described in Item 1.01 above, as of the date of this Current Report on Form 8-K, the Company believes it has stockholders’ equity greater than $2.5 million.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired

The financial statements required by this Item, with respect to the Combination described in Item 2.01 herein, are expected to be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

(b) Pro forma financial information

The pro forma financial information required by this Item, with respect to the Combination described in Item 2.01 herein, are expected to be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

Forward Looking Statements

Any statements in this Current Report about the future expectations, plans, and prospects of the Company, including without limitation, statements regarding: the Combination, stockholder approval of the conversion of the Series C Preferred Stock, Series C-1 Preferred Stock and Series D Preferred Stock, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to those set forth under the caption “Risk Factors” in this Current Report on Form 8-K and in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as supplemented by its subsequent Quarterly Reports on Form 10-Q, and in other filings made with the SEC. In addition, any forward-looking statements included in this Current Report represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this Current Report.

No Offer or Solicitation; Important Information About the Combination and Where to Find It

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Combination and shall not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Company nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

The Company expects to file a proxy statement with the SEC relating to the Meeting Proposals. The definitive proxy statement will be sent to all Company stockholders. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Meeting Proposals as they become available because they will contain important information about the Exchange Agreement and related transactions and the Meeting Proposals to be voted upon. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

The Company and its directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies in respect of the Combination. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2025 under “Item 10. Directors, Executive Officers and Corporate Governance.” Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

(d) Exhibits.

Exhibit Number	Description
2.1	Share Exchange Agreement, dated May 15, 2025, relating to Phytanix Bio, by and between Protagenic Therapeutics, Inc., Alterola Biotech Inc., EMC2 Capital LLC, the preferred stockholders of Phytanix Bio set forth on Schedule A, and Colin Stott as Sellers’ Representative.*
3.1	Certificate of Designation of Series C Non-Voting Convertible Preferred Stock of Protagenic Therapeutics, Inc., dated May 15, 2025.
3.2	Certificate of Designation of Series C-1 Non-Voting Convertible Preferred Stock of Protagenic Therapeutics, Inc., dated May 15, 2025
3.3	Certificate of Designation of Series D Non-Voting Convertible Preferred Stock of Protagenic Therapeutics, Inc., dated May 15, 2025
4.1	Form of Common Warrant
10.1	Registration Rights Agreement, dated May 15, 2025, by and between Protagenic Therapeutics, Inc., Alterola Biotech Inc. and EMC2 Capital LLC
10.2	Form of Support Agreement, dated May 15, 2025
10.3	Form of Lock-up Agreement
10.4	Form of Repurchase Agreement, dated May 15, 2025, by and among Alterola Biotech Inc., EMC2 Capital LLC and Protagenic Therapeutics, Inc.
99.1	Press Release of Protagenic Therapeutics, Inc., dated May 19, 2025 (furnished herewith).
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

* Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagenic Therapeutics, Inc.

Date: May 19, 2025	By:	/s/ Alexander K. Arrow
Alexander K. Arrow
Chief Financial Officer

Exhibit 2.1

SHARE EXCHANGE AGREEMENT

relating to

PHYTANIX BIO,

a Nevada corporation

by and between

Protagenic Therapeutics, INc.,

a Delaware corporation,

Alterola biotech inc.,

a Nevada corporation,

EMC2 CAPITAL LLC,

a Wyoming limited liability company,

the preferred stockholders of Phytanix Bio set forth on Schedule A hereto,

And

Colin Stott, as Sellers’ Representative

dated as of May 15, 2025

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Table of Contents

(continued)

3.21	Anti-Bribery	22
3.22	CFIUS.	23
3.23	Disclaimer of Other Representations or Warranties	23
SECTION 4.	REPRESENTATIONS AND WARRANTIES OF PURCHASER	23
4.1	Due Organization; Subsidiaries	23
4.2	Organizational Documents	24
4.3	Authority; Binding Nature of Agreement	24
4.4	Vote Required	24
4.5	Non-Contravention; Consents	25
4.6	Capitalization	25
4.7	SEC Filings; Financial Statements	27
4.8	Absence of Changes	29
4.9	Absence of Undisclosed Liabilities	31
4.10	Title to Assets	31
4.11	Real Property; Leasehold	31
4.12	Intellectual Property; Privacy	31
4.13	Agreements, Contracts and Commitments	34
4.14	Compliance; Permits	36
4.15	Legal Proceedings; Orders	36
4.16	Tax Matters	37
4.17	Employee and Labor Matters; Benefit Plans	38
4.18	Environmental Matters	42
4.19	Transactions with Affiliates	42
4.20	Insurance	42
4.21	Opinion of Financial Advisor	42
4.22	No Financial Advisors	43
4.23	Anti-Bribery	43
4.24	CFIUS.	43
4.25	Valid Issuance	43
4.26	Disclaimer of Other Representations or Warranties	43
SECTION 5.	ADDITIONAL AGREEMENTS OF THE PARTIES	43
5.1	Purchaser Stockholders’ Meeting	43
5.2	Proxy Statement	45
5.3	Reservation of Purchaser Common Stock; Issuance of Shares of Purchaser Common Stock	46
5.4	Employee Benefits	46
5.5	Indemnification of Officers and Directors	47
5.6	Additional Agreements	48
5.7	Listing	48
5.8	Directors and Officers	48
5.9	Section 16 Matters	49
5.10	Closing Certificates	49

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Table of Contents

(continued)

5.11	Takeover Statutes	49
5.12	Private Placement; Legends	49
5.13	Audited Financial Statements; Unaudited Interim Periods	50
5.14	Tax Matters	51
SECTION 6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY TO CONSUMMATE THE COnTEMPLATED TRANSACTIONS	51
6.1	No Restraints	51
SECTION 7.	CLOSING DELIVERIES OF SELLERs	51
7.1	Documents	51
7.2	Company Lock-Up Agreement	51
7.3	Registration Rights Agreement	51
SECTION 8.	CLOSING DELIVERIES OF PURCHASER	51
8.1	Documents	52
8.2	Purchaser Lock-Up Agreements	52
8.3	Purchaser Stockholder Support Agreements	52
8.4	Registration Rights Agreement	52
SECTION 9.	MISCELLANEOUS PROVISIONS	52
9.1	Non-Survival of Representations and Warranties	52
9.2	Amendment	52
9.3	Waiver	52
9.4	Entire Agreement; Counterparts; Exchanges by Electronic Transmission	53
9.5	Applicable Law; Jurisdiction	53
9.6	Attorneys’ Fees	53
9.7	Assignability	53
9.8	Notices	53
9.9	Cooperation	55
9.10	Severability	55
9.11	Other Remedies; Specific Performance	55
9.12	No Third-Party Beneficiaries	55
9.13	Construction	55
9.14	Expenses	57
9.15	Transaction Litigation	57
9.16	Sellers’ Representative	57

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Exhibits:

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SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT is made and entered into as of May 15, 2025, by and among PROTAGENIC THERAPEUTICS, INC., a Delaware corporation (“Purchaser”), and ALTEROLA BIOTECH INC., a Nevada corporation (“Alterola”), EMC2 Capital LLC, a Wyoming limited liability company (“EMC2” and, together with Alterola, “Sellers” and each, a “Seller”) and each of the persons listed on Schedule A hereto (the “Preferred Stockholders”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

A. Sellers collectively own, beneficially and of record, 100% of all the issued and outstanding shares (the “Shares”) of the Company Common Shares of Phytanix Bio, a Nevada corporation (the “Company”).

B. The Preferred Stockholders collectively own, beneficially and of record, 100% of all the issued and outstanding shares (the “Preferred Shares”) of Company Series A Convertible Preferred Stock.

C. The Shares and the Preferred Shares constitute 100% of the issued and outstanding shares of share capital of the Company.

D. The Company owns, beneficially and of record, 100% of the issued and outstanding shares of share capital of each of ABTI Pharma, Ltd., Phytotherapeutic, Ltd. and Ferven, Ltd.

E. Purchaser desires to purchase the Shares from Sellers and the Preferred Shares from the Preferred Stockholders, and Sellers desire to sell the Shares and the Preferred Stockholders desire to sell the Preferred Shares to Purchaser, in each case in accordance with the terms of this Agreement and subject to the conditions set forth herein (the “Share Purchase”).

F. The Purchaser Board has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Purchaser and its stockholders, (ii) approved and declared advisable this Agreement and the Contemplated Transactions, including the issuance of the Purchaser Common Stock Payment Shares and the Purchaser Preferred Stock Payment Shares to Sellers, pursuant to the terms of this Agreement, and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of Purchaser vote to approve the Purchaser Stockholder Matters at the Purchaser Stockholders’ Meeting to be convened following the Closing.

G. Concurrently with the execution and delivery of this Agreement and as a condition and inducement to each of Purchaser’s, Sellers’ and Preferred Stockholders’ willingness to enter into this Agreement, all of the directors and officers of Purchaser (solely in their capacity as stockholders of Purchaser) (the “Purchaser Signatories”) and each Seller (solely in their capacities as shareholders of the Company) are executing lock-up agreements in substantially the form attached as Exhibit B (each, a “Lock-Up Agreement”).

H. Concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Sellers’ and the Preferred Stockholders’ willingness to enter into this Agreement, each of the Purchaser Signatories (solely in their capacity as stockholders of Purchaser) are executing support agreements in favor of the Sellers in substantially the form attached as Exhibit C (the “Purchaser Stockholder Support Agreement”), pursuant to which such Persons have, subject to the terms and conditions set forth therein, agreed to vote all of their shares of capital stock of Purchaser in favor of the Purchaser Stockholder Matters.

I. Concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Company’s willingness to enter into this Agreement, Purchaser is executing a registration rights agreement in substantially the form attached as Exhibit D (the “Registration Rights Agreement”).

J. Immediately following the execution and delivery of this Agreement, Purchaser will file the Certificates of Designation in substantially the forms attached as Exhibit E, Exhibit F and Exhibit G with the office of the Secretary of State of the State of Delaware.

AGREEMENT

The Parties, intending to be legally bound, agree as follows:

SECTION 1. DESCRIPTION OF TRANSACTION

1.1 Sale and Purchase of Shares. Subject to the terms and conditions contained in this Agreement, at the Closing, (i) Sellers shall sell, convey, assign, transfer and deliver all of the Shares and (ii) the Preferred Stockholders shall sell, convey, assign, transfer and deliver all of the Preferred Shares to Purchaser, and Purchaser shall purchase, acquire and accept all of the Shares from Sellers and Preferred Shares from the Preferred Stockholders.

1.2 Closing Consideration.

(a) The aggregate closing consideration (the “Share Closing Consideration”) to be paid to Sellers, in each case in accordance with their Pro Rata Portion, by Purchaser for all of the Shares shall be (a) 117,690 shares of Purchaser Common Stock (“Purchaser Common Stock Payment Shares”), which shares shall represent a number of shares equal to no more than 19.99% of the outstanding shares of Purchaser Common Stock as of immediately before the Effective Time, (b) 5,705 shares of Purchaser Series C Convertible Preferred Stock and (the “Purchaser Series C Payment Shares”) (c) 950,000 shares of Purchaser Series C-1 Convertible Preferred Stock (together with the Purchaser Series C Payment Shares, the “Purchaser Preferred Stock Payment Shares”). Each Purchaser Preferred Stock Payment Shares shall be convertible into one (1) share of Purchaser Common Stock, subject to and contingent upon the affirmative vote of a majority of the Purchaser Common Stock present or represented and entitled to vote at a meeting of stockholders of Purchaser to approve, for purposes of the Nasdaq Stock Market Rules, the issuance of shares of Purchaser Common Stock to Seller upon conversion of any and all shares of Series C Purchaser Convertible Preferred Stock and Series C-1 Purchaser Convertible Preferred Stock in accordance with the terms of the Certificates of Designation in substantially the form attached hereto as Exhibit E and Exhibit F (the “Series C Preferred Stock Conversion Proposal”).

(b) The aggregate closing consideration (the “Preferred Closing Consideration” and, together with the Share Closing Consideration, the “Closing Consideration”) to be paid to the Preferred Stockholders, in each case in accordance with their Preferred Pro Rata Portion, by Purchaser for (a) all of the Preferred Shares shall be 20,000 shares (the “Series D Payment Shares”) of Series D Preferred Stock, par value $0.000001 of the Company (“Series D Preferred Stock”) and (b) warrants to purchase up to 20,000 shares of Common Stock (“Common Warrants”). Accordingly, (1) each Series D Payment Share shall be convertible into one (1) share of Purchaser Common Stock, and (2) the Preferred Stockholders shall also receive the Common Warrants, in each case subject to and contingent upon the affirmative vote of a majority of the Purchaser Common Stock present or represented and entitled to vote at a meeting of stockholders of Purchaser to approve, for purposes of the Nasdaq Stock Market Rules, (A) the issuance of shares of Purchaser Common Stock to Preferred Stockholders upon conversion of any and all shares of Series D Purchaser Convertible Preferred Stock in accordance with the terms of the Series D Certificate of Designation in substantially the form attached hereto as Exhibit G (the “Series D Preferred Stock Conversion Proposal”), and (B) the issuance of the Common Warrants to Preferred Stockholders (the “Common Warrant Proposal”, and together with the Series C Preferred Stock Conversion Proposal and the Series D Preferred Stock Conversion Proposal, the “Preferred Stock Conversion Proposal”). For the avoidance of doubt, the Closing Consideration set forth in this Section 1.2 gives effect to the Certificates of Designation.

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1.3 Closing; Effective Time. The consummation of the Share Purchase under this Agreement (the “Closing”) is being consummated remotely via the electronic exchange of documents and signatures substantially simultaneously with the execution and delivery of this Agreement, or at such other time, date and place as Purchaser and Sellers’ Representative may mutually agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.” The time at which the Closing shall be deemed to have occurred is 7:00 AM Eastern Time on the Closing Date or at such other date or time agreed upon in writing by the Parties (the “Effective Time”). Immediately following the execution and delivery of this Agreement, Purchaser will file the Certificates of Designation with the office of the Secretary of State of the State of Delaware. Within two (2) Business Days following the Closing Date, Purchaser shall (a) issue the Purchaser Common Stock Payment Shares and the Purchaser Preferred Stock Payment Shares to Sellers in accordance with their Pro Rata Portion and deliver, or cause to be delivered, to each Seller evidence of the book-entry issuance of the Purchaser Common Stock Payment Shares and the Purchaser Preferred Stock Payment Shares issued to such Seller and (b) issue the Series D Payment Shares to the Preferred Stockholders in accordance with their Preferred Pro Rata Portion and deliver, or cause to be delivered, to each Preferred Stockholder evidence of the book-entry issuance of the Series D Payment Shares issued to such Preferred Stockholder.

1.4 Repurchase Right.

(a) Each holder of Series C Payment Shares and Series D Payment Shares shall have the option to acquire all its Pro Rata Portion of Purchaser’s and its Subsidiaries’ (which, after the Closing, includes the Company’s and its Subsidiaries’) intellectual property, rights, title, regulatory submissions, assignment of contracts, data and interests, as of the time of such acquisition, in and to PHYX-001, PHYX-002, PHYX-003, PHYX-004, and PHYX-005 from Purchaser in accordance with the terms and conditions of the Repurchase Agreement in the form attached as Exhibit H (i) at or following September 1, 2025, or (ii) if and when the Purchaser gets delisted from Nasdaq, in each case in exchange for the aggregate cash settlement amount that Sellers is then entitled to receive pursuant to Section 6.5.3 of the Series C Certificate of Designation upon a conversion by Sellers pursuant to such terms. No holder of Series C Payment Shares or Series D Payment Shares shall exercise the option set forth herein without the prior written consent of the other holder of Series C Payment Shares or Series D Payment Shares.

(b) Purchaser shall comply with its obligations under the Repurchase Agreement and take any and all actions such that Purchaser can execute the Repurchase Agreement pursuant to its terms at any time that the holders of Series C Payment Shares and Series D Payment Shares may exercise the Option (as defined in the Repurchase Agreement) after the Closing.

1.5 Withholding. The Parties shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Seller, Preferred Stockholder or any other Person such amounts as such Party is required to deduct and withhold under the Code or any other Law with respect to the making of such payment. To the extent that amounts are so withheld and paid over to the appropriate Governmental Body, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

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SECTION 2. REPRESENTATIONS AND WARRANTIES OF PREFERRED STOCKHOLDERS

Subject to Section 9.13(h), each Preferred Stockholder, jointly but not severally, represents and warrants to Purchaser as follows:

2.1 Due Organization; Subsidiaries. Such Preferred Stockholder has all requisite power and authority to enter into this Agreement and each of the other Transaction Documents to which such Preferred Stockholder is a party, to perform such Preferred Stockholder’s obligations hereunder and thereunder, and to consummate the Contemplated Transactions. This Agreement and each of the other Transaction Documents to which such Preferred Stockholder is a party has been duly executed and delivered by such Preferred Stockholder and constitutes the valid, binding and enforceable obligation of such Preferred Stockholder, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

2.2 Non-Contravention; Consents.

(a) No notices are required to be made by such Preferred Stockholder with, nor are any consents required to be obtained by such Preferred Stockholder from, any Governmental Body under any Laws or permits, as a result of, in connection with, or as a condition to the execution, delivery or performance by such Preferred Stockholder of this Agreement and the consummation of the Contemplated Transactions.

(b) The execution, delivery and performance by such Preferred Stockholder of this Agreement and the consummation of the Contemplated Transactions, will not constitute or result in (with or without notice, lapse of time or both): (i) a breach or violation of, a default under, the acceleration of any obligations under, or the creation of a payment obligation under any Contract to which such Preferred Stockholder is a party or otherwise bound, (ii) the creation of an Encumbrance on any of the Preferred Shares owned by such Preferred Stockholder.

(c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Company or any of its Subsidiaries, except as would not reasonably be expected to be material to the Company or any of its Subsidiaries or their business;

(d) The execution, delivery and performance by such Preferred Stockholder of this Agreement, does not, and the consummation of Contemplated Transactions will not, constitute or result in any violation of Laws or permits to which such Preferred Stockholder is subject. Such Preferred Stockholder is not in violation of any Law with respect to ownership of her/his/its Preferred Shares or her/his/its ability to consummate the transaction contemplated by this Agreement.

2.3 Preferred Stockholder Shares. Such Preferred Stockholder is the direct, legal and beneficial owner of the Preferred Shares (and equivalent warrants) set forth opposite such Preferred Stockholder’s name on Schedule A, free and clear of all Encumbrances. Except for this Agreement, such Preferred Stockholder is not a party to any option, warrant, right, contract, call, put or other agreement or commitment providing for the disposition or acquisition of any equity interest in the Company. Such Preferred Stockholder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any equity interest in the Company. Upon the delivery of such Preferred Stockholder’s Preferred Shares in the manner contemplated under Section 1.3, the Buyer will acquire the beneficial, legal, valid and indefeasible title to such Preferred Stockholder’s Preferred Shares, free and clear of all Encumbrances, restrictions on transfer, options, warrants, rights, calls, commitments, proxies or other contract rights.

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2.4 Litigation. There are no pending Proceedings and, to such Preferred Stockholder’s knowledge, no Person has threatened to commence any Proceeding, against such Preferred Stockholder with respect to the Contemplated Transactions. No event has occurred or circumstance exists which could reasonably be expected to give rise to or serve as a valid basis for the commencement of any Proceeding by or against the Preferred Stockholder with respect to any of the matters contemplated by this Agreement.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF SellerS

Subject to Section 9.13(h), except as set forth in the correspondingly numbered Section of the disclosure schedule delivered by Sellers to Purchaser (the “Company Disclosure Schedule”), Sellers, jointly and severally, represent and warrant to Purchaser as follows:

3.1 Due Organization; Subsidiaries.

(a) Each of the Company and its Subsidiaries is a company duly incorporated or organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or formation and has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used; and (iii) to perform its obligations under all Contracts by which it is bound.

(b) Each of the Company and its Subsidiaries is duly licensed and qualified to do business, and is in good standing (to the extent applicable in such jurisdiction) and is up-to-date in the filing of all material corporate and similar returns (including, without limitation, any ultimate beneficiary declaration or similar corporate transparency declaration), under the Laws of all jurisdictions where the nature of its business requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Company Material Adverse Effect.

(c) Section 3.1(c) of the Company Disclosure Schedule sets forth a true and complete list of each Subsidiary of the Company and, except as set forth in Section 3.1(c) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries owns, or has ever owned, any shares of, or any equity, ownership or profit-sharing interest of any nature in, or controls, or has ever controlled, directly or indirectly, any other Entity.

(d) Neither the Company nor any of its Subsidiaries has ever been, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business Entity. Neither the Company nor any of its Subsidiaries has agreed to, or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. Neither the Company nor any of its Subsidiaries has, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity.

5

3.2 Organizational Documents. Sellers have made available to Purchaser accurate and complete copies of the Organizational Documents of the Company and each of its Subsidiaries in effect as of the date of this Agreement. Neither the Company nor any of its Subsidiaries is in breach or violation of its respective Organizational Documents.

3.3 Authority; Binding Nature of Agreement.

(a) Each Seller has all necessary power and authority to enter into and to perform its obligations under this Agreement and to consummate the Contemplated Transactions. The board of directors of each Seller (at a meeting duly called and held or by unanimous written consent) has: (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of such Seller; and (ii) authorized, approved and declared advisable this Agreement and the Contemplated Transactions.

(b) This Agreement has been duly executed and delivered by each Seller and, assuming the due authorization, execution and delivery by Purchaser, constitutes the legal, valid and binding obligation of each Seller, enforceable against such Seller in accordance with its terms, subject to the Enforceability Exceptions.

3.4 Non-Contravention; Consents. Neither (x) the execution, delivery or performance of this Agreement by any Seller, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

(a) contravene, conflict with or result in a violation of any of the provisions of the Organizational Documents of any Seller, the Company, or any of the Subsidiaries of the Company;

(b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Law or any order, writ, injunction, judgment or decree to which any Seller, the Company, or any of the Subsidiaries of the Company, or any of the assets owned or used by the Company or any of its Subsidiaries, is subject, except as would not reasonably be expected to be material to the Company or any of its Subsidiaries or their business.

(c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Company or any of its Subsidiaries, except as would not reasonably be expected to be material to the Company or any of its Subsidiaries or their business;

(d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Company Material Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Company Material Contract; (ii) any material payment, rebate, chargeback, penalty or change in delivery schedule under any Company Material Contract; (iii) accelerate the maturity or performance of any Company Material Contract; or (iv) cancel, terminate or modify any term of any Company Material Contract, except in the case of any non-material breach, default, penalty or modification; or

(e) result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by the Company or any of its Subsidiaries (except for Permitted Encumbrances).

6

Except for (i) any Consent set forth in Section 3.4 of the Company Disclosure Schedule under any Company Contract, and (ii) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, or state securities Laws, neither Seller nor the Company or any of its Subsidiaries is required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (A) the execution, delivery or performance of this Agreement, or (B) the consummation of the Contemplated Transactions. The Company Board has taken and will take all actions necessary to ensure that the restrictions of any Takeover Statute or similar Law applicable to the Company are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Lock-Up Agreements and to the consummation of the Contemplated Transactions.

3.5 Capitalization.

(a) The authorized share capital of the Company as of immediately prior to the Closing consists of (i) 10,000,000 Company Common Shares, of which 5,800,000 shares are issued and outstanding and (ii) 100,000 Company Series A Convertible Preferred Stock, of which 20,000 shares are issued and outstanding as of immediately prior to the Closing. As of immediately prior to the Closing, Alterola owns 86.207% of the issued and outstanding Company Common Shares and EMC2 owns 13.793% of the issued and outstanding Company Common Shares, which together constitute 100% of the issued and outstanding Company Common Shares. The shareholders listed on Schedule A hereto own 100% of the issued and outstanding shares of Company Series A Convertible Preferred Stock, which together with the Company Common Shares constitutes 100% of the issued and outstanding shares in the share capital of the Company.

(b) Section 3.5(b) of the Company Disclosure Schedule sets out the authorized and issued shares of each of the Company’s Subsidiaries, as well as the names of the Persons who are the holders of such shares and the number and class of shares held by each Person. Other than as disclosed in Section 3.5(b) of the Company Disclosure Schedule, no other Person holds any Equity Interests in the Company and each of its Subsidiaries, in each case as of immediately prior to the Closing.

(c) All of the issued and outstanding shares in the share capital of the Company and of its Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable. None of the issued and outstanding shares in the share capital of the Company and of its Subsidiaries are entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the issued and outstanding shares in the share capital of the Company and of its Subsidiaries are subject to any right of first refusal in favor of the Company or any of its Subsidiaries. Except as contemplated herein, there is no Company Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares in the share capital of the Company or of its Subsidiaries. Neither the Company nor any of its Subsidiaries are under any obligation, nor are any of them bound by any Contract pursuant to which any of them may become obligated, to repurchase, redeem or otherwise acquire any issued and outstanding shares in the share capital of the Company or any of its Subsidiaries or other securities. There are no repurchase rights held by the Company or any of its Subsidiaries with respect to shares in the share capital of the Company or any of its Subsidiaries.

(d) Neither the Company nor any of its Subsidiaries has any stock option plan or any other plan, program, agreement or arrangement providing for any equity-based compensation for any Person.

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(e) There is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares in the share capital of the Company or other securities of the Company or any of its Subsidiaries; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for shares in the share capital of the Company or other securities of the Company or any of its Subsidiaries; or (iii) condition or circumstance that could be reasonably likely to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares in the share capital of the Company or other securities of the Company or any of its Subsidiaries. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company or any of its Subsidiaries.

(f) All issued and outstanding shares in the share capital of the Company and all issued and outstanding shares in the share capital of each of the Subsidiaries of the Company have been validly issued and granted in material compliance with (i) the Organizational Documents of the Company and its Subsidiaries, as applicable, in effect as of the relevant time and all applicable securities Laws and other applicable Law, and (ii) all requirements set forth in applicable Contracts.

(g) All distributions, dividends, repurchases and redemptions of shares in the share capital of the Company or other Equity Interests of the Company and its Subsidiaries were undertaken in material compliance with (i) the Organizational Documents of the Company and its Subsidiaries, as applicable, in effect as of the relevant time and all applicable securities Laws and other applicable Laws, and (ii) all requirements set forth in applicable Contract.

3.6 Financial Statements.

(a) Concurrently with the execution hereof, Sellers have provided to Purchaser true and complete copies of the Company Unaudited Interim Balance Sheet, together with the unaudited consolidated statement of income of the Company for the period reflected in the Company Unaudited Interim Balance Sheet (collectively, the “Company Financials”). The Company Financials were prepared in accordance with GAAP (except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments, none of which is material) and fairly present, in all material respects, the financial position and operating results of the Company, but have not been audited or reviewed by the Company’s independent auditors.

(b) The Company maintains accurate books and records reflecting its and it Subsidiaries’ assets and liabilities and maintains a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of the financial statements of the Company and its Subsidiaries in accordance with GAAP and to maintain accountability of the Company’s and its Subsidiaries’ assets; (iii) access to the Company’s and its Subsidiaries’ assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for the Company’s and its Subsidiaries’ assets is compared with the existing assets at regular intervals and appropriate action is taken with respect to any differences; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented which are designed to effect the collection thereof on a current and timely basis. The Company maintains internal controls consistent with the practices of similarly situated private companies over financial reporting that provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

(c) Since December 31, 2021, there have been no securitization transactions or “off-balance sheet arrangements” (as defined in Item 303(c) of Regulation S-K under the Exchange Act) effected by the Company or any of its Subsidiaries.

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(d) Since December 31, 2021, there have been no formal internal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer or general counsel of the Company, the Company Board or any committee thereof. Since December 31, 2021, the Company has not identified (i) any significant deficiency or material weakness in the design or operation of the system of internal accounting controls utilized by the Company, (ii) any fraud, whether or not material, that involves the Company, the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company or (iii) any claim or allegation regarding any of the foregoing.

3.7 Absence of Changes. Except as set forth in Section 3.7 of the Company Disclosure Schedule, after the date of the Company Unaudited Interim Balance Sheet, the Company and each of its Subsidiaries has conducted its business only in the Ordinary Course of Business (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto) and there has not been any (a) Company Material Adverse Effect and (b) neither the Company nor any of its Subsidiaries has done any of the following:

(a) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any of the shares in the share capital of the Company or other securities; or repurchased, redeemed or otherwise reacquired any of its shares in the share capital of the Company or other securities;

(b) sold, issued, granted, pledged or otherwise disposed of or encumbered or authorized any of the foregoing with respect to: (i) any shares in the share capital of the Company or any of its Subsidiaries or any other security of the Company or any of its Subsidiaries; (ii) any option, warrant or right to acquire any shares in the share capital of the Company or any of its Subsidiaries or any other security; or (iii) any instrument convertible into or exchangeable for any shares in the share capital of the Company or any of its Subsidiaries or any other security of the Company or any of its Subsidiaries;

(c) except as required to give effect to anything in contemplation of the Closing, amended any of its Organizational Documents, or effected or been a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, share split, reverse share split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

(d) formed any Subsidiary or acquired any equity interest or other interest in any other Entity or entered into a joint venture with any other Entity;

(e) (i) lent money to any Person (except for the advance of reasonable business expenses to employees, directors and consultants in the Ordinary Course of Business), (ii) incurred or guaranteed any indebtedness for borrowed money, or (iii) guaranteed any debt securities of others;

(f) other than as required by applicable Law or the terms of any Company Benefit Plan as in effect on the date of this Agreement: (i) adopted, terminated, established or entered into any material Company Benefit Plan; (ii) caused or permitted any Company Benefit Plan to be amended in any material respect; (iii) paid any material bonus or distributed any profit-sharing account balances or similar payment to, or, other than in the Ordinary Course of Business, increased the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees; (iv) increased the severance or change-of-control benefits offered to any current, former or new employees, directors or consultants or (v) hired, terminated or gave notice of termination (other than for cause) to, any (x) officer or (y) employee whose annual base salary is or is expected to be more than $100,000 per year;

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(g) entered into any collective bargaining agreement or similar agreement with any labor union or similar labor organization;

(h) entered into any material transaction other than (i) in the Ordinary Course of Business or (ii) in connection with the Contemplated Transactions;

(i) acquired any material asset or sold, leased or otherwise irrevocably disposed of any of its assets or properties, or granted any Encumbrance (other than Permitted Encumbrances) with respect to such assets or properties, except in the Ordinary Course of Business;

(j) sold, assigned, transferred, licensed, sublicensed or otherwise disposed of any material Company IP (other than pursuant to non-exclusive licenses in the Ordinary Course of Business);

(k) made, changed or revoked any material Tax election, failed to pay any income or other material Tax as such Tax becomes due and payable, filed any amendment making any material change to any Tax Return, settled or compromised any income or other material Tax liability, entered into any Tax allocation, sharing, indemnification or other similar agreement or arrangement (including any “closing agreement” described in Section 7121 of the Code (or any similar Law) with any Governmental Body, but excluding customary commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes), requested or consented to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material Taxes (other than pursuant to an extension of time to file any Tax Return granted in the Ordinary Course of Business of not more than six months), or adopted or changed any material accounting method in respect of Taxes;

(l) made any expenditures, incurred any Liabilities or discharged or satisfied any Liabilities, in each case, in amounts that exceed $100,000;

(m) other than as required by Law or GAAP, taken any action to change accounting policies or procedures;

(n) initiated or settled any Legal Proceeding; or

(o) agreed, resolved or committed to do any of the foregoing.

3.8 Absence of Undisclosed Liabilities. As of the date hereof, neither the Company nor any of its Subsidiaries has any liability, indebtedness, obligation or expense of any kind, whether accrued, absolute, contingent, matured or unmatured (whether or not required to be reflected in the financial statements in accordance with GAAP) (each a “Liability”), except for: (a) Liabilities disclosed, reflected or reserved against in the Company Unaudited Interim Balance Sheet; (b) Liabilities that have been incurred by the Company or any of its Subsidiaries since the date of the Company Unaudited Interim Balance Sheet in the Ordinary Course of Business and which are not material to the Company or any of its Subsidiaries, individually or in the aggregate; (c) Liabilities for performance of obligations under Company Contracts in the Ordinary Course of Business, which, in each case, are not related to any breach or default of the Company or any of its Subsidiaries; (d) Liabilities incurred in connection with the Contemplated Transactions; and (e) Liabilities described in Section 3.8 of the Company Disclosure Schedule.

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3.9 Title to Assets. Each of the Company and its Subsidiaries owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or tangible assets and equipment used or held for use in its respective business or operations or purported to be owned by it that are material to the Company or such Subsidiary or its respective business, including: (a) all tangible assets reflected on the Company Unaudited Interim Balance Sheet; and (b) all other tangible assets reflected in the books and records of the Company or any of its Subsidiaries as being owned by the Company or such Subsidiary. All of such assets are owned or, in the case of leased assets, leased by the Company or its Subsidiaries free and clear of any Encumbrances, other than Permitted Encumbrances.

3.10 Real Property; Leasehold. In the past ten (10) years, neither the Company nor any of its Subsidiaries has owned any real property. Sellers have made available to Purchaser (a) an accurate and complete list of all real properties with respect to which the Company or any of its Subsidiaries directly or indirectly holds a valid leasehold interest as well as any other real estate that is in the possession of, or occupied or leased by, the Company or any of its Subsidiaries and (b) copies of all leases under which any such real property is possessed, occupied or leased (collectively, the “Company Real Estate Leases”), each of which is in full force and effect, with no existing material default thereunder by the Company or any of its Subsidiaries, or to the Knowledge of Sellers, any other party thereto. The Company and its Subsidiaries’ possession, occupancy, lease, use and/or operation of each such leased property conforms to all applicable Laws in all material respects, and the Company or its Subsidiary has exclusive possession of each such leased property and leasehold interest and has not granted any occupancy rights to any tenants or licensees with respect to such leased property or leasehold interest. In addition, each such leased property and leasehold interest is free and clear of all Encumbrances other than Permitted Encumbrances and any Encumbrances affecting only the applicable landlord’s freehold interest in such leased property. Neither the Company nor any of its Subsidiaries has received any written notice from its landlords or any Governmental Body that: (i) relates to violations of building, zoning, safety or fire ordinances or regulations; (ii) claims any defect or deficiency with respect to any of such properties; or (iii) requests the performance of any repairs, alterations or other work to such properties.

3.11 Intellectual Property; Privacy.

(a) Section 3.11(a) of the Company Disclosure Schedule identifies each item of Company Registered IP, including, with respect to each application and registration: (i) the name of the applicant or registrant and any other co-owner, (ii) the jurisdiction of application or registration, (iii) the application or registration number, (iv) the date of issue, filing, or registration, as applicable, and (v) to the extent applicable, the expiration date. To the Knowledge of Sellers, each of the Patents and Patent applications included in Section 3.11(a) of the Company Disclosure Schedule properly identifies by name each and every inventor of the inventions claimed therein as determined in accordance with applicable Laws of the United States and the applicable foreign jurisdiction. For all Company Registered IP owned or purported to be owned, in whole or in part, by the Company (the “Owned Company Registered IP”) and all other Company Registered IP for which the Company or one of its Subsidiaries has responsibility for prosecution and maintenance activities, all necessary registration, maintenance, renewal, and other material filing fees due through the Closing Date have been timely paid and all necessary documents and certificates in connection therewith have been timely filed with the relevant Patent, Trademark, Copyright, Internet domain name or other authorities in the United States or the applicable foreign jurisdiction, as the case may be, for the purpose of maintaining such Company Registered IP in full force and effect and, except as set forth on Section 3.11(a) of the Company Disclosure Schedule, there are no such filings, payments or other actions that must be made or taken on or before the three-month anniversary of the Closing Date. To the Knowledge of Sellers, as of the date of this Agreement, no cancellation, interference, opposition, reissue, reexamination or other proceeding of any nature (other than office actions or similar communications issued by any Governmental Body in the ordinary course of prosecution of any pending applications for registration) is pending or threatened in writing, in which the scope, validity, enforceability or ownership of any Company IP is being or has been contested or challenged. To the Knowledge of Sellers, each item of Company IP is valid and enforceable, and with respect to the Company Registered IP, subsisting. To the Knowledge of Sellers, the Company and each of its Subsidiaries has complied with the duty of disclosure, candor and good faith as required by the United States Patent and Trademark Office during the prosecution of each Patent included in the Owned Company Registered IP and all other Company Registered IP for which the Company or its Subsidiaries has responsibility for prosecution and maintenance activities have been complied with; and in all foreign offices having similar requirements, all such requirements have been complied with.

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(b) The Company or one of its Subsidiaries (i) exclusively owns all Owned Company Registered IP and either owns, is the sole assignee of, or has exclusively licensed all other material Company IP, and (ii) has valid and continuing rights to use all other material Intellectual Property Rights as the same are used in or necessary for the conduct of the business as presently conducted by the Company, in each case, free and clear of all Encumbrances other than Permitted Encumbrances. To the Knowledge of Sellers, the Owned Company Registered IP is currently in compliance in all material respects with all Laws necessary to record and perfect the Company’s interest in, and the chain of title of, the Owned Company Registered IP and to ensure the ability to claim priority in all jurisdictions, provided that this clause shall not be construed as a representation or warranty of non-infringement of any Intellectual Property Rights. The Company IP and the Intellectual Property Rights licensed to the Company pursuant to a valid, enforceable written agreement constitute all Intellectual Property Rights used in, material to or otherwise necessary for the operation of the Company’s business as currently conducted, provided that this clause shall not be construed as a representation or warranty of non-infringement of any Intellectual Property Rights. Each Company Associate involved in the creation or development of any material Company IP, pursuant to such Company Associate’s activities on behalf of the Company or any of its Subsidiaries, has signed a written agreement containing an assignment of such Company Associate’s rights in such Company IP to the Company or one of its Subsidiaries. Each Company Associate who has or has had access to trade secrets or confidential information of the Company or its Subsidiaries has signed a written agreement containing confidentiality provisions protecting the Company IP trade secrets and confidential information of the Company. The Company has maintained copies of each such executed written agreement and, to the Knowledge of Sellers, no party thereto is in default or breach of any such agreements. The Company has taken commercially reasonable steps to protect and preserve the confidentiality of its and its Subsidiaries’ trade secrets and confidential information.

(c) No funding, facilities or personnel of any Governmental Body or any university, college, research institute or other educational institution has been used or is being used to create, in whole or in part, any material Company IP that are owned or purported to be owned by the Company or any of its Subsidiaries, except for any such funding or use of facilities or personnel that does not result in such Governmental Body or institution obtaining ownership rights, license rights, or any other right to such Company IP (except for use rights during the term of the applicable agreement between the Company and such Governmental Body or educational institution), including the right to receive royalties for the practice of such Company IP. No Governmental Body has initiated proceedings and, to the Knowledge of Sellers, no basis exists for any Governmental Body, to (i) seek payment or repayment from the Company of any amount or benefit received under any government programs or (ii) seek performance of any obligation of the Company under any government programs.

(d) The Company does not have any license agreement pursuant to which it or any of its Subsidiaries (i) is granted a license under any material Intellectual Property Right owned by any third party that is used by and material to the Company or any of its Subsidiaries in their business as currently conducted (each a “Company In-bound License”) or (ii) grants to any third party a license under any material Company IP or material Intellectual Property Right licensed to the Company or any of its Subsidiaries under a Company In-bound License (each a “Company Out-bound License”) (provided, that, Company In-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, agreements with Company Associates, services agreements, non-disclosure agreements, commercially available Software-as-a-Service offerings, or off-the-shelf software licenses; and Company Out-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, services agreements, non-disclosure agreements, or non-exclusive outbound licenses).

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(e) To the Knowledge of Sellers: (i) the operation of the business of the Company and its Subsidiaries as currently conducted has not infringed, misappropriated or otherwise violated and does not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any other Person and (ii) no other Person is infringing, misappropriating or otherwise violating any Company IP or any Intellectual Property Rights exclusively licensed to the Company or any of its Subsidiaries. No Legal Proceeding is pending (or, to the Knowledge of Sellers, is threatened in writing) (A) against the Company or any of its Subsidiaries alleging that the operation of the business of the Company or any of its Subsidiaries infringes or constitutes the misappropriation or other violation of any Intellectual Property Rights of another Person or (B) by the Company or any of its Subsidiaries alleging that another Person has infringed, misappropriated or otherwise violated any of the Company IP or any Intellectual Property Rights exclusively licensed to the Company or any of its Subsidiaries. Since December 31, 2021, neither the Company nor any of its Subsidiaries has received any written notice or other written communication alleging that the operation of the business of the Company or any of its Subsidiaries infringes or constitutes the misappropriation or other violation of any Intellectual Property Right of another Person.

(f) To the Knowledge of Sellers, none of the Company IP owned by the Company or any of its Subsidiaries, or any Company IP exclusively licensed to the Company or any of its Subsidiaries is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute that adversely and materially restricts the use, transfer, registration or licensing by the Company or any of its Subsidiaries of any such Company IP.

(g) To the Knowledge of Sellers, the Company and its Subsidiaries and the operation of the Company’s and its Subsidiaries’ business are, and have at all times been, in material compliance with all applicable Laws and Privacy and Data Processing Requirements. To the Knowledge of Sellers, the Company and its Subsidiaries have at all applicable times provided all notices, and obtained and maintained all rights, consents, and authorizations, to Process Company Data as Processed by or for the Company or any of its Subsidiaries. Since December 31, 2021, there have been (i) no loss or theft of, or security breach relating to, Company Data, (ii) no violation of any security policy of the Company or any of its Subsidiaries regarding any such Company Data, and (iii) no unauthorized access to, or unauthorized, unintended, or improper use, disclosure, or other Processing of, any Company Data. The Company and its Subsidiaries have taken commercially reasonable steps and implemented reasonable disaster recovery and security plans and procedures to protect the information technology systems used in, material to or necessary for operation of the Company’s and it Subsidiaries’ business as currently conducted and Company Data from unauthorized use, access, or other Processing, and the Company and its Subsidiaries have taken commercially reasonable steps to require that any third party with access to Company Data collected by or on behalf of the Company or any of its Subsidiaries has taken commercially reasonable steps to protect the Company Data provided to them by the Company or any of its Subsidiaries. The Company and its Subsidiaries have implemented and maintained commercially reasonable policies, procedures and systems for receiving and appropriately responding to requests from individuals concerning their Company Data where such steps are required by applicable Privacy and Data Processing Requirements.

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(h) To the Knowledge of Sellers, there have been no (i) material malfunctions or unauthorized intrusions or breaches of the information technology systems used in, material to or necessary for the operation of the Company’s and its Subsidiaries’ business, (ii) material unauthorized access to, or other processing of, Company Data, or (iii) material breaches, security incidents, misuse of or unauthorized access to or disclosure of any Company Data in the possession or control of the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has provided or been legally required to provide any notices to any Person in connection with an unauthorized disclosure of Company Data. To the Knowledge of Sellers, the Company and its Subsidiaries have not been the subject of or received written notice of any complaints, claims or investigations related to their collection, use, storage or processing of Company Data or alleging any violation of applicable Privacy and Data Processing Requirements.

(i) The Company and its Subsidiaries have taken reasonable security and other measures, including measures against unauthorized disclosure, to protect and maintain the secrecy, confidentiality and value of the Know-How and other confidential information included in the Company IP. No trade secret, Know-How or proprietary information material to the business of the Company and its Subsidiaries as presently conducted, as of the date of this Agreement has been authorized to be disclosed or, to the Knowledge of Sellers, has been actually disclosed by the Company or any of its Subsidiaries to any Person other than pursuant to a non-disclosure agreement or other agreement adequately restricting the disclosure and use of such Intellectual Property Rights or information, and excluding any Know-How or proprietary information disclosed by the Company or any of its Subsidiaries in publications or public filings, including as required under applicable securities laws.

(j) To the Knowledge of Sellers, the computer systems, including the software, firmware, hardware, networks, interfaces, platforms and related systems, owned, leased or licensed by the Company and its Subsidiaries (collectively, the “Company Systems”) perform in all material respects as is necessary for the conduct of its business as presently conducted by Company and its Subsidiaries. To the Knowledge of Sellers, in the 12 months immediately prior to the date of this Agreement, (i) there have been no material failures, breakdowns or other adverse events materially affecting any such Company Systems that have caused a material disruption or interruption to the conduct of the business of the Company and its Subsidiaries as currently conducted, and (ii) there have not been any material incidents of unauthorized access or other security breaches of the Company Systems.

3.12 Agreements, Contracts and Commitments.

(a) Section 3.12(a) of the Company Disclosure Schedule lists the following Company Contracts in effect as of the date of this Agreement other than any Company Benefit Plans (each, a “Company Material Contract” and collectively, the “Company Material Contracts”):

(i) each Company Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business;

(ii) each Company Contract containing (A) any covenant limiting in any material respect the freedom of the Company or any of its Subsidiaries to engage in any line of business or compete with any Person, (B) any most-favored nation or other preferred pricing arrangement in favor of a Person other than the Company or any similar term by which any Person is or could become entitled to any benefit, right or privilege that must be at least as favorable to such Person as those offered to any other Person, (C) any exclusivity provision, right of first refusal or right of first negotiation or similar covenant in favor of a Person other than the Company, or (D) any non-solicitation provision not entered into in the Ordinary Course of Business;

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(iii) each Company Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of $250,000 pursuant to its express terms and not cancelable without penalty;

(iv) each Company Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity, except as contemplated hereby;

(v) each Company Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit or creating any material Encumbrances with respect to any assets of the Company or any of its Subsidiaries or any loans or debt obligations with officers or directors of the Company or any of its Subsidiaries;

(vi) each Company Contract requiring payment by or to the Company or any of its Subsidiaries after the date of this Agreement in excess of $250,000 in the aggregate in the current calendar year or any future calendar year pursuant to its express terms relating to: (A) any agreement involving the development or commercialization of any pharmaceutical product (identifying any that contain exclusivity provisions); (B) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of the Company or any of its Subsidiaries; (C) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which the Company or any of its Subsidiaries has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which the Company or any of its Subsidiaries has continuing obligations to develop any Intellectual Property Rights that will not be owned, in whole or in part, by the Company or its Subsidiaries; or (D) any Contract with any third party providing any services relating to the manufacture or production of any product, service or technology of the Company or any of its Subsidiaries or any Contract to sell, distribute or commercialize any products or service of the Company or any of its Subsidiaries;

(vii) each Company Contract with any financial advisor, broker, finder, investment banker or other similar Person providing financial advisory services to the Company or any of its Subsidiaries in connection with the Contemplated Transactions;

(viii) each Company Real Estate Lease;

(ix) each Company Contract with any Governmental Body;

(x) each Company Out-bound License and Company In-bound License, and each Company Contract containing a covenant not to sue or otherwise enforce any Intellectual Property Rights;

(xi) each Company Contract requiring the payment of any royalty, dividend or similar arrangement based on the revenues or profits of the Company or any of its Subsidiaries;

(xii) each Company Contract, offer letter, employment agreement, or independent contractor agreement in each case entered into with any employee, independent contractor or other natural person service provider that (A) is not immediately terminable at will by the Company without notice, severance or other cost or payment, except as required under applicable Law, or (B) provides for retention payments, change of control payments, severance, accelerated vesting, or any similar payment or benefit that may or will become due as a result of the Contemplated Transactions;

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(xiii) each Company Contract providing any option to receive a license or other right, any right of first negotiation, any right of first refusal or any similar right to any Person related to any material Company IP or material Intellectual Property Right licensed to the Company or any Company Subsidiary under a Company In-bound License;

(xiv) each Company Contract entered into in settlement of any Legal Proceeding or other dispute; and

(xv) any other Company Contract that is not terminable at will (with no penalty or payment or requirement for prior notice, except as required by applicable Law) by the Company and (A) which involves payment or receipt by the Company or any of its Subsidiaries after the date of this Agreement under any such agreement, Contract or commitment of more than $250,000 in the aggregate, or obligations after the date of this Agreement in excess of $250,000 in the aggregate, or (B) that is material to the business or operations of the Company and its Subsidiaries taken as a whole.

(b) Sellers have delivered or made available to Purchaser accurate and complete copies of all Company Material Contracts, including all amendments thereto. There are no Company Material Contracts that are not in written form. Neither the Company nor any of its Subsidiaries, nor, to the Company’s Knowledge, as of the date of this Agreement, any other party to a Company Material Contract, has breached, violated or defaulted under, or received notice that it breached, violated or defaulted under, any of the terms or conditions of any Company Material Contract. As to the Company and each of its Subsidiaries, as applicable, as of the date of this Agreement, each Company Material Contract is valid, binding, enforceable and in full force and effect, subject to the Enforceability Exceptions and other than those offer letters and employee agreements referenced in Section 2.12(a)(xii). No Person is renegotiating, or has a right pursuant to the terms of any Company Material Contract to change, any material amount paid or payable to the Company or any of its Subsidiaries under any Company Material Contract or any other material term or provision of any Company Material Contract, and no Person has indicated to the Company or any of its Subsidiaries that it desires to renegotiate, modify, not renew or cancel any Company Material Contract.

3.13 Compliance; Permits. Except as set forth in Section 2.13 of the Company Disclosure Schedule, the Company and its Subsidiaries hold all required Governmental Authorizations which are material to the operation of the business of the Company and its Subsidiaries as currently conducted (the “Company Permits”). Section 2.13 of the Company Disclosure Schedule identifies each Company Permit. Each such Company Permit is valid and in full force and effect, and the Company and its Subsidiaries are in material compliance with the terms of the Company Permits. No Legal Proceeding is pending or, to the Knowledge of Sellers, threatened, which seeks to revoke, limit, suspend, or materially modify any Company Permit.

3.14 Legal Proceedings; Orders.

(a) As of the date of this Agreement, there is no pending Legal Proceeding and, to the Knowledge of Sellers, no Person has threatened in writing to commence any Legal Proceeding: (i) that involves (A) the Company or any of its Subsidiaries, (B) any Company Associate (in his or her capacity as such) or (C) any of the material assets owned or used by the Company or any of its Subsidiaries; or (ii) that challenges, or that would have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions.

(b) Since December 31, 2021 through the date of this Agreement, no Legal Proceeding has been pending against the Company that resulted in material liability to the Company or any of its Subsidiaries.

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(c) There is no order, writ, injunction, judgment or decree to which the Company or any of its Subsidiaries, or any of the material assets owned or used by the Company or any of its Subsidiaries, is subject. To the Knowledge of Sellers, no officer or employees of the Company or any of its Subsidiaries is subject to any order, writ, injunction, judgment or decree that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of the Company or its Subsidiaries or to any material assets owned or used by the Company or any of its Subsidiaries.

3.15 Tax Matters.

(a) The Company and each of its Subsidiaries (as applicable) has timely filed all income and other material Tax Returns that were required to be filed by or with respect to it under applicable Law. All such Tax Returns are correct and complete in all material respects and have been prepared in compliance with all applicable Law. No written claim has ever been made by any Governmental Body in any jurisdiction where the Company or its Subsidiaries do not file a particular Tax Return or pay a particular Tax that the Company or any of its Subsidiaries is subject to taxation by that jurisdiction.

(b) All income and other material Taxes due and owing by the Company or any of its Subsidiaries on or before the date hereof (whether or not shown on any Tax Return) have been fully and timely paid. The unpaid Taxes of the Company and its Subsidiaries did not, as of the date of the Company Unaudited Interim Balance Sheet, materially exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the face of the Company Unaudited Interim Balance Sheet. Since the date of the Company Unaudited Interim Balance Sheet, the Company and its Subsidiaries have not incurred any material Liability for Taxes outside the Ordinary Course of Business.

(c) All Taxes that the Company and its Subsidiaries are or were required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors, shareholders, lenders, customers or other third parties and have been timely paid to the proper Governmental Body or other Person or properly set aside in accounts for this purpose.

(d) There are no Encumbrances for material Taxes (other than Permitted Encumbrances) upon any of the assets of the Company or its Subsidiaries.

(e) No deficiencies for a material amount of Taxes with respect to the Company or any of its Subsidiaries have been claimed, proposed or assessed by any Governmental Body in writing. There are no pending or ongoing and, to the Knowledge of Sellers, no threatened audits, assessments or other actions for or relating to any liability in respect of a material amount of Taxes of the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries, nor any of its or their respective predecessors, has waived any statute of limitations or agreed to any extension of time with respect to any income or other material Tax assessment or deficiency.

(f) Neither the Company nor any of its Subsidiaries is a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or similar agreement or arrangement, other than customary commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes.

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(g) Neither the Company nor any of its Subsidiaries (nor Purchaser as a result of the Contemplated Transactions) will be required to include any item of income in, or exclude any item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes for a Tax period ending on or prior to the Closing Date; or (ii) prepaid amount, advance payment or deferred revenue received or accrued prior to the Closing Date outside the Ordinary Course of Business.

(h) Neither the Company nor any of its Subsidiaries has Liability for any material Taxes of any Person (other than the Company and its Subsidiaries), as a transferee or successor, by Contract (other than a Contract entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes) or otherwise by operation of Law.

(i) Neither the Company nor any of its Subsidiaries has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized.

(j) Neither the Company nor any of its Subsidiaries (i) holds any United States real property interests within the meaning of Section 897(c)(1)(A----) of the Code, (ii) is engaged in a trade or business within the United States under Section 864 or Section 875 of the Code, (iii) is treated as a United States person under Code Section 897(i), (iv) is a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code or (v) is treated as a U.S. domestic corporation under Section 7874(b) of the Code.

(k) None of the Company or its Subsidiaries has, directly or indirectly, transferred property to or acquired property from or provided services to or received services from any Person with whom the Company or its Subsidiaries was not dealing at arm’s length, for consideration the fair market value of which was less than the fair market value of the property or service at the time of (in the case of property) the disposition or acquisition of the property or (in the case of services) the provision or receipt of the services, or been a party to any contract or transaction that could result in a liability for Tax under the Code or any substantially similar provisions of other applicable tax Laws.

For purposes of this Section 3.15, each reference to the Company or any of its Subsidiaries shall be deemed to include any Person that was liquidated into, merged with, or is otherwise a predecessor to, the Company or such Subsidiary, respectively.

3.16 Employee and Labor Matters; Benefit Plans.

(a) Section 3.16(a) of the Company Disclosure Schedule is a list of material Company Benefit Plans, other than at-will employment offer letters on the Company’s standard form or other offer letters which cannot be terminated other than in accordance with applicable Law and other than individual compensatory equity award agreements made pursuant to the Company’s standard forms, in which case only representative standard forms of such agreements shall be scheduled. “Company Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA and (ii) any pension, supplemental pension, retirement, registered retirement savings plan, deferred compensation, excess benefit, profit-sharing, bonus, incentive, equity or equity-based, phantom equity, employment, consulting, severance, termination, change-of-control, retention, health, life, disability, group insurance, paid time off, vacation, holiday, welfare and other material benefit plan, program, agreement, Contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded, subject or not subject to ERISA and including any that have been frozen), in each case, sponsored, maintained, administered, contributed to, or required to be sponsored, maintained, administered or contributed to, by the Company for the benefit of any current or former employee, director, officer or independent contractor of the Company (or beneficiary thereof) or under which the Company has any liability (including, without limitation, by reason of having a Company ERISA Affiliate), including contingent liability, except that the term “Company Benefit Plan” shall not include any public statutory plans with which the Company is required to comply in accordance with local applicable law, including, without limitation, plans administered pursuant to applicable provincial, federal or state health tax, workers’ compensation and workers’ safety and environmental insurance legislation (“Public Statutory Plans”). No Company Benefit Plan is a plan under which an employer, other than the Company and/or any of its Subsidiaries, is required to contribute.

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(b) As applicable with respect to each material Company Benefit Plan, Sellers have made available to Purchaser, true and complete copies of all material documents with respect to each material Company Benefit Plan, including (i) each material Company Benefit Plan, including all amendments thereto, and in the case of an unwritten material Company Benefit Plan, a written description thereof, (ii) all current trust documents, investment management Contracts, custodial agreements, administrative services agreements and insurance and annuity Contracts relating thereto, (iii) the current summary plan description and each summary of material modifications thereto, (iv) the most recent material filings made with any Governmental Body (v) non-routine material correspondence with any Governmental Body within the three (3) years preceding the date of this Agreement, (vi) the most recent summary annual reports and financial statements, and (vii) all notices and filings from any Governmental Body concerning audits or investigations.

(c) Each Company Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and the applicable provisions of ERISA, the Code and all other Laws.

(d) There are no pending audits or investigations by any Governmental Body involving any Company Benefit Plan, and no pending or, to the Knowledge of Sellers, threatened claims (except for routine individual claims for benefits payable in the normal operation of the Company Benefit Plans), suits or proceedings involving any Company Benefit Plan, or, to the Knowledge of Sellers, any fiduciary thereof or service provider thereto, in any case except as would not be reasonably expected to result in material liability to the Company. All contributions and premium payments required to have been made under any of the Company Benefit Plans, Public Statutory Plans or by applicable Law, have been timely made in all material respects. Neither the Company nor any Company ERISA Affiliate has any outstanding material liability for any unpaid contributions or premium payments with respect to any Company Benefit Plan. All accruals for vacation pay, premiums for employment and parental insurance, health premiums, accrued wages, salaries and commissions and Company Benefit Plan payments have, in all material respects, been properly reflected in the books and records of the Company.

(e) Neither the Company nor any of its Subsidiaries nor any Company ERISA Affiliates or, to the Knowledge of Sellers, any fiduciary, trustee or administrator of any Company Benefit Plan, has engaged in, or in connection with the Contemplated Transactions will engage in, any transaction with respect to any Company Benefit Plan which would subject any such Company Benefit Plan, the Company or any of its Subsidiaries, or Purchaser to a material Tax, material penalty or material liability.

(f) Except as set forth in Section 2.16(g) of the Company Disclosure Schedule, no Company Benefit Plan provides medical, dental, vision, life insurance or other welfare benefits beyond termination of service or retirement, other than as may be minimally required under applicable employment standards legislation during any period of notice of termination of employment, and, to the Knowledge of Sellers, neither the Company nor any of its Subsidiaries has made a written representation promising the same.

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(g) Neither the execution of this Agreement, nor the performance of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment), will: (i) result in any payment becoming due to any current or former employee, director, officer, or independent contractor of the Company or any of its Subsidiaries pursuant to any Company Benefit Plan, (ii) increase any amount of compensation or benefits otherwise payable under any Company Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Company Benefit Plan, (iv) require any contribution or payment to fund any obligation under any Company Benefit Plan or (v) limit the right to merge, amend or terminate any Company Benefit Plan.

(h) Neither the execution of this Agreement, nor the consummation of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment) will result in any change of control payment, or the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to the Company or any of its Subsidiaries of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Code Section 280G), determined without regard to the application of Code Section 280G(b)(5).

(i) Neither the Company nor any of its Subsidiaries maintains any Company Benefit Plan for the benefit of any service providers located outside of the U.S.

(j) Sellers have provided to Purchaser a true and correct list, as of the date of this Agreement, containing the names of all employees and independent contractors of the Company and its Subsidiaries, and, as applicable: (i) status as full-time, part-time or temporary; (ii) the annual dollar amount of all cash compensation in the form of wages, salary, bonuses, fees, commissions, or director’s fees payable to each person; (iii) dates of employment or service; (iv) title and, with respect to independent contractors, a current written description of such person’s contracting services; (v) visa or immigration status, if applicable; and (vi) with respect to employees, (A) a designation of whether they are classified as exempt or non-exempt for purposes of applicable employment standards legislation; and (B) whether such an employee is on leave and, if so, the expected return date, and whether authorized or unauthorized, or receiving benefits arising from a workplace accident or injury while an employee of the Company.

(k) Neither the Company nor any of its Subsidiaries has, in any material respect, any outstanding liabilities for payment of wages, including any liability for “banked” or otherwise unpaid overtime, accrued but unpaid vacation pay, salaries, bonuses, or other compensation, current or deferred. No employee of the Company or any of its Subsidiaries has any agreement as to length of notice or severance payment required to terminate his or her employment, other than as result from applicable Laws in the Province of British Columbia or as set out in any written employment agreement.

(l) Neither the Company nor any of its Subsidiaries has, nor is it currently, engaged in any unfair labor practice and no unfair labor practice complaint, grievance or arbitration proceeding is pending or, to the Knowledge of Sellers, threatened against the Company or any of its Subsidiaries.

(m) Neither the Company nor any of its Subsidiaries is or has ever been a party to, bound by, or has a duty to bargain under, any collective bargaining agreement or other Contract with a labor union or similar labor organization representing any of its employees, and there is no labor union or similar labor organization representing or, to the Knowledge of Sellers, purporting to represent or seeking to represent any employees of the Company or any of its Subsidiaries, including through the filing of a petition for representation election or application for certification. To the Knowledge of Sellers, there are no threatened or pending union organizing activities involving any employees of the Company or any of its Subsidiaries. There is not and has not been in the past five years, nor, to the Knowledge of Sellers, is there or has there been since December 31, 2021 any threat of, any strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, application for certification, or any similar activity or dispute or any union organizing activity, affecting the Company or any of its Subsidiaries.

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(n) Each of the Company and each of its Subsidiaries is, and since December 31, 2021 has been, in material compliance with all applicable Laws respecting labor, employment, employment practices, and/or terms and conditions of employment, including worker classification for purposes of overtime entitlements pursuant to applicable employment standards legislation, wages, hours of work, overtime pay, vacation pay, human rights, discrimination, harassment, reprisal and retaliation, equal employment opportunities, employment equity, fair employment practices, meal and rest periods, immigration, occupational health and safety, payment of wages (including overtime wages), employment insurance, workers’ compensation, leaves of absence, restrictive covenants and hours of work. Except as would not be reasonably likely to result in a material liability to the Company or any of its Subsidiaries, with respect to employees of the Company and its Subsidiaries, the Company and its Subsidiaries, as applicable, since December 31, 2021, has withheld and reported all amounts required by Law to be withheld relating to income taxes and other statutory deductions for employees, and reported with respect to wages, salaries and other payments, benefits, or compensation to employees. There is no, and since December 31, 2021 there has not been any, material Legal Proceeding pending or, to the Knowledge of Sellers, threatened or reasonably anticipated against the Company or any of its Subsidiaries relating to any current or former employee, applicant for employment, or consultant or independent contractor of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is subject to any order pursuant to any applicable Laws requiring the reinstatement of any employee or former employee or requiring the Company or any of its Subsidiaries to take any action or refrain from taking any action in respect of any employee or former employee.

(o) Since December 31, 2021, no allegations or investigations of sexual harassment, other harassment or unlawful discrimination or retaliation have been made to or involved the Company or any of its Subsidiaries with respect to any employee or independent contractor of the Company or any of its Subsidiaries, and the Company and its Subsidiaries have not otherwise become aware of any such allegations or investigations.

3.17 Environmental Matters. The Company and each of its Subsidiaries is and since December 31, 2021 has complied with all applicable Environmental Laws, which compliance includes the possession by the Company and its Subsidiaries of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, except for any failure to be in such compliance that, either individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries or their business. Neither the Company nor any of its Subsidiaries has received since December 31, 2021 any written notice or other communication (in writing or otherwise), whether from a Governmental Body or other Person, that alleges that the Company or any of its Subsidiaries is not in compliance with or has liability pursuant to any Environmental Law and, to the Knowledge of Sellers, there are no circumstances that would reasonably be expected to prevent or interfere with the Company’s or any of its Subsidiaries’ compliance in any material respects with any Environmental Law, except where such failure to comply would not reasonably be expected to be material to the Company, its Subsidiaries or their business. No current or (during the time a prior property was leased or controlled by the Company or any of its Subsidiaries) prior property leased or controlled by the Company or any of its Subsidiaries has had a release of or exposure to Hazardous Materials in material violation of or as would reasonably be expected to result in any material liability of the Company or any of its Subsidiaries pursuant to Environmental Law. No consent, approval or Governmental Authorization of or registration or filing with any Governmental Body is required by Environmental Laws in connection with the execution and delivery of this Agreement or the consummation of the Contemplated Transactions by Sellers. Prior to the date hereof, Sellers have provided or otherwise made available to Purchaser true and correct copies of all material environmental reports, assessments, studies and audits in the possession or control of the Company or any of its Subsidiaries with respect to any property leased or controlled by the Company or any of its Subsidiaries or any business operated by them.

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3.18 Insurance. Sellers have delivered or made available to Purchaser accurate and complete copies of all insurance policies and all self-insurance programs and arrangements relating to the business, assets, liabilities and operations of the Company and its Subsidiaries. Each of such insurance policies is in full force and effect and the Company and its Subsidiaries is in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since December 31, 2021, neither the Company nor any of its Subsidiaries has received any notice or other communication regarding any actual or possible: (a) cancellation or invalidation of any insurance policy; or (b) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. The Company has provided timely written notice to the appropriate insurance carrier(s) of each Legal Proceeding that is currently pending against the Company or any of its Subsidiaries for which the Company or its Subsidiaries has insurance coverage, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or informed the Company or any of its Subsidiaries of its intent to do so.

3.19 No Financial Advisors. No broker, finder or investment banker is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

3.20 Transactions with Affiliates.

(a) Since December 31, 2021, there have been no transactions or relationships, between, on one hand, the Company or one of its Subsidiaries and, on the other hand, any (i) officer or director of the Company or one of its Subsidiaries, or, to the Knowledge of Sellers, any of such officer’s or director’s immediate family members, (ii) owner of more than 5% of the voting power of the outstanding shares in the share capital of the Company or (iii) to the Knowledge of Sellers, any “related person” (within the meaning of Item 404 of Regulation S-K under the Securities Act) of any such officer, director or owner (other than the Company or one of its Subsidiaries, as applicable) in the case of each of (i), (ii) or (iii) that is of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

(b) There are no shareholder agreements, voting agreements, registration rights agreements, co-sale agreements or other similar Contracts between the Company and any holders of shares in the share capital of the Company, including any such Contract granting any Person investor rights, rights of first refusal, rights of first offer, registration rights, director designation rights or similar rights.

3.21 Anti-Bribery. Neither the Company nor any of its Subsidiaries, nor any of its or their respective directors, officers, employees or, to the Knowledge of Sellers, agents or any other Person acting on their behalf (in each in their respective capacities as such) has directly or indirectly made any bribes, rebates, payoffs, influence payments, kickbacks, illegal payments, illegal political contributions, or other payments, in the form of cash, gifts, or otherwise, or taken any other action, in violation of the Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010, or any other anti-bribery or anti-corruption Law (collectively, the “Anti-Bribery Laws”). The Company and each of its Subsidiaries is not, nor has the Company or each of its Subsidiaries ever been, the subject of any investigation or inquiry by any Governmental Body with respect to potential violations of Anti-Bribery Laws.

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3.22 CFIUS. Neither the Company nor any of its Subsidiaries is a U.S. business that (a) produces, designs, tests, manufactures, fabricates, or develops one or more “critical technologies”; (b) performs the functions as set forth in column 2 of Appendix A to 31 C.F.R. Part 800 with respect to “covered investment critical infrastructure”; or (c) maintains or collects, directly or indirectly, “sensitive personal data” of U.S. citizens, in each case as such terms in quotation marks are defined in Section 721 of the Defense Production Act of 1950, as amended, including all implementing regulations thereof.

3.23 Disclaimer of Other Representations or Warranties.

(a) Except as previously set forth in this Section 2 or in any certificate delivered by Seller to Purchaser pursuant to this Agreement, no Seller makes any representation or warranty, express or implied, at law or in equity, with respect to such Seller, the Company, the Subsidiaries of the Company, or any of the Company’s and its Subsidiaries’ assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

(b) Each Seller acknowledges and agrees that, except for the representations and warranties of Purchaser set forth in Section 3 or in any certificate delivered by Purchaser to Sellers pursuant to this Agreement, neither such Seller nor any of its Representatives is relying on any other representation or warranty of Purchaser or any other Person made outside of Section 3 or such certificate, including regarding the accuracy or completeness of any such other representations or warranties or the omission of any material information, whether express or implied, in each case, with respect to the Contemplated Transactions.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF PURCHASER

Subject to Section 9.13(h), except (a) as set forth in the correspondingly numbered Section of the disclosure schedule delivered by Purchaser to Sellers (the “Purchaser Disclosure Schedule”) or (b) as disclosed in the Purchaser SEC Documents filed with the SEC after December 31, 2021 and at least ten (10) Business Days prior to the date hereof, and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval system, and that is reasonably apparent on the face of such disclosure to be applicable to the representation and warranty set forth herein (but (i) without giving effect to any amendment thereof filed with, or furnished to the SEC on or after the date hereof and (ii) excluding any disclosures contained under the heading “Risk Factors” (but including any description of historic facts or events included therein), “Forward-Looking Statements,” or in any other section to the extent such disclosures are forward-looking statements or cautionary, predictive or forward-looking in nature), Purchaser represents and warrants to Sellers as follows:

4.1 Due Organization; Subsidiaries.

(a) Purchaser is a company duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, and has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used; and (iii) to perform its obligations under all Contracts by which it is bound.

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(b) Purchaser is duly licensed and qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), and is up-to-date in the filing of all material corporate and similar returns (including, without limitation, any ultimate beneficiary declaration or similar corporate transparency declaration) under the Laws of all jurisdictions where the nature of its business requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Purchaser Material Adverse Effect.

(c) Purchaser does not own any capital stock of, or any equity, ownership or profit-sharing interest of any nature in, and does not control directly or indirectly, any other Entity, other than its Subsidiaries.

(d) Purchaser is not and has not otherwise been, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business Entity. Purchaser has not agreed and is not obligated to make, and is not bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. Purchaser has not, at any time, been a general partner of, or has otherwise been liable for, any of the debts or other obligations of, any general partnership, limited partnership or other Entity.

4.2 Organizational Documents. Purchaser has made available to Sellers accurate and complete copies of the Organizational Documents of Purchaser in effect as of the date of this Agreement. Purchaser is not in breach or violation of its Organizational Documents.

4.3 Authority; Binding Nature of Agreement.

(a) Purchaser has all necessary corporate power and authority to enter into this Agreement and the Registration Rights Agreement and, subject to filing of the Certificates of Designation and receipt of the Required Purchaser Stockholder Vote, to perform its obligations hereunder and to consummate the Contemplated Transactions. The Purchaser Board (at meetings duly called and held or by unanimous written consent) has: (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Purchaser and its stockholders; (ii) authorized, approved and declared advisable this Agreement and the Contemplated Transactions, including the issuance of Purchaser Common Stock Payment Shares and Purchaser Preferred Stock Payment Shares to Sellers pursuant to the terms of this Agreement and the filing of the Charter Amendment; and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of Purchaser vote to approve the Purchaser Stockholder Matters.

(b) This Agreement has been duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by Sellers, constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to the Enforceability Exceptions.

4.4 Vote Required. The approval of holders of Purchaser Common Stock is not required in order to approve this Agreement or the transactions contemplated hereby, except with respect to the Purchaser Stockholder Matters. The affirmative vote of a majority of the votes cast at the Purchaser Stockholders’ Meeting by the holders of Purchaser Common Stock (other than the Purchaser Common Stock Payment Shares to be issued at Closing pursuant to this Agreement) are the only vote of the holders of any class or series of Purchaser’s capital stock necessary to approve the proposal described in Section 5.2(a) (“Required Purchaser Stockholder Vote”).

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4.5 Non-Contravention; Consents. Subject to obtaining the Required Purchaser Stockholder Vote, and the filing of the Certificates of Designation, neither (x) the execution, delivery or performance of this Agreement by Purchaser, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

(a) contravene, conflict with or result in a violation of any of the provisions of the Organizational Documents of Purchaser;

(b) contravene, conflict with or result in a violation of, give any Governmental Body or other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Law or any order, writ, injunction, judgment or decree to which Purchaser, or any of the assets owned or used by Purchaser, is subject, except as would not reasonably be expected to be material to Purchaser or its business;

(c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Purchaser, except as would not reasonably be expected to be material to Purchaser or its business;

(d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Purchaser Material Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Purchaser Material Contract; (ii) any material payment, rebate, chargeback, penalty or change in delivery schedule under any Purchaser Material Contract; (iii) accelerate the maturity or performance of any Purchaser Material Contract; or (iv) cancel, terminate or modify any term of any Purchaser Material Contract, except in the case of any non-material breach, default, penalty or modification; or

(e) result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by Purchaser (except for Permitted Encumbrances).

Except for (i) any Consent set forth in Section 4.5 of the Purchaser Disclosure Schedule under any Purchaser Contract, (ii) the Required Purchaser Stockholder Vote, (iii) the filing of the Charter Amendment with the Secretary of State of the State of Delaware pursuant to the DGCL, (iv) the filing of the Certificates of Designation with the Secretary of State of the State of Delaware pursuant to the DGCL and (v) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, state and provincial securities Laws or foreign investment Laws, Purchaser is not and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (A) the execution, delivery or performance of this Agreement, or (B) the consummation of the Contemplated Transactions. The Purchaser Board has taken and will take all actions necessary to ensure that the restrictions of any Takeover Statute or similar Law, including the restrictions applicable to business combinations contained in Section 203 of the DGCL, are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Lock-Up Agreements and to the consummation of the Contemplated Transactions.

4.6 Capitalization.

(a) As of the date of this Agreement, the authorized capital stock of Purchaser consists of 100,000,000 shares of Purchaser Common Stock and 20,000,000 shares of preferred stock of Purchaser, par value $0.000001 per share. As of the Reference Date, (i) 588,750 shares of Purchaser Common Stock are issued and outstanding and (ii) no shares of preferred stock of Purchaser, par value $0.000001 per share, are outstanding.

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(b) All of the outstanding shares of Purchaser Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. None of the outstanding shares of Purchaser Common Stock are entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Purchaser Common Stock is subject to any right of first refusal in favor of Purchaser. Except as contemplated herein, there is no Purchaser Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Purchaser Common Stock. Purchaser is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Purchaser Common Stock or other securities. Section 4.6(b) of the Purchaser Disclosure Schedule accurately and completely lists all repurchase rights held by Purchaser with respect to shares of Purchaser Common Stock (including shares issued pursuant to the exercise of stock options) and specifies which of those repurchase rights are currently exercisable and whether the holder of such shares of Purchaser Common Stock timely filed an election with the relevant Governmental Bodies under Section 83(b) of the Code with respect to such shares.

(c) Except for the Purchaser Stock Plan, and except as set forth in Section 4.6(c) of the Purchaser Disclosure Schedule, Purchaser does not have any stock option plan or any other plan, program, agreement or arrangement providing for any equity-based compensation for any Person. As of the close of business on the Reference Date, Purchaser has reserved [__] shares of Purchaser Common Stock for issuance under the Purchaser Stock Plan, of which Purchaser Options to purchase a total of [1,953,491] shares, in the aggregate, have been issued and are currently outstanding of, which no shares are subject to Purchaser’s right of repurchase, of which (1) [2,026,922] shares have been reserved for issuance upon exercise of Purchaser Options previously granted and currently outstanding under the Purchaser Stock Plan, and (3) [__] shares remain available for future issuance pursuant to the Purchaser Stock Plan. Section 4.6(c) of the Purchaser Disclosure Schedule sets forth the following information with respect to each Purchaser Option outstanding as of the Reference Date: (i) the name of the holder; (ii) the number of shares of Purchaser Common Stock subject to such Purchaser Option at the time of grant; (iii) the number of shares of Purchaser Common Stock subject to such Purchaser Option as of the close of business on the Reference Date; (iv) the exercise price of such Purchaser Option; (v) the date on which such Purchaser Option was granted; (vi) the applicable vesting schedule, including the number of vested and unvested shares as of the close of business on the Reference Date and any acceleration provisions; (vii) the date on which such Purchaser Option expires; (viii) whether such Purchaser Option is intended to constitute an “incentive stock option” (as defined in the Code) or a non-qualified stock option and (ix) whether such Purchaser Option is “early exercisable”. Purchaser has made available to Sellers accurate and complete copies of the Purchaser Stock Plan and the form of the stock option agreements evidencing outstanding Purchaser Options granted thereunder. No vesting of Purchaser Options will be accelerated in connection with the closing of the Contemplated Transactions other than as set forth on such Section 4.6(c) of the Purchaser Disclosure Schedule.

(d) Except for the Purchaser Options granted pursuant to the Purchaser Stock Plan, and as otherwise set forth in Section 4.6(d) of the Purchaser Disclosure Schedule, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of Purchaser; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of Purchaser; or (iii) condition or circumstance that could be reasonably likely to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of Purchaser. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to Purchaser. In addition, there are no stockholder rights plans (or similar plan commonly referred to as a “poison pill”) or bonds, debentures, notes or other indebtedness of Purchaser having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of Purchaser may vote.

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(e) All outstanding shares of Purchaser Common Stock, Purchaser Options and other securities of Purchaser have been issued and granted in material compliance with (i) the Organizational Documents of Purchaser in effect as of the relevant time and all applicable securities Laws and other applicable Law, and (ii) all requirements set forth in applicable Contracts.

(f) All distributions, dividends, repurchases and redemptions of Purchaser Common Stock or other equity interests of Purchaser were undertaken in material compliance with (i) the Organizational Documents of Purchaser in effect as of the relevant time and all applicable securities Laws and other applicable Laws, and (ii) all requirements set forth in applicable Contracts.

4.7 SEC Filings; Financial Statements.

(a) Purchaser has delivered or made available to Sellers accurate and complete copies of all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms and other documents filed by Purchaser with the SEC since December 31, 2021 (the “Purchaser SEC Documents”), other than such documents that can be obtained on the SEC’s website at www.sec.gov. Since December 31, 2021, all material statements, reports, schedules, forms and other documents, including any exhibits thereto, required to have been filed by Purchaser or its officers with the SEC have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the Purchaser SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, or the Sarbanes-Oxley Act (as the case may be), and the rules and regulations thereunder, and, as of the time they were filed, or if amended or superseded by a filing prior to the date of this Agreement, on the date of the last such amendment or superseding filing prior to the date of this Agreement, none of the Purchaser SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The certifications and statements required by (i) Rule 13a-14 under the Exchange Act and (ii) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Purchaser SEC Documents (collectively, the “Certifications”) are accurate and complete and comply as to form and content with all applicable Laws, and no current or former executive officer of Purchaser has failed to make the Certifications required of him or her. Purchaser has made available to Sellers true and complete copies of all correspondence, other than transmittal correspondence or general communications by the SEC not specifically addressed to Purchaser, between the SEC, on the one hand, and Purchaser, on the other, since December 31, 2021, including all SEC comment letters and responses to such comment letters and responses to such comment letters by or on behalf of Purchaser except for such comment letters and responses to such comment letters that are publicly accessible through EDGAR. As of the date of this Agreement, there are no outstanding unresolved comments in comment letters received from the SEC or Nasdaq with respect to Purchaser SEC Documents. To the Knowledge of Purchaser, none of the Purchaser SEC Documents is the subject of ongoing SEC review and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, including with regards to any accounting practices of Purchaser. As used in this Section 4.7, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is filed, furnished, supplied or otherwise made available to the SEC.

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(b) The financial statements (including any related notes) contained or incorporated by reference in the Purchaser SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, except as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present, in all material respects, the financial position of Purchaser as of the respective dates thereof and the results of operations and cash flows of Purchaser for the periods covered thereby. Other than as expressly disclosed in the Purchaser SEC Documents filed prior to the date hereof, there has been no material change in Purchaser’s accounting methods or principles that would be required to be disclosed in Purchaser’s financial statements in accordance with GAAP.

(c) Purchaser’s independent registered public accounting firm has at all times been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) to the Knowledge of Purchaser, “independent” with respect to Purchaser within the meaning of Regulation S-X under the Exchange Act; and (iii) to the Knowledge of Purchaser, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.

(d) Except as set forth in Section 4.7(d) of the Purchaser Disclosure Schedule, since December 31, 2021, through the date of this Agreement, Purchaser has not received any comment letter from the SEC or the staff thereof or any correspondence from officials of Nasdaq or the staff thereof relating to the delisting or maintenance of listing of the Purchaser Common Stock on Nasdaq. As of the date of this Agreement, Purchaser has timely responded to all comment letters of the staff of the SEC relating to the Purchaser SEC Documents, and the SEC has not advised Purchaser that any final responses are inadequate, insufficient or otherwise non-responsive. Purchaser has made available to Sellers true, correct and complete copies or all comment letters, written inquiries and enforcement correspondences between the SEC, on the one hand, and Purchaser, on the other hand, occurring since December 31, 2021 and will, reasonably promptly following the receipt thereof, make available to Sellers any such correspondence sent or received after the date of this Agreement. To the Knowledge of Purchaser, as of the date of this Agreement, none of the Purchaser SEC Documents is the subject of an ongoing SEC report or outstanding SEC comment.

(e) Since December 31, 2021, there have been no formal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, principal accounting officer or general counsel of Purchaser, the Purchaser Board or any committee thereof, other than ordinary course audits or reviews of accounting policies and practices or internal controls required by the Sarbanes-Oxley Act.

(f) Except as set forth in Section 4.7(f) of the Purchaser Disclosure Schedule, Purchaser is and since its first date of listing on Nasdaq, has been, in compliance in all material respects with the applicable current listing and governance rules and regulations of Nasdaq.

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(g) Purchaser maintains, and at all times since December 31, 2021, has maintained, a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (ii) that receipts and expenditures are made only in accordance with authorizations of management and the Purchaser Board, (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Purchaser’s assets that could have a material effect on Purchaser’s financial statements and (iv) that Purchaser maintains records in reasonable detail which accurately and fairly reflect the transactions and dispositions of the assets of Purchaser. Purchaser has evaluated the effectiveness of Purchaser’s internal control over financial reporting as of December 31, 2021, and, to the extent required by applicable Law, presented in any applicable Purchaser SEC Document that is a report on Form 10-K or Form 10-Q (or any amendment thereto) its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation. Purchaser has disclosed, based on its most recent evaluation of internal control over financial reporting, to Purchaser’s auditors and audit committee (A) all material weaknesses and all significant deficiencies, if any, in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Purchaser’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves Purchaser, Purchaser’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Purchaser or (C) any claim or allegation regarding any of the foregoing. Purchaser has not identified, based on its most recent evaluation of internal control over financial reporting, any significant deficiencies or material weaknesses in the design or operation of Purchaser’s internal control over financial reporting.

(h) Purchaser maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) that are reasonably designed to ensure that information required to be disclosed by Purchaser in the periodic reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the required time periods, and that all such information is accumulated and communicated to Purchaser’s management as appropriate to allow timely decisions regarding required disclosure and to make the Certifications.

(i) Purchaser has not been and is not currently a “shell company” as defined under Section 12b-2 of the Exchange Act.

4.8 Absence of Changes. Except as set forth in Section 4.8 of the Purchaser Disclosure Schedule, after the date of the Purchaser Balance Sheet, Purchaser has conducted its business only in the Ordinary Course of Business (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto) and there has not been any (a) Purchaser Material Adverse Effect and (b) Purchaser has not done any of the following:

(a) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of its capital stock or repurchased, redeemed or otherwise reacquired any shares of its capital stock or other securities (except in connection with the payment of the exercise price and/or withholding Taxes incurred upon the exercise, settlement or vesting of any award granted under the Purchaser Stock Plan);

(b) sold, issued, granted, pledged or otherwise disposed of or encumbered or authorized any of the foregoing with respect to: (i) any capital stock or other security of Purchaser (except for Purchaser Common Stock issued upon the valid exercise of outstanding Purchaser Options); (ii) any option, warrant or right to acquire any capital stock or any other security, other than option grants to employees in the Ordinary Course of Business; or (iii) any instrument convertible into or exchangeable for any capital stock or other security of Purchaser;

(c) except as required to give effect to anything in contemplation of the Closing, amended any of its Organizational Documents, or effected or been a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

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(d) formed any Subsidiary or acquired any equity interest or other interest in any other Entity or entered into a joint venture with any other Entity;

(e) (i) lent money to any Person (except for the advance of reasonable business expenses to employees, directors and consultants in the Ordinary Course of Business), (ii) incurred or guaranteed any indebtedness for borrowed money, or (iii) guaranteed any debt securities of others;

(f) other than as required by applicable Law or the terms of any Purchaser Benefit Plan as in effect on the date of this Agreement: (i) adopted, terminated, established or entered into any Purchaser Benefit Plan; (ii) caused or permitted any Purchaser Benefit Plan to be amended in any material respect; (iii) paid any material bonus or distributed any profit-sharing account balances or similar payment to, or, other than in the Ordinary Course of Business, increased the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees; (iv) increased the severance or change-of-control benefits offered to any current, former or new employees, directors or consultants or (v) hired, terminated or gave notice of termination (other than for cause) to any (x) officer or (y) employee whose annual base salary is or is expected to be more than $100,000 per year;

(g) entered into any collective bargaining agreement or similar agreement with any labor union, or similar labor organization;

(h) entered into any material transaction other than (i) in the Ordinary Course of Business or (ii) in connection with the Contemplated Transactions;

(i) acquired any material asset or sold, leased or otherwise irrevocably disposed of any of its assets or properties, or granted any Encumbrance (other than a Permitted Encumbrance) with respect to such assets or properties, except in the Ordinary Course of Business;

(j) sold, assigned, transferred, licensed, sublicensed or otherwise disposed of any material Purchaser IP;

(k) made, changed or revoked any material Tax election, failed to pay any income or other material Tax as such Tax becomes due and payable, filed any amendment making any material change to any Tax Return, settled or compromised any income or other material Tax liability, entered into any Tax allocation, sharing, indemnification or other similar agreement or arrangement (including any “closing agreement” described in Section 7121 of the Code (or any similar Law) with any Governmental Body, but excluding customary commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes), requested or consented to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material Taxes (other than pursuant to an extension of time to file any Tax Return granted in the Ordinary Course of Business of not more than six months), or adopted or changed any material accounting method in respect of Taxes;

(l) made any expenditures, incurred any Liabilities or discharged or satisfied any Liabilities, in each case, in amounts that exceed the aggregate amount of $100,000;

(m) other than as required by Law or GAAP, taken any action to change accounting policies or procedures;

(n) initiated or settled any Legal Proceeding; or

(o) agreed, resolved or committed to do any of the foregoing.

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4.9 Absence of Undisclosed Liabilities. As of the date hereof, Purchaser does not have any Liability, individually or in the aggregate, except for: (a) Liabilities disclosed, reflected or reserved against in the Purchaser Balance Sheet; (b) Liabilities that have been incurred by Purchaser since the date of the Purchaser Balance Sheet in the Ordinary Course of Business and which are not material to Purchaser, individually or in the aggregate; (c) Liabilities for performance of obligations of Purchaser under Purchaser Contracts in the Ordinary Course of Business, which, in each case, are not related to any breach or default of Purchaser; and (d) Liabilities incurred in connection with the Contemplated Transactions.

4.10 Title to Assets. Purchaser owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or tangible assets and equipment used or held for use in its business or operations or purported to be owned by it that are material to Purchaser or its business, including: (a) all tangible assets reflected on the Purchaser Balance Sheet; and (b) all other tangible assets reflected in the books and records of Purchaser as being owned by Purchaser. All of such assets are owned or, in the case of leased assets, leased by Purchaser free and clear of any Encumbrances, other than Permitted Encumbrances.

4.11 Real Property; Leasehold. Purchaser does not own and has never owned any real property. Purchaser has made available to Sellers (a) an accurate and complete list of all real properties with respect to which Purchaser directly or indirectly holds a valid leasehold interest as well as any other real estate that is in the possession of, or occupied or leased by, Purchaser, and (b) copies of all leases under which any such real property is possessed, occupied or leased (the “Purchaser Real Estate Leases”), each of which is in full force and effect, with no existing material default thereunder by Purchaser, or to the Knowledge of Purchaser, any other party thereto. Purchaser’s possession, occupancy, lease, use and/or operation of each such leased property conforms to all applicable Laws in all material respects, and Purchaser has exclusive possession of each such leased property and leasehold interest and has not granted any occupancy rights to tenants or licensees with respect to such leased property or leasehold interest. In addition, each such leased property and leasehold interest is free and clear of all Encumbrances other than Permitted Encumbrances. Purchaser has not received any written notice from its landlords or any Governmental Body that: (i) relates to violations of building, zoning, safety or fire ordinances or regulations; (ii) claims any defect or deficiency with respect to any of such properties; or (iii) requests the performance of any repairs, alterations or other work to such properties.

4.12 Intellectual Property; Privacy.

(a) Section 4.12(a) of the Purchaser Disclosure Schedule identifies each item of Purchaser Registered IP, including, with respect to each application and registration: (i) the name of the applicant or registrant and any other co-owners, (ii) the jurisdiction of application or registration, (iii) the application or registration number, (iv) the date of issue, filing, or registration, as applicable, and (v) to the extent applicable, the expiration date. To the Knowledge of Purchaser, each of the Patents and Patent applications included in Section 4.12(a) of the Purchaser Disclosure Schedule properly identifies by name each and every inventor of the inventions claimed therein as determined in accordance with applicable Laws of the United States and the applicable foreign jurisdiction. For all Purchaser Registered IP owned or purported to be owned, in whole or in part, by the Purchaser (the “Owned Purchaser Registered IP”) and all other Purchaser Registered IP for which the Purchaser has responsibility for prosecution and maintenance activities, all necessary registration, maintenance, renewal and other material filing fees due through the Closing Date have been timely paid and all necessary documents and certificates in connection therewith have been timely filed with the relevant Patent, Trademark, Copyright, Internet domain name or other authorities in the United States or the applicable foreign jurisdiction, as the case may be, for the purpose of maintaining such Purchaser Registered IP in full force and effect and, except as set forth on Section 4.12(a) of the Purchaser Disclosure Schedule, there are no such filings, payments or other actions that must be made or taken on or before the three-month anniversary of the Closing Date. As of the date of this Agreement, no cancellation, interference, opposition, reissue, reexamination or other proceeding of any nature (other than office actions or similar communications issued by any Governmental Body in the ordinary course of prosecution of any pending applications for registration) is pending or, to the Knowledge of Purchaser, threatened in writing, in which the scope, validity, enforceability or ownership of any Purchaser IP is being or has been contested or challenged. To the Knowledge of Purchaser, each item of Purchaser IP is valid and enforceable, and with respect to the material Purchaser Registered IP, subsisting. To the Knowledge of Purchaser, Purchaser has complied with all Laws regarding the duty of disclosure, candor and good faith in connection with each Patent included in the Owned Purchaser Registered IP and all other Purchaser Registered IP for which the Purchaser has responsibility for prosecution and maintenance activities.

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(b) Purchaser (i) exclusively owns, is the sole assignee of, or has exclusively licensed all Owned Purchaser Registered IP and all other Purchaser IP (other than as disclosed in Section 4.12(b) of the Purchaser Disclosure Schedule), and (ii) has valid and continuing rights, pursuant to the Purchaser In-bound Licenses, to use all other material Intellectual Property Rights as the same are used in or necessary for the conduct of the business as presently conducted by the Purchaser, in each case, free and clear of all Encumbrances other than Permitted Encumbrances. To the Knowledge of Purchaser, the Owned Purchaser Registered IP is currently in compliance in all material respects with all Laws necessary to record and perfect the Purchaser’s interest in, and the chain of title of, the Owned Purchaser Registered IP and to ensure the ability to claim priority in all jurisdictions, provided that this clause shall not be construed as a representation or warranty of non-infringement of any Intellectual Property Rights. The Purchaser IP constitute all Intellectual Property Rights used in, material to or otherwise necessary for the operation of Purchaser’s business as currently conducted, provided that this clause shall not be construed as a representation or warranty of non-infringement of any Intellectual Property Rights. Each Purchaser Associate involved in the creation or development of any material Purchaser IP, pursuant to such Purchaser Associate’s activities on behalf of Purchaser, has signed a written agreement containing an assignment of such Purchaser Associate’s rights in such Purchaser IP to Purchaser. Each Purchaser Associate who has or has had access to Purchaser’s trade secrets or confidential information has signed a written agreement containing confidentiality provisions protecting the Purchaser IP, trade secrets and confidential information. Purchaser has maintained copies of each such executed written agreement and, to the Knowledge of Purchaser, no party thereto is in default or breach of any such agreements. Purchaser has taken commercially reasonable steps to protect and preserve the confidentiality of their respective trade secrets and confidential information.

(c) No funding, facilities or personnel of any Governmental Body or any university, college, research institute or other educational institution has been used or is being used to create, in whole or in part, any material Purchaser IP that are owned or purported to be owned by Purchaser, except for any such funding or use of facilities or personnel that does not result in such Governmental Body or institution obtaining ownership rights, license rights, or any other right to such Purchaser IP (except for use rights during the term of the applicable agreement between the Purchaser and such Governmental Body or educational institution), including the right to receive royalties for the practice of such Purchaser IP (other than pursuant to any Purchaser In-bound License disclosed on Section 4.12(d) of the Purchaser Disclosure Schedule).

(d) Section 4.12(d) of the Purchaser Disclosure Schedule sets forth each license agreement pursuant to which Purchaser (i) is granted a license under any material Intellectual Property Right owned by any third party that is used by Purchaser in its business as currently conducted (each a “Purchaser In-bound License”) or (ii) grants to any third party a license under any material Purchaser IP (each a “Purchaser Out-bound License”) (provided, that, Purchaser In-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, services agreements, clinical trial agreements, agreements with Purchaser Associates, non-disclosure agreements, commercially available Software-as-a-Service offerings, or off-the-shelf software licenses; and Purchaser Out-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, services agreements, non-disclosure agreements, or non-exclusive outbound licenses). All Purchaser In-bound Licenses and Purchaser Out-bound Licenses, to the Knowledge of Purchaser, are in full force and effect and are valid, enforceable and binding obligations of Purchaser and, to the Knowledge of Purchaser, each other party to such Purchaser In-bound Licenses or Purchaser Out-bound Licenses. Neither Purchaser, nor, to the Knowledge of Purchaser, any other party to such Purchaser In-bound Licenses or Purchaser Out-bound Licenses, is in material breach under any Purchaser In-bound Licenses or Purchaser Out-bound Licenses. Except as set forth in Section 4.12(d) of the Purchaser Disclosure Schedule, none of the terms or conditions of any Purchaser In-bound License or any Purchaser Out-bound License requires Purchaser or any of its Affiliates to maintain, develop or prosecute any Intellectual Property Rights.

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(e) To the Knowledge of Purchaser: (i) the operation of the business of Purchaser as currently conducted has not infringed, misappropriated or otherwise violated and does not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any other Person and (ii) no other Person is infringing, misappropriating or otherwise violating any Purchaser IP or any Intellectual Property Rights exclusively licensed to the Purchaser. No Legal Proceeding is pending (or, to the Knowledge of Purchaser, is threatened in writing) (A) against Purchaser alleging that the operation of the business of Purchaser infringes or constitutes the misappropriation or other violation of any Intellectual Property Rights of another Person or (B) by Purchaser alleging that another Person has infringed, misappropriated or otherwise violated any of the Purchaser IP or any Intellectual Property Rights exclusively licensed to the Purchaser. Since December 31, 2021, Purchaser has not received any written notice or other written communication alleging that the operation of the business of Purchaser infringes or constitutes the misappropriation or other violation of any Intellectual Property Right of another Person.

(f) To the Knowledge of Purchaser, none of the Purchaser IP owned by the Purchaser or any Purchaser IP exclusively licensed by the Purchaser is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute that adversely and materially restricts the use, transfer, registration or licensing by Purchaser of any such Purchaser IP.

(g) To the Knowledge of Purchaser, Purchaser and the operation of Purchaser’s business are, and have at all times been, in material compliance with all applicable Laws and Privacy and Data Processing Requirements. To the Knowledge of Purchaser, Purchaser has at all applicable times provided all notices, and obtained and maintained all rights, consents, and authorizations, to Process Purchaser Data as Processed by or for Purchaser. Since December 31, 2021, there have been (i) no loss or theft of, or security breach relating to. Purchaser Data, (ii) no violation of any security policy of Purchaser regarding any such Purchaser Data, and (iii) no unauthorized access to, or unauthorized, unintended, or improper use, disclosure, or other Processing of, any Purchaser Data. Purchaser has taken commercially reasonable steps and implemented reasonable disaster recovery and security plans and procedures to protect the information technology systems used in, material to or necessary for operation of Purchaser’s business as currently conducted and Purchaser Data from unauthorized use, access, or other Processing, and Purchaser has taken commercially reasonable steps to require that any third party with access to Purchaser Data collected by or on behalf of Purchaser has taken commercially reasonable steps to protect the Purchaser Data provided to them by Purchaser. Purchaser has implemented and maintained commercially reasonable policies, procedures and systems for receiving and appropriately responding to requests from individuals concerning their Purchaser Data where such steps are required by applicable Privacy and Data Processing Requirements.

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(h) To the Knowledge of Purchaser, there have been no (i) material malfunctions or unauthorized intrusions or breaches of the information technology systems used in, material to or necessary for the operation of Purchaser’s business, (ii) material unauthorized access to, or other processing of, Purchaser Data, or (iii) material breaches, security incidents, misuse of or unauthorized access to or disclosure of any Purchaser Data in the possession or control of Purchaser and Purchaser has not provided or been legally required to provide any notices to any Person in connection with an unauthorized disclosure of Purchaser Data. To the Knowledge of Purchaser, Purchaser has not been the subject of or received written notice of any complaints, claims or investigations related to their collection, use, storage or processing of Purchaser Data or alleging any violation of applicable Privacy and Data Processing Requirements.

(i) Purchaser has taken reasonable security and other measures, including measures against unauthorized disclosure, to protect and maintain the secrecy, confidentiality and value of the Know-How and other confidential information included in the Purchaser IP. No trade secret, Know-How or proprietary information material to the business of Purchaser as presently conducted, as of the date of this Agreement has been authorized to be disclosed or, to the Knowledge of Purchaser, has been actually disclosed by Purchaser to any Person other than pursuant to a non-disclosure agreement or other agreement adequately restricting the disclosure and use of such Intellectual Property Rights or information, and excluding any Know-How or proprietary information disclosed by Purchaser in publications or public filings, including as required under applicable securities laws.

(j) To the Knowledge of Purchaser, the computer systems, including the software, firmware, hardware, networks, interfaces, platforms and related systems, owned, leased or licensed by Purchaser an (collectively, the “Purchaser Systems”) perform in all material respects as is necessary for the conduct of its business as presently conducted by Purchaser. To the Knowledge of Purchaser, in the 12 months immediately prior to the date of this Agreement, (i) there have been no material failures, breakdowns or other adverse events materially affecting any such Purchaser Systems that have caused a material disruption or interruption to the conduct of the business of Purchaser as currently conducted, and (ii) there have not been any material incidents of unauthorized access or other security breaches of the Purchaser Systems.

4.13 Agreements, Contracts and Commitments.

(a) Section 3.13 of the Purchaser Disclosure Schedule lists the following Purchaser Contracts in effect as of the date of this Agreement other than any Purchaser Benefit Plans (each, a “Purchaser Material Contract” and collectively, the “Purchaser Material Contracts”):

(i) a material Contract as defined in Item 601(b)(10) of Regulation S-K as promulgated under the Securities Act;

(ii) each Purchaser Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business;

(iii) each Purchaser Contract containing (A) any covenant limiting in any material respect the freedom of Purchaser to engage in any line of business or compete with any Person, (B) any most-favored nation or other preferred pricing arrangement in favor of a Person other than Purchaser or any similar term by which any Person is or could become entitled to any benefit, right or privilege that must be at least as favorable to such Person as those offered to any other Person, (C) any exclusivity provision, option to receive a license, right of first refusal or right of first negotiation or similar covenant in favor of a Person other than Purchaser, or (D) any non-solicitation provision not entered into in the Ordinary Course of Business;

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(iv) each Purchaser Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of $100,000 pursuant to its express terms and not cancelable without penalty;

(v) each Purchaser Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity;

(vi) each Purchaser Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit or creating any material Encumbrances with respect to any assets of Purchaser or any loans or debt obligations with officers or directors of Purchaser;

(vii) each Purchaser Contract requiring payment by or to Purchaser after the date of this Agreement in excess of $250,000 in the aggregate in the current calendar year or any future calendar year pursuant to its express terms relating to: (A) any agreement involving the development or commercialization of any pharmaceutical product (identifying any that contain exclusivity provisions); (B) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of Purchaser; (C) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which Purchaser has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which Purchaser has continuing obligations to develop any Intellectual Property Rights that will not be owned, in whole or in part, by Purchaser; or (D) any Purchaser Contract with any third party providing any services relating to the manufacture or production of any product, service or technology of Purchaser or any Purchaser Contract to sell, distribute or commercialize any products or service of Purchaser;

(viii) each Purchaser Contract with any financial advisor, broker, finder, investment banker or other similar Person providing financial advisory services to Purchaser in connection with the Contemplated Transactions;

(ix) each Purchaser Real Estate Lease;

(x) each Purchaser Contract with any Governmental Body;

(xi) each Purchaser Out-bound License and Purchaser In-bound License, and each Purchaser Contract containing a covenant not to sue or otherwise enforce any Intellectual Property Rights;

(xii) each Purchaser Contract requiring the payment of any royalty, dividend or similar arrangement based on the revenues or profits of Purchaser;

(xiii) each Purchaser Contract, offer letter, employment agreement, or independent contractor agreement in each case entered into with any employee, independent contractor or other natural person service provider that (A) is not immediately terminable by Purchaser without notice, severance, or other cost or liability, except as required under applicable Law, or (B) provides for retention payments, change-of-control payments, severance, accelerated vesting, or any similar payment or benefit that may or will become due as a result of the Contemplated Transactions;

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(xiv) each Purchaser Contract providing any option to receive a license or other right, any right of first negotiation, any right of first refusal or any similar right to any Person related to any material Purchaser IP or material Intellectual Property Right licensed to Purchaser under a Purchaser In-bound License; and

(xv) each Purchaser Contract entered into in settlement of any Legal Proceeding or other dispute; and

(xvi) any other Contract that is not terminable at will (with no penalty or payment or requirement for prior notice, except as required by applicable Law) by Purchaser and (A) which involves payment or receipt by Purchaser after the date of this Agreement under any such agreement, Contract or commitment of more than $250,000 in the aggregate, or obligations after the date of this Agreement in excess of $250,000 in the aggregate, or (B) that is material to the business or operations of Purchaser.

(b) Purchaser has delivered or made available to Sellers accurate and complete copies of all Purchaser Material Contracts, including all amendments thereto. There are no Purchaser Material Contracts that are not in written form. Purchaser has not, nor, to Purchaser’s Knowledge, as of the date of this Agreement, has any other party to a Purchaser Material Contract, breached, violated or defaulted under, or received notice that it breached, violated or defaulted under, any of the terms or conditions of any Purchaser Material Contract. As to Purchaser, as of the date of this Agreement, each Purchaser Material Contract is valid, binding, enforceable and in full force and effect, subject to the Enforceability Exceptions. No Person is renegotiating, or has a right pursuant to the terms of any Purchaser Material Contract to change, any material amount paid or payable to Purchaser under any Purchaser Material Contract or any other material term or provision of any Purchaser Material Contract, and no Person has indicated to Purchaser that it desires to renegotiate, modify, not renew or cancel any Purchaser Material Contract.

4.14 Compliance; Permits. Purchaser holds all required Governmental Authorizations which are material to the operation of the business of Purchaser as currently conducted (the “Purchaser Permits”). Section 4.14 of the Purchaser Disclosure Schedule identifies each Purchaser Permit. Each such Purchaser Permit is valid and in full force and effect, and Purchaser is in material compliance with the terms of the Purchaser Permits. No Legal Proceeding is pending or, to the Knowledge of Purchaser, threatened, which seeks to revoke, limit, suspend, or materially modify any Purchaser Permit.

4.15 Legal Proceedings; Orders.

(a) As of the date of this Agreement, there is no pending Legal Proceeding and, to the Knowledge of Purchaser, no Person has threatened in writing to commence any Legal Proceeding: (i) that involves (A) Purchaser, (B) any Purchaser Associate (in his or her capacity as such) or (C) any of the material assets owned or used by Purchaser; or (ii) that challenges, or that would have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions.

(b) Since December 31, 2021 through the date of this Agreement, no Legal Proceeding has been pending against Purchaser that resulted in material liability to Purchaser.

(c) There is no order, writ, injunction, judgment or decree to which Purchaser, or any of the material assets owned or used by Purchaser, is subject. To the Knowledge of Purchaser, no officer of Purchaser is subject to any order, writ, injunction, judgment or decree that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of Purchaser or to any material assets owned or used by Purchaser.

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4.16 Tax Matters.

(a) Purchaser has filed all income and other material Tax Returns that were required to be filed by or with respect to it under applicable Law. All such Tax Returns are correct and complete in all material respects and have been prepared in compliance with all applicable Law. No written claim has ever been made by any Governmental Body in any jurisdiction where Purchaser does not file a particular Tax Return or pay a particular Tax that Purchaser is subject to taxation by that jurisdiction.

(b) All income and other material Taxes due and owing by Purchaser on or before the date hereof (whether or not shown on any Tax Return) have been fully and timely paid. The unpaid Taxes of Purchaser did not, as of the date of the Purchaser Balance Sheet, materially exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the face of the Purchaser Balance Sheet. Since the Purchaser Balance Sheet Date, Purchaser has not incurred any material Liability for Taxes outside the Ordinary Course of Business.

(c) All Taxes that Purchaser is or was required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors, stockholders, lenders, customers or other third parties and have been timely paid to the proper Governmental Body or other Person or properly set aside in accounts for this purpose.

(d) There are no Encumbrances for material Taxes (other than Permitted Encumbrances) upon any of the assets of Purchaser.

(e) No deficiencies for a material amount of Taxes with respect to Purchaser have been claimed, proposed or assessed by any Governmental Body in writing. There are no pending or ongoing and, to the Knowledge of Purchaser, threatened audits, assessments or other actions for or relating to any liability in respect of a material amount of Taxes of Purchaser. Purchaser has not waived any statute of limitations or agreed to any extension of time with respect to any income or other material Tax assessment or deficiency.

(f) Purchaser has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(g) Purchaser is not a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or similar agreement or arrangement, other than customary commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes.

(h) Purchaser will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes for a Tax period ending on or prior to the Closing Date; (ii) use of an improper method of accounting for a Tax period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, provincial, local or foreign Law) executed on or prior to the Closing; (iv) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, provincial, local or foreign Law) entered into on or prior to Closing; (v) installment sale or open transaction disposition made on or prior to the Closing; (vi) prepaid amount, advance payment or deferred revenue received or accrued on or prior to the Closing Date outside the Ordinary Course of Business; (vii) application of Section 367(d) of the Code to any transfer of intangible property on or prior to the Closing Date; or (viii) application of Sections 951 or 951A of the Code (or any similar provision of state, provincial, local or foreign Law) to any income received or accrued on or prior to the Closing Date. Purchaser has not made any election under Section 965(h) of the Code.

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(i) Purchaser has not ever been (i) a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is Purchaser) or (ii) a party to any joint venture, partnership, or other arrangement that is treated as a partnership for U.S. federal income Tax purposes. Purchaser has no Liability for any material Taxes of any Person (other than Purchaser) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, provincial, local, or foreign Law), as a transferee or successor, by Contract (other than a Contract entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes) or otherwise by operation of Law.

(j) Purchaser has not distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code (or any similar provisions of state, provincial, local or foreign Law).

(k) Purchaser has never had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise had an office or fixed place of business in a country other than the country in which it is organized.

(l) Purchaser has not participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” within the meaning of Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2).

(m) Purchaser is a domestic corporation for U.S. federal income tax purposes. Purchaser has not made an election or taken any other action to change its federal and state income tax classification from such classification.

For purposes of this Section 3.16, each reference to Purchaser shall be deemed to include any Person that was liquidated into, merged with, or is otherwise a predecessor to, Purchaser.

4.17 Employee and Labor Matters; Benefit Plans.

(a) Section 4.17(a) of the Purchaser Disclosure Schedule is a list of material Purchaser Benefit Plans, other than at-will employment offer letters on Purchaser’s standard form and other than individual Purchaser Options or other compensatory equity award agreements made pursuant to the Purchaser’s standard forms, in which case only representative standard forms of such agreements shall be scheduled. “Purchaser Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA and (ii) any pension, supplemental pension, retirement, registered retirement savings plan, deferred compensation, excess benefit, profit-sharing, bonus, incentive, equity or equity-based, phantom equity, employment, consulting, severance, termination, change-of-control, retention, health, life, disability, group insurance, paid time off, vacation, holiday, welfare and other material benefit plan, program, agreement, Contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded, subject or not subject to ERISA and including any that have been frozen), in each case, sponsored, maintained, administered, contributed to, or required to be sponsored, maintained, administered or contributed to, by Purchaser for the benefit of any current or former employee, director, officer or independent contractor of Purchaser or under which Purchaser has any liability (including, without limitation, by reason of having a Purchaser ERISA Affiliate), including contingent liability, except that the term “Purchaser Benefit Plan” shall not include any Public Statutory Plans with which Purchaser is required to comply in accordance with local applicable law, including, without limitation, plans administered pursuant to applicable provincial, federal or state health tax, workers’ compensation and workers’ safety and environmental insurance legislation. Section 4.17(a) of the Purchaser Disclosure Schedule indicates which of the Purchaser Benefit Plans are maintained by a professional employer organization. No Purchaser Benefit Plan is a plan under which an employer, other than Purchaser and/or any of its Subsidiaries, is required to contribute.

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(b) As applicable with respect to each material Purchaser Benefit Plan, Purchaser has made available to Sellers true and complete copies of all material documents with respect to each material Purchaser Benefit Plan, including (i) each material Purchaser Benefit Plan, including all amendments thereto, and in the case of an unwritten material Purchaser Benefit Plan, a written description thereof, (ii) all current trust documents, investment management Contracts, custodial agreements, administrative services agreements and insurance and annuity Contracts relating thereto, (iii) the current summary plan description and each summary of material modifications thereto, (iv) the most recently filed annual reports with any Governmental Body (e.g., Form 5500 and all schedules thereto), (v) the most recent IRS determination, opinion or advisory letter, (vi) the most recent summary annual reports, nondiscrimination testing reports, actuarial reports, financial statements and trustee reports, (vii) all notices and filings from the IRS or Department of Labor or other Governmental Body concerning audits or investigations, or “prohibited transactions” within the meaning of Section 406 of ERISA or Section 4975 of the Code, (viii) the most recent other material filings made with any Governmental Body and (ix) non-routine material correspondence with any Governmental Body within the three (3) years preceding the date of this Agreement.

(c) Each Purchaser Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and the applicable provisions of ERISA, the Code and all other Laws.

(d) The Purchaser Benefit Plans which are “employee pension benefit plans” within the meaning of Section 3(2) of ERISA and which are intended to meet the qualification requirements of Section 401(a) of the Code have received determination or opinion letters from the IRS on which they may currently rely to the effect that such plans are qualified under Section 401(a) of the Code and the related trusts are exempt from federal income Taxes under Section 501(a) of the Code, respectively, and nothing has occurred that would reasonably be expected to materially adversely affect the qualification of such Purchaser Benefit Plan or the tax exempt status of the related trust.

(e) Neither Purchaser nor any Purchaser ERISA Affiliate maintains, contributes to, is required to contribute to, or has any actual or contingent liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 413 of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

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(f) There are no pending audits or investigations by any Governmental Body involving any Purchaser Benefit Plan, and no pending or, to the Knowledge of Purchaser, threatened claims (except for routine individual claims for benefits payable in the normal operation of the Purchaser Benefit Plans), suits or proceedings involving any Purchaser Benefit Plan, or, to the Knowledge of Purchaser, any fiduciary thereof or service provider thereto, in any case except as would not be reasonably expected to result in material liability to Purchaser. All contributions and premium payments required to have been timely made under any of the Purchaser Benefit Plans, Public Statutory Plans or by applicable Law (without regard to any waivers granted under Section 412 of the Code), have been timely made in all material respects and neither Purchaser nor any Purchaser ERISA Affiliate has any outstanding material liability for any unpaid contributions or premium payments with respect to any Purchaser Benefit Plan. All accruals for vacation pay, premiums for employment and parental insurance, health premiums, accrued wages, salaries and commissions and Purchaser Benefit Plan payments have, in all material respects, been properly reflected in the books and records of Purchaser.

(g)  Neither Purchaser nor any Purchaser ERISA Affiliates or, to the Knowledge of Purchaser, any fiduciary, trustee or administrator of any Purchaser Benefit Plan, has engaged in, or in connection with the Contemplated Transactions will engage in, any transaction with respect to any Purchaser Benefit Plan which would subject any such Purchaser Benefit Plan, Purchaser, or Purchaser ERISA Affiliates to a material Tax, material penalty or material liability for a “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.

(h) No Purchaser Benefit Plan provides medical, dental, vision, life insurance or other welfare benefits beyond termination of service or retirement other than coverage mandated by Law and, to the Knowledge of Purchaser, Purchaser has not made a written representation promising the same.

(i) Except as set forth in Section 4.17(i) of the Purchaser Disclosure Schedule, neither the execution of this Agreement, nor the performance of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment) will: (i) result in any payment becoming due to any current or former employee, director, officer, or independent contractor of Purchaser pursuant to any Purchaser Benefit Plan, (ii) increase any amount of compensation or benefits otherwise payable under any Purchaser Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Purchaser Benefit Plan, (iv) require any contribution or payment to fund any obligation under any Purchaser Benefit Plan or (v) limit the right to merge, amend or terminate any Purchaser Benefit Plan.

(j) Except as set forth in Section 4.17(j) of the Purchaser Disclosure Schedule, neither the execution of this Agreement, nor the consummation of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment) will result in any change of control payment, or the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to Purchaser of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Code Section 280G), determined without regard to the application of Code Section 280G(b)(5).

(k) No current or former employee, officer, director or independent contractor of Purchaser has any “gross up” agreements with Purchaser or other assurance of reimbursement by Purchaser for any Taxes imposed under Code Section 409A or Code Section 4999.

(l) The Purchaser does not maintain any Purchaser Benefit Plan for the benefit of any service providers located outside of Canada or the U.S.

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(m) Purchaser has provided to Sellers a true and correct list, as of the date of this Agreement, containing the names of all employees and independent contractors of Purchaser, whether or not actively employed and, as applicable: (i) status as full-time, part-time or temporary; (ii) the annual dollar amount of all cash compensation in the form of wages, salary, bonuses, fees, commissions, or director’s fees payable to each person; (iii) dates of employment or service; (iv) title and, with respect to independent contractors, a current written description of such person’s contracting services; (v) visa or immigration status, if applicable; and (vi) with respect to employees, (A) a designation of whether they are classified as exempt or non-exempt for purposes of applicable employment standards legislation; and (B) whether such an employee is on leave and, if so, the expected return date, and whether authorized or unauthorized, or receiving benefits arising from a workplace accident or injury while an employee of Purchaser.

(n) Purchaser does not have any outstanding liabilities for payment of wages, including any liability for “banked” or otherwise unpaid overtime, accrued but unpaid vacation pay (except as set forth in Section 3.17(n) of the Purchaser Disclosure Schedule for calendar year 2024), salaries, bonuses, or other compensation, current or deferred. No employee of Purchaser has any agreement as to length of notice or severance payment required to terminate his or her employment, other than as result from applicable Laws or as set out in any written employment agreement.

(o) Purchaser has not, nor is it currently, engaged in any unfair labor practice and no unfair labor practice complaint, grievance or arbitration proceeding is pending or, to the Knowledge of Purchaser, threatened against Purchaser.

(p) Purchaser is not nor has it ever been a party to, bound by, or has a duty to bargain under, any collective bargaining agreement or other Contract with a labor union or similar labor organization representing any of its employees, and there is no labor union or similar labor organization representing or, to the Knowledge of Purchaser, purporting to represent or seeking to represent any employees of Purchaser, including through the filing of a petition for representation election or application for certification. To the Knowledge of Purchaser, there are no threatened or pending union organizing activities involving any employees of Purchaser. There is not and has not been in the past five years, nor, to the Knowledge of Purchaser, is there or has there been in the past five years any threat of, any strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, application for certification, or any similar activity or dispute, or any union organizing activity, affecting Purchaser.

(q) Purchaser is, and since December 31, 2021 has been, in material compliance with all applicable Laws respecting labor, employment, employment practices, and/or terms and conditions of employment, including worker classification for purposes of overtime entitlements pursuant to applicable employment standards legislation, wages, hours of work, overtime pay, vacation pay, human rights, discrimination, harassment, reprisal and retaliation, equal employment opportunities, employment equity, fair employment practices, meal and rest periods, immigration, occupational health and safety, payment of wages (including overtime wages), employment insurance, workers’ compensation, leaves of absence, restrictive covenants and hours of work. Except as would not be reasonably likely to result in a material liability to Purchaser, with respect to employees of Purchaser, Purchaser, since December 31, 2021, has withheld and reported all amounts required by Law to be withheld relating to income taxes and other statutory deductions for employees, and reported with respect to wages, salaries and other payments, benefits, or compensation to employees. There is no, and since December 31, 2021 there has not been any, material Legal Proceeding pending or, to the Knowledge of Purchaser, threatened or reasonably anticipated against Purchaser relating to any current or former employee, applicant for employment, or consultant or independent contractor of Purchaser.

(r) Within the preceding two years, Purchaser has complied in all material respects with the WARN Act.

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(s) Since December 31, 2021, no allegations or investigations of sexual harassment, other harassment or unlawful discrimination or retaliation have been made to or involved Purchaser with respect to any employee or independent contractor of Purchaser and Purchaser has not otherwise become aware of any such allegations or investigations.

4.18 Environmental Matters. Purchaser is in compliance and since December 31, 2021 has complied with all applicable Environmental Laws, which compliance includes the possession by Purchaser of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, except for any failure to be in such compliance that, either individually or in the aggregate, would not reasonably be expected to be material to Purchaser or its business. Purchaser has not received since December 31, 2021 (or prior to that time, which is pending and unresolved), any written notice or other communication (in writing or otherwise), whether from a Governmental Body or other Person, that alleges that Purchaser is not in compliance with or has liability pursuant to any Environmental Law and, to the Knowledge of Purchaser, there are no circumstances that would reasonably be expected to prevent or interfere with Purchaser’s compliance in any material respects with any Environmental Law, except where such failure to comply would not reasonably be expected to be material to Purchaser or its business. No current or (during the time a prior property was leased or controlled by Purchaser) prior property leased or controlled by Purchaser has had a release of or exposure to Hazardous Materials in material violation of or as would reasonably be expected to result in any material liability of Purchaser pursuant to Environmental Law. No consent, approval or Governmental Authorization of or registration or filing with any Governmental Body is required by Environmental Laws in connection with the execution and delivery of this Agreement or the consummation of the Contemplated Transactions by Purchaser. Prior to the date hereof, Purchaser has provided or otherwise made available to Sellers true and correct copies of all material environmental reports, assessments, studies and audits in the possession or control of Purchaser with respect to any property leased or controlled by Purchaser or any business operated by it.

4.19 Transactions with Affiliates. Except as set forth in the Purchaser SEC Documents filed prior to the date of this Agreement, since the date of Purchaser’s last proxy statement filed in April 2024 with the SEC, no event has occurred that would be required to be reported by Purchaser pursuant to Item 404 of Regulation S-K. There are no Affiliates of Purchaser as of the date of this Agreement.

4.20 Insurance. Purchaser has delivered or made available to Sellers accurate and complete copies of all insurance policies and all self-insurance programs and arrangements relating to the business, assets, liabilities and operations of Purchaser. Each of such insurance policies is in full force and effect and Purchaser is in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2020, Purchaser has not received any notice or other communication regarding any actual or possible: (a) cancellation or invalidation of any insurance policy; or (b) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. Purchaser has provided timely written notice to the appropriate insurance carrier(s) of each Legal Proceeding that is currently pending against Purchaser for which Purchaser has insurance coverage, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or informed Purchaser of its intent to do so.

4.21 No Financial Advisors Anti-Bribery. Neither Purchaser nor any of its directors, officers, employees or, to Purchaser’s Knowledge, agents or any other Person acting on its behalf has directly or indirectly made any bribes, rebates, payoffs, influence payments, kickbacks, illegal payments, illegal political contributions, or other payments, in the form of cash, gifts, or otherwise, or taken any other action, in violation of Anti-Bribery Laws. Purchaser is not and has not been the subject of any investigation or inquiry by any Governmental Body with respect to potential violations of Anti-Bribery Laws.

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4.23 CFIUS. Purchaser is not a U.S. business that (a) produces, designs, tests, manufactures, fabricates, or develops one or more “critical technologies”; (b) performs the functions as set forth in column 2 of Appendix A to 31 C.F.R. Part 800 with respect to “covered investment critical infrastructure”; or (c) maintains or collects, directly or indirectly, “sensitive personal data” of U.S. citizens, in each case as such terms in quotation marks are defined in Section 721 of the Defense Production Act of 1950, as amended, including all implementing regulations thereof.

4.24 Valid Issuance. The Purchaser Common Stock and Purchaser Convertible Preferred Stock to be issued in the Share Purchase will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable. To the Knowledge of Purchaser as of the date of this Agreement, no “bad actor” disqualifying event described in Rule 506(d)(1)(i)–(viii) of the Securities Act (a “Disqualifying Event”) is applicable to Purchaser or, to Purchaser’s Knowledge, any Purchaser Covered Person, except for a Disqualifying Event as to which Rule 506(d)(2)(ii)–(iv) or (d)(3) of the Securities Act is applicable.

4.25 Disclaimer of Other Representations or Warranties.

(a) Except as previously set forth in this Section 3 or in any certificate delivered by Purchaser to Sellers pursuant to this Agreement, Purchaser does not make any representation or warranty, express or implied, at law or in equity, with respect to it or any of its assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

(b) Purchaser acknowledges and agrees that, except for the representations and warranties of Sellers set forth in Section 2 or in any certificate delivered by any Seller to Purchaser pursuant to this Agreement, neither Purchaser nor any of its Representatives is relying on any other representation or warranty of Sellers or any other Person made outside of Section 2 or such certificates, including regarding the accuracy or completeness of any such other representations or warranties or the omission of any material information, whether express or implied, in each case, with respect to the Contemplated Transactions.

SECTION 5. ADDITIONAL AGREEMENTS OF THE PARTIES

5.1 Purchaser Stockholders’ Meeting.

(a) At any time following September 1, 2025, or such earlier date as the Parties shall mutually agree, Sellers’ Representative shall have the right to deliver to Purchaser a notice requesting that Purchaser call, give notice of and hold a meeting of the holders of Purchaser Common Stock for purposes of seeking approval of the Stockholder Matters (as defined below) (the “Stockholder Meeting Request Notice”), and as promptly as practicable following receipt of such Stockholder Meeting Request Notice, Purchaser shall take all action necessary under applicable Law to call, give notice of and hold a meeting of the holders of Purchaser Common Stock for the purpose of seeking:

(i) approval of the Preferred Stock Conversion Proposal;

(ii) approval of a “change of control” under Nasdaq Listing Rules 5110 and 5635(b) (the “Change of Control Proposal”);

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(iii) if deemed necessary or appropriate by Purchaser or as otherwise required by applicable Law or Contract, to authorize the amendment of Purchaser’s certificate of incorporation to effectuate a reverse stock split of all outstanding shares of Purchaser Common Stock, in compliance with Nasdaq listing standards (the “Nasdaq Reverse Split Proposal”) (the matters contemplated by the clauses 5.1(a)(i), 5.1(a)(ii) and 5.1(a)(iii) are referred to as the “Purchaser Stockholder Matters,” and such meeting, the “Purchaser Stockholders’ Meeting”); provided, that the Purchaser Stockholders’ Meeting shall be held as promptly as practicable after the date that the definitive Proxy Statement is filed with the SEC (and, in any event, no later than forty-five (45) days after such date).

(b) Purchaser agrees to use reasonable best efforts to (i) call and hold the Purchaser Stockholders’ Meeting as promptly as practicable in accordance with Section 4.1(a) above, and (ii) solicit and obtain the Required Purchaser Stockholder Vote, including without limitation, (A) within ten (10) Business Days from the date Purchaser receives a Stockholder Meeting Request Notice from Sellers’ Representative , engaging a nationally recognized proxy solicitation firm and information agent that is reasonably acceptable to Sellers’ Representative, (B) actively attempting to contact and obtain votes from Purchaser’s stockholders (including its retail stockholders with meaningful holdings of Purchaser Common Stock), and (C) working with Purchaser’s transfer agent and inspector of elections to facilitate an appropriate and straightforward process for obtaining the Required Purchaser Stockholder Vote. If the approval of the Purchaser Stockholder Matters is not obtained at the Purchaser Stockholders’ Meeting or if on a date preceding the Purchaser Stockholders’ Meeting, Purchaser reasonably believes that (x) it will not receive proxies sufficient to obtain the Required Purchaser Stockholder Vote, whether or not quorum would be present or (y) it will not have sufficient shares of Purchaser Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Purchaser Stockholders’ Meeting, then, in each case, Purchaser will use its reasonable best efforts to adjourn the Purchaser Stockholders’ Meeting one or more times to a date or dates no more than thirty (30) days after the scheduled date for such meeting, and to obtain such approvals at such time. If the Purchaser Stockholders’ Meeting is not so adjourned, and/or if the approval of the Purchaser Stockholder Matters is not then obtained, Purchaser will use its reasonable best efforts to obtain such approvals as soon as practicable thereafter, and in any event to obtain such approvals at the next occurring annual meeting of the stockholders of Purchaser or, if such annual meeting is not scheduled to be held within six months after the Purchaser Stockholders’ Meeting, a special meeting of the stockholders of Purchaser to be held within six months after the Purchaser Stockholders’ Meeting. Purchaser will hold an annual meeting or special meeting of its stockholders, at which a vote of the stockholders of Purchaser to approve the Purchaser Stockholder Matters will be solicited and taken, at least once every six months until Purchaser obtains approval of the Purchaser Stockholder Matters.

(c) Purchaser agrees that: (i) the Purchaser Board shall recommend that the holders of Purchaser Common Stock vote to approve the Purchaser Stockholder Matters and shall use its reasonable best efforts to solicit and obtain such approval within the time frames set forth in Sections 4.1(a) and (b), and (ii) the Proxy Statement shall include a statement to the effect that the Purchaser Board recommends that the Purchaser’s stockholders vote to approve the Purchaser Stockholder Matters.

(d) The Company and Purchaser acknowledge that, under the Nasdaq Stock Market Rules, the Purchaser Common Stock Payment Shares and the Purchaser Preferred Stock Payment Shares will not be entitled to vote on the Preferred Stock Conversion Proposal or the Change of Control Proposal.

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5.2 Proxy Statement.

(a) Within thirty (30) days of Purchaser’s receipt of the Stockholder Meeting Request Notice and subject to Section 5.2(d), Purchaser shall prepare and file with the SEC a proxy statement relating to the Purchaser Stockholders’ Meeting to be held in connection with the Purchaser Stockholder Matters (together with any amendments thereof or supplements thereto, the “Proxy Statement”). Purchaser shall use its reasonable best efforts to (i) cause the Proxy Statement to comply with applicable rules and regulations promulgated by the SEC and (ii) respond promptly to any comments or requests of the SEC or its staff related to the Proxy Statement. Purchaser shall not file the Proxy Statement, or any amendment or supplement thereto, or respond to SEC comments or requests, without providing Sellers’ Representative a reasonable opportunity to review and comment thereon (which comments shall be reasonably considered by Purchaser).

(b) Purchaser covenants and agrees that the Proxy Statement (and the letters to stockholders, notice of meeting and form of proxy included therewith) will (i) comply as to form in all material respects with the requirements of applicable U.S. federal securities Laws and the DGCL, and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(c) Purchaser shall use reasonable best efforts to cause the Proxy Statement to be mailed to Purchaser’s stockholders as promptly as practicable after the Proxy Statement has been filed with the SEC and either (i) the SEC has indicated that it does not intend to review the Proxy Statement or that its review of the Proxy Statement has been completed or (ii) at least ten (10) days shall have passed since the Proxy Statement was filed with the SEC without receiving any correspondence from the SEC commenting upon, or indicating that it intends to review, the Proxy Statement, all in compliance with applicable U.S. federal securities laws and the DGCL. If Purchaser or any Seller (A) becomes aware of any event or information that, pursuant to the Securities Act or the Exchange Act, should be disclosed in an amendment or supplement to the Proxy Statement, (B) receives notice of any SEC request for an amendment or supplement to the Proxy Statement or for additional information related thereto, or (C) receives SEC comments on the Proxy Statement, as the case may be, then such Party, as the case may be, shall promptly inform the other Party thereof and shall cooperate and consult with such other Party in Purchaser filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the Purchaser stockholders.

(d) The Parties shall reasonably cooperate and consult with each other and provide, and shall use reasonable best efforts to cause their respective Representatives to provide, the other Party and its Representatives, with all true, correct and complete information regarding such Party or the Company that is required by Law to be included in the Proxy Statement or reasonably requested by the other Party to be included in the Proxy Statement. If at any time the information provided in Proxy Statement has or will become “stale” and new information should, as determined by Purchaser acting reasonably, be disclosed in an amendment or supplement to the Proxy Statement, then Purchaser shall promptly inform Sellers’ Representative and each such Party shall cooperate and consult with one another, and shall use reasonable best efforts to cause their accounting and other outside professionals to so cooperate and consult, (i) in providing the financial reporting necessary for such filing and (ii) in filing such amendment or supplement with the SEC (and, if related to the Proxy Statement, mailing such amendment or supplement to the Purchaser stockholders).

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5.3 Reservation of Purchaser Common Stock; Issuance of Shares of Purchaser Common Stock. For as long as any Purchaser Preferred Stock Payment Shares remain outstanding, Purchaser shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Purchaser Common Stock or shares of Purchaser Common Stock held in treasury by Purchaser, for the purpose of effecting the conversion of the Purchaser Preferred Stock Payment Shares, the full number of shares of Purchaser Common Stock then issuable upon the conversion of all Purchaser Preferred Stock Payment Shares then outstanding. All shares of Purchaser Common Stock delivered upon conversion of the Purchaser Preferred Stock Payment Shares shall be newly issued shares or shares held in treasury by Purchaser, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and shall be free from preemptive rights and free of any Encumbrance.

5.4 Employee Benefits.

(a) For purposes of vesting, eligibility to participate, and level of benefits (other than for purposes of determining awards under an equity incentive plan or accrued benefits under any defined benefit pension plan) under the benefit plans, programs, Contracts or arrangements of Purchaser or any of its Subsidiaries (including, following the Closing, the Company and its Subsidiaries) (the “Post-Closing Plans”), Purchaser shall use commercially reasonable efforts to cause each employee of the Company who remains employed by Purchaser or the Company, or any of their respective Subsidiaries following the Closing, (together, the “Continuing Employees”) to be credited with his or her years of service with the Company or any of its predecessors; provided that the foregoing shall not apply to the extent that its application would result in a duplication of benefits or to the extent that it would apply by operation of Law. In addition, and without limiting the generality of the foregoing, for purposes of each Post-Closing Plan providing medical, dental, pharmaceutical and/or vision benefits to a Continuing Employee, Purchaser shall use commercially reasonable efforts to cause all pre-existing condition exclusions and actively-at-work requirements of such Post-Closing Plan to be waived for such Continuing Employee and his or her covered dependents to the extent and unless such conditions would have been waived or satisfied under the employee benefit plan whose coverage is being replaced under the Post-Closing Plan, and Purchaser shall use its commercially reasonable efforts to cause any eligible expenses incurred by a Continuing Employee and his or her covered dependents during the portion of such plan year in which coverage is replaced with coverage under a Post-Closing Plan to be taken into account under such Post-Closing Plan with respect to the plan year in which participation in such Post-Closing Plan begins for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for such plan year as if such amounts had been paid in accordance with such Post-Closing Plan. For the period commencing at the Effective Time and ending twelve (12) months after the Effective Time, Purchaser agrees to maintain the compensation and benefit levels, including base salary, annual cash incentive opportunities, retirement benefits, and health and welfare benefits for the Continuing Employees at levels which are, in the aggregate, comparable to those in effect for the Continuing Employees immediately prior to the Effective Time.

(b) The provisions of this Section 5.4 are for the sole benefit of Purchaser and the Company and no provision of this Agreement shall (i) create any third-party beneficiary or other rights in any Person, including rights in respect of any benefits that may be provided, directly or indirectly, under any Company Benefit Plan, Purchaser Benefit Plan or Post-Closing Plan or rights to continued employment or service with the Company or Purchaser (or any Subsidiary thereof), (ii) be construed as an amendment, waiver or creation of or limitation on the ability to terminate any Company Benefit Plan, Purchaser Benefit Plan or Post-Closing Plan, or (iii) limit the ability of Purchaser to terminate the employment of any Continuing Employee or modify the at-will status of any Continuing Employees.

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5.5 Indemnification of Officers and Directors.

(a) From the Effective Time through the sixth anniversary of the date on which the Effective Time occurs, each of Purchaser and the Company shall indemnify and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director or officer of Purchaser or the Company or any of their respective Subsidiaries, respectively (the “D&O Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the D&O Indemnified Party is or was a director or officer of Purchaser or of the Company, or any Subsidiary thereof, asserted or claimed prior to the Effective Time, in each case, to the fullest extent permitted under applicable Law. Except in the case of fraud, each D&O Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Purchaser and the Company, jointly and severally, upon receipt by Purchaser or the Company from the D&O Indemnified Party of a request therefor; provided that any such person to whom expenses are advanced provides an undertaking to Purchaser, to the extent then required by the DGCL, as applicable, to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

(b) The provisions of the certificate of incorporation and bylaws of Purchaser with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of Purchaser that are presently set forth in the certificate of incorporation and bylaws of Purchaser shall not be amended, modified or repealed for a period of six years from the Effective Time in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the Effective Time, were officers or directors of Purchaser, unless such modification is required by applicable Law. The Organizational Documents of the Company shall contain, and Purchaser shall cause the respective Organizational Documents of the Company to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers as those presently set forth in the certificate of incorporation and bylaws of Purchaser.

(c) From and after the Effective Time, (i) the Company shall fulfill and honor in all respects the obligations of the Company to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under the Company’s Organizational Documents and pursuant to any indemnification agreements between the Company and such D&O Indemnified Parties set forth on Schedule 5.5(c)(i) hereto, with respect to claims arising out of matters occurring at or prior to the Effective Time and (ii) Purchaser shall fulfill and honor in all respects the obligations of Purchaser to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under Purchaser’s Organizational Documents and pursuant to any indemnification agreements between Purchaser and such D&O Indemnified Parties set forth on Schedule 5.5(c)(ii) hereto, with respect to claims arising out of matters occurring at or prior to the Effective Time.

(d) From and after the Effective Time, Purchaser shall continue to maintain directors’ and officers’ liability insurance policies on commercially available terms and conditions and with coverage limits customary for U.S. public companies similarly situated to Purchaser (“Purchaser D&O”), which Purchaser D&O shall cover each of the Seller Designees following their appointment to the Purchaser Board in accordance with Section 4.8 hereof. The Purchaser shall include the Company and its subsidiaries, from and after the Effective Time, as an insured under the Purchaser D&O. From and after the Effective Time, Purchaser shall pay all expenses, including reasonable attorneys’ fees, that are incurred by the persons referred to in this Section 5.5 in connection with their successful enforcement of the rights provided to such persons in this Section 5.5. To the extent the transactions contemplated by this Agreement, including the conversion of the Purchaser Convertible Preferred Stock held by Sellers to Purchaser Common Stock following the approval of the Preferred Stock Conversion Proposal, the Change of Control Proposal and Nasdaq Listing Application (collectively, the “Purchaser Preferred Stock Conversion”), triggers a change in control under the Purchaser’s current D&O insurance policies, the insurers are willing to waive such change in control provisions.

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(e) The provisions of this Section 5.5 are intended to be in addition to the rights otherwise available to the current and former officers and directors of Purchaser and the Company by Law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties, their heirs and their representatives.

(f) In the event Purchaser or the Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Purchaser or the Company, as the case may be, shall succeed to the obligations set forth in this Section 5.5. Purchaser shall cause the Company to perform all of the obligations of the Company under this Section 5.5.

5.6 Additional Agreements. The Parties shall use reasonable best efforts to cause to be taken all actions necessary to consummate the Contemplated Transactions. Without limiting the generality of the foregoing, each Party to this Agreement: (a) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Contemplated Transactions; (b) shall use reasonable best efforts to obtain each Consent (if any) reasonably required to be obtained (pursuant to any applicable Law or Contract, or otherwise) by such Party in connection with the Contemplated Transactions or for such Contract to remain in full force and effect; (c) shall use reasonable best efforts to lift any injunction prohibiting, or any other legal bar to, the Contemplated Transactions; and (d) shall use reasonable best efforts to satisfy the conditions precedent to the consummation of this Agreement.

5.7 Listing. Until the approval of the Nasdaq Listing Application, Purchaser shall use its reasonable best efforts to (a) maintain its existing listing on Nasdaq; (b) prepare and submit to Nasdaq a notification form for the listing of the shares of Purchaser Common Stock Payment Shares and the Purchaser Common Stock to be issued upon conversion of the Purchaser Preferred Stock Payment Shares to be issued in connection with the Contemplated Transactions, to cause such shares to be approved for listing (subject to official notice of issuance); (c) effect the Nasdaq Reverse Split and (d) to the extent required by Nasdaq rules and regulations, file an initial listing application for the Purchaser Common Stock on Nasdaq (the “Nasdaq Listing Application”), which Nasdaq Listing Application shall be prepared in cooperation with Sellers’ Representative , and to cause such Nasdaq Listing Application to be approved prior to the Purchaser Stockholders’ Meeting or such other time as Sellers’ Representative shall reasonably request in writing. The Parties will use reasonable best efforts to coordinate with respect to compliance with Nasdaq rules and regulations. Each Party will promptly inform the other Party and its designated representatives of all verbal or written communications between Nasdaq and such Party or its representatives. Each Seller will cooperate with Purchaser as reasonably requested by Purchaser with respect to the Nasdaq Listing Application and promptly furnish to Purchaser all information concerning the Company and such Seller that may be required or reasonably requested in connection with any action contemplated by this Section 5.7.

5.8 Directors and Officers.

(a) The Parties shall take all necessary action so that immediately after the Effective Time, (a) the Purchaser Board is comprised of seven members, with three such members designated by Purchaser, three such members designated by the Sellers (the “Seller Designees”), and one such member to be mutually agreed upon among the Parties, as set forth on Schedule 5.8(a) hereto, which includes a majority of independent directors (in accordance with Nasdaq requirements) and (b) the Persons set forth on Schedule 5.8(b) hereto under the heading “Officers” are elected or appointed, as applicable, to the positions of officers of Purchaser and the Company, as set forth therein, to serve in such positions effective as of the Effective Time until successors are duly appointed and qualified in accordance with applicable Law.

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(b) From the Effective Time and until the Purchaser Preferred Stock Conversion, Purchaser shall cause each Seller Designee to be included in the slate of nominees recommended by the Purchaser Board to holders of Purchaser Common Stock for election (including at any annual or special meeting of stockholders held for the election of directors) and shall use its best efforts to cause the election of each such Seller Designee, including soliciting proxies in favor of the election of such persons.

(c) From the Effective Time and until the Purchaser Preferred Stock Conversion, in the event that any Seller Designee shall cease to serve as a director for any reason, the vacancy resulting therefrom shall be filled by the Purchaser Board with a substitute Seller Designee, as so designated by the applicable Seller.

5.9 Section 16 Matters. Prior to the Effective Time, Purchaser, each Seller and each Preferred Stockholder shall take all such steps as may be required or, in the case of Purchaser, as reasonably requested by any Seller or Preferred Stockholder (to the extent permitted under applicable Laws), to cause any acquisitions of Purchaser Common Stock, restricted stock awards to acquire Purchaser Common Stock and any Purchaser Options to purchase Purchaser Common Stock in connection with the Contemplated Transactions, by each individual or other Person who could become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Purchaser, to be exempt under Rule 16b-3 promulgated under the Exchange Act, if and as permitted thereby.

5.10 Closing Certificates. Purchaser will prepare and deliver to Sellers’ Representative prior to the Closing a certificate signed by the Chief Financial Officer of Purchaser in a form reasonably acceptable to Sellers’ Representative, setting forth, as of the Reference Date (i) the number of Purchaser Common Stock outstanding and (ii) the number of shares of Purchaser Common Stock underlying the Purchaser Options (the “Purchaser Outstanding Shares Certificate”).

5.11 Takeover Statutes. If any Takeover Statute is or may become applicable to the Contemplated Transactions, each of Sellers, Purchaser, and the Purchaser Board, as applicable, shall grant such approvals and take such actions as are necessary so that the Contemplated Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on the Contemplated Transactions.

5.12 Private Placement; Legends.

(a) Each of Sellers and Purchaser shall take all reasonably necessary action on its part such that the issuance of Purchaser Common Stock Payment Shares and Purchaser Preferred Stock Payment Shares pursuant to this Agreement (collectively, the “Securities”) constitutes a transaction exempt from registration under the Securities Act in compliance with Rule 506 of Regulation D promulgated thereunder.

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(b) Each certificate representing Purchaser Common Stock Payment Shares and the Purchaser Preferred Stock Payment Shares comprising Closing Consideration shall, except as otherwise provided in this Agreement and in accordance with applicable Law, bear a legend identical or similar in effect to the following legend:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.”

(c) Subject to this Section 4.12(c), at its sole expense and upon appropriate notice to and receipt by Purchaser of documentation from a Seller (in form and substance satisfactory to Purchaser) stating that Securities have been sold or transferred by such Seller pursuant to the plan of distribution set forth in an effective registration statement filed with the SEC, use commercially reasonable efforts to cause its transfer agent to prepare and deliver certificates or evidence of book-entry positions representing the Securities to be delivered to a transferee(s) pursuant to such registration statement, which certificates or book-entry positions shall be free of any restrictive legends (including any legend required by Section 4.12(b)) and in such denominations and registered in such names as such Seller may request. Further, Purchaser shall use its commercially reasonable efforts, at its sole expense, to cause its legal counsel to, (i) issue to Purchaser’s transfer agent and maintain a “blanket” legal opinion or direction letter instructing the transfer agent that, in connection with a sale or transfer of Securities by such Seller pursuant to and in accordance with the plan of distribution set forth in an effective registration statement filed with the SEC in which such Seller is a named selling shareholder, and upon receipt of a seller representation letter and/or a broker representation letter and other such documentation as Purchaser’s legal counsel deems necessary and appropriate and after confirming compliance with relevant prospectus delivery requirements, the transfer agent is authorized to remove the restrictive legends in connection with such sale or transfer, and (ii) if such registration statement is not then effective or is otherwise not available to effect sales or transfers of the Securities, and in connection with a proposed sale or transfer of Securities by such Seller pursuant to and in accordance with an exemption from the registration requirements of Section 5 of the Securities Act, issue to the transfer agent a legal opinion or direction letter in connection with such sale or transfer instructing the transfer agent to remove any restrictive legends, upon receipt by Purchaser and its legal counsel of a seller representation letter and/or a broker representation letter and other such documentation as Purchaser’s legal counsel deems necessary and appropriate (including, without limitation, if requested, a legal opinion of such Seller’s counsel that the sale of such shares does not require registration under the Securities Act, in a form and substance reasonably satisfactory to Purchaser and its legal counsel); provided, that in the case of a request to remove such restrictive legends in connection with a sale or transfer of Securities pursuant to clause (i) or (ii) above, Purchaser shall use its commercially reasonable efforts to direct Purchaser’s transfer agent to remove any such legends in connection with such sale or transfer within two (2) Business Days following receipt of all required notice and documentation from such Seller. Purchaser shall be responsible for the fees of its transfer agent, its legal counsel and all Depositary Trust Company fees associated with any such legend removal requests under this Section 4.12(c).

5.13 Audited Financial Statements; Unaudited Interim Periods. As promptly as practicable following the Closing, and no later than forty five (45) days from Closing, the Company shall deliver to Purchaser audited consolidated balance sheets and related audited consolidated statements of operations, comprehensive income (loss), changes in equity and cash flows for the fiscal years ended March 31, 2025 and 2024 for the Company and its consolidated subsidiaries, in each case prepared in accordance with GAAP, subject to normal adjustments and absence of footnotes.

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5.14 Tax Matters. For U.S. federal income Tax purposes, the Parties intend that the Share Purchase will be treated as a taxable exchange of the Company Common Shares for the Closing Consideration and the Parties shall not take a Tax reporting position inconsistent with the foregoing intent unless otherwise required by applicable Law. At Purchaser’s request, each Seller shall, and shall cause its respective Affiliates to, reasonably cooperate with Purchaser to make (or cause to be made) an election under Section 338(g) of the Code and any corresponding or similar elections under state or local Law with respect to the Company or any of its Subsidiaries, in each case to the extent such election is permitted by applicable Law and is not reasonably likely to materially and adversely affect such Seller.

SECTION 6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY TO CONSUMMATE THE COnTEMPLATED TRANSACTIONS

The obligations of each Party to effect the Share Purchase and otherwise consummate the Contemplated Transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable Law, the written waiver by each of the Parties, at or prior to the Closing Date, of each of the following conditions:

6.1 No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Contemplated Transactions shall have been issued by any court of competent jurisdiction or other Governmental Body of competent jurisdiction and remain in effect and there shall not be any Law which has the effect of making the consummation of the Contemplated Transactions illegal.

SECTION 7. CLOSING DELIVERIES OF SELLERs

The obligations of Purchaser to consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by Purchaser, at or prior to the Closing, of each of the following conditions:

7.1 Documents. Purchaser shall have received the following documents, each of which shall be in full force and effect:

(a) a share certificate representing 100% of the outstanding Company Common Shares, duly endorsed in blank for transfer or accompanied by duly signed powers of attorney for transfers in blank;

(b) a written resignation, in a form reasonably satisfactory to Purchaser, dated as of the Closing Date and effective as of the Closing, executed by each of the directors and officers of the Company and its respective subsidiaries listed on Schedule 7.1(b) hereto; and

(c) a certificate of status/good standing of the Company and each of the Subsidiaries (to the extent applicable in each relevant jurisdiction).

7.2 Company Lock-Up Agreement. Purchaser shall have received the Lock-Up Agreement duly executed by each Seller, which shall be in full force and effect.

7.3 Registration Rights Agreement. Purchaser shall have received the Registration Rights Agreement duly executed by each Seller and Preferred Stockholder.

SECTION 8. CLOSING DELIVERIES OF PURCHASER

The obligations of Sellers and the Preferred Stockholders to effect the Share Purchase and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by Sellers’ Representative, at or prior to the Closing, of each of the following conditions:

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8.1 Documents. Sellers’ Representative shall have received the following documents, each of which shall be in full force and effect:

(a) the Purchaser Outstanding Shares Certificate;

(b) a written resignation, in a form reasonably satisfactory to Sellers’ Representative, dated as of the Closing Date and effective as of the Closing, executed by each of the officers and directors of Purchaser who are not to continue as officers or directors, as the case may be, of Purchaser after the Closing pursuant to Section 5.8(a) hereof; and

(c) certified copies of the resolutions duly adopted by the Purchaser Board and in full force and effect as of the Closing authorizing the appointment of the directors and officers set forth in Section 5.8(a).

8.2 Purchaser Lock-Up Agreements. Sellers’ Representative shall have received the Lock-Up Agreements duly executed by each of the Purchaser Signatories, each of which shall be in full force and effect.

8.3 Purchaser Stockholder Support Agreements. Sellers’ Representative and the Preferred Stockholders shall have received the Purchaser Stockholder Support Agreements duly executed by each of the Purchaser Signatories, each of which shall be in full force and effect.

8.4 Registration Rights Agreement. Sellers’ Representative shall have received the Registration Rights Agreement duly executed by Purchaser.

SECTION 9. MISCELLANEOUS PROVISIONS

9.1 Survival of Representations and Warranties. The representations and warranties of Sellers, Preferred Stockholders and Purchaser contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the first to occur of (a) the date of the Purchaser Stockholders’ Meeting or (b) September 1, 2025, and only the covenants that by their terms survive the Effective Time shall survive the Effective Time.

9.2 Amendment. This Agreement may be amended with the approval of the respective boards of directors of Sellers’ Representative and Purchaser at any time; provided, however, that after any such approval of this Agreement by a Party’s stockholders, no amendment shall be made which by Law requires further approval of such stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of Sellers’ Representative and of Purchaser.

9.3 Waiver.

(a) No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

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(b) No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

9.4 Entire Agreement; Counterparts; Exchanges by Electronic Transmission. This Agreement and the other schedules, exhibits, certificates, instruments and agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.5 Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 9.5; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party; (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 9.8 of this Agreement; and (f) irrevocably and unconditionally waives the right to trial by jury.

9.6 Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the Parties, the prevailing Party in such action or suit (as determined by a court of competent jurisdiction) shall be entitled to recover its reasonable out-of-pocket attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

9.7 Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such Party without the other Party’s prior written consent shall be void and of no effect.

9.8 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand, or (c) on the date delivered in the place of delivery if sent by email (with a written or electronic confirmation of delivery) prior to 5:00 p.m. Eastern Time, otherwise on the next succeeding Business Day, in each case to the intended recipient as set forth below:

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if to Purchaser:

Protagenic Therapeutics, Inc.

149 Fifth Avenue

New York, NY 10010

Attention: Alexander K. Arrow

Email Address: alex.arrow@protagenic.com

with a copy to (which shall not constitute notice):

Duane Morris LLP

200 Campus Drive, Suite 300

Florham Park, NJ 07932

United States

Attention: Dean M. Colucci

Email: dmcolucci@duanemorris.com

if to Alterola:

Alterola Biotech Inc.

47 Hamilton Square

Birkenhead, CH41 5AR

United Kingdom

Attention: Colin Stott

Email: cs@phytanix.com

with a copy to (which shall not constitute notice):

Miramar Law Group

701 Anacapa Street, Suite C

Santa Barbara, CA 93101

Attention: Catherina Evans

Email: cevans@miramarlawgroup.com

if to EMC2:

EMC2 Capital LLC

701 Anacapa Street, Suite C

Santa Barbara, CA 93101

Attention: Barrett Evans

Email: bevans@emc2capital.com

with a copy to (which shall not constitute notice):

Miramar Law Group

701 Anacapa Street, Suite C

Santa Barbara, CA 93101

Attention: Catherina Evans

Email: cevans@miramarlawgroup.com

54

If to any Preferred Stockholder, to the address set forth next to such Preferred Stockholder’s name on Schedule A.

9.9 Cooperation. Each Party agrees to cooperate fully with the other Party and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other Party to evidence or reflect the Contemplated Transactions and to carry out the intent and purposes of this Agreement and the Registration Rights Agreement.

9.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

9.11 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

9.12 No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties and the D&O Indemnified Parties to the extent of their respective rights pursuant to Section 5.5) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

9.13 Construction.

(a) References to “cash,” “dollars” or “$” are to U.S. dollars.

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(b) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(c) The Parties have participated jointly in the negotiating and drafting of this Agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

(d) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(e) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively.

(f) Any reference to legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations, and statutory instruments issued or related to such legislations.

(g) The bold-faced headings and table of contents contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(h) The inclusion of any information in the Company Disclosure Schedule or Purchaser Disclosure Schedule shall not be deemed an admission or acknowledgment to any third party, in and of itself and solely by virtue of the inclusion of such information in the Company Disclosure Schedule or Purchaser Disclosure Schedule, as applicable, that such information is required to be listed in the Company Disclosure Schedule or Purchaser Disclosure Schedule, as applicable, that such items are material to the Company and its Subsidiaries, taken as a whole, or Purchaser and its Subsidiaries, taken as a whole, as the case may be, or that such items have resulted in a Company Material Adverse Effect or a Purchaser Material Adverse Effect. The Parties agree that each of the Company Disclosure Schedule and the Purchaser Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Agreement. The disclosures in any section or subsection of the Company Disclosure Schedule or the Purchaser Disclosure Schedule shall qualify other sections and subsections in this Agreement to the extent it is readily apparent on its face from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

(i) Each of “delivered” or “made available” means, with respect to any documentation, that (i) prior to 11:59 p.m. (Eastern Time) on the date that is two (2) Business Days prior to the date of this Agreement (A) a copy of such material has been posted to and made available by a Party to the other Party and its Representatives in the electronic data room maintained by such disclosing Party or (B) such material is disclosed in the Purchaser SEC Documents filed with the SEC prior to the date hereof and publicly made available on the SEC’s Electronic Data Gathering Analysis and Retrieval system or (ii) delivered by or on behalf of a Party or its Representatives via electronic mail or in hard copy form prior to the execution of this Agreement.

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(j) Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in New York, NY, are authorized or obligated by Law to be closed, the Party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular Business Day.

9.14 Expenses. Except as otherwise expressly provided in this Agreement, all expenses incurred in connection with this Agreement and the Contemplated Transactions will be paid by the Party incurring such expenses.

9.15 Transaction Litigation. Purchaser shall give Sellers’ Representative prompt written notice of any actual or threatened Legal Proceeding against Purchaser and/or its directors relating to this Agreement or the transactions contemplated hereby (the “Transaction Litigation”) (including by providing copies of all pleadings with respect thereto) and keep Sellers’ Representative reasonably informed with respect to the status thereof. Purchaser will (i) give Sellers’ Representative the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation, (ii) consult with Sellers’ Representative with respect to the defense, settlement and prosecution of any Transaction Litigation and (iii) consider in good faith Sellers’ Representative’s advice with respect to such Transaction Litigation. In no event shall Purchaser enter into or agree to any settlement with respect to such Transaction Litigation without Sellers’ Representative’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

9.16 Sellers’ Representative.

(a) Each of the Sellers and each of the Preferred Stockholders hereby irrevocably appoints the Sellers’ Representative as such Person’s representative with respect to all matters arising hereunder or in connection herewith. The Sellers’ Representative hereby accepts such appointment and agrees to serve in the capacity contemplated by this Section 9.16. The Sellers’ Representative may resign at any time, and the Sellers’ Representative may be removed by the vote of a majority of the Sellers and Preferred Stockholders (the “Majority Holders”). In the event that the Sellers’ Representative has resigned or been removed, a new Sellers’ Representative shall be appointed by a vote of the Majority Holders, such appointment to become effective upon the written acceptance thereof by the new Sellers’ Representative. Any successor Sellers’ Representative must agree to be bound by the terms and conditions of this Agreement applicable to the Sellers’ Representative and will thereupon become the Sellers’ Representative for purposes of this Agreement and all other applicable Transaction Documents.

(b) The Sellers’ Representative shall act as, and is hereby appointed by each of the Sellers and each of the Preferred Stockholders as, true and lawful attorney-in-fact, agent and representative of each Seller and each Preferred Stockholder and shall be authorized to act on behalf of the Sellers and Preferred Stockholders and to take any and all actions required or permitted to be taken by the Sellers’ Representative under this Agreement. In all matters relating to this Section 9.16, the Sellers’ Representative shall be the only party entitled to assert the rights of the Sellers and Preferred Stockholders hereunder. This power of attorney is granted and conferred in consideration of and for the purpose of completing the transactions contemplated hereby and fulfilling the other purposes hereof. The authority conferred upon the Sellers’ Representative shall be irrevocable and coupled with an interest, and shall not be terminated by any act of any Seller or Preferred Stockholder or by operation of law, whether by the death, incapacity, illness, dissolution or other inability to act of any of the Sellers or Preferred Stockholders or by the occurrence of any event or events (including the termination of any trust or estate or the dissolution of any partnership or other entity), and if after the execution hereof any Seller or Preferred Stockholder shall die or become incapacitated, or if any other event shall occur before the completion of the transactions contemplated hereby, the Sellers’ Representative is nevertheless authorized and directed to complete all such transactions as if such death, incapacity or other event or events had not occurred and regardless of notice thereof. Notwithstanding any provision of this Agreement to the contrary, any obligation of the Purchaser herein to consult with, notify, advise or otherwise communicate with the Sellers shall be deemed an obligation to consult with, notify, advise or otherwise communicate solely with the Sellers’ Representative, and the Purchaser shall be entitled to rely on any act or communication of the Sellers’ Representative as the act or communication of the Sellers.

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(c) Each Seller and each Preferred Stockholder irrevocably grants the Sellers’ Representative, by virtue of such Sellers’ or Preferred Stockholder’s execution of this Agreement, exclusive and full power and authority in the name and on behalf of such Seller or Preferred Stockholder:

(i) to execute and deliver, on behalf of such Seller or such Preferred Stockholder, and to accept delivery of, on behalf of such holder, such releases, instruments and other documents as the Sellers’ Representative determines, in its sole discretion, to be appropriate to consummate the Contemplated Transactions;

(ii) to acknowledge receipt of any consideration to be received by such Seller or such Preferred Stockholder pursuant to this Agreement as payment in full thereof and to designate the manner of payment of such consideration;

(iii) (A) dispute or refrain from disputing, on behalf of such Seller or Preferred Stockholder, any claim made by the Purchaser under this Agreement and comply with orders and decrees with respect to, any dispute or loss; (B) negotiate and compromise, on behalf of such Seller or Preferred Stockholder, any dispute that may arise under, and to exercise or refrain from exercising any remedies available under, this Agreement; and (C) agree to and execute, on behalf of such Seller or Preferred Stockholder, any settlement agreement, release or other document with respect to such dispute or remedy;

(iv) to give and receive notices and communications, or to give or agree to, on behalf of such holder, any and all consents, waivers, amendments or modifications, as the Sellers’ Representative determines, in its sole discretion, to be necessary or appropriate under this Agreement, and, in each case, to execute and deliver any documents that may be necessary or appropriate in connection therewith;

(v) to engage attorneys, accountants and agents, at the expense of the Sellers and Preferred Stockholders;

(vi) to amend this Agreement, or any of the instruments to be delivered to the Purchaser by such holder pursuant to this Agreement;

(vii) to have exclusive power and authority to institute legal action or otherwise act on behalf of such Seller or Preferred Stockholder with respect to any claims against the Purchaser and to control and direct any such claims;

(viii) to give such instructions and to take such action or refrain from taking such action, on behalf of such holder, as the Sellers’ Representative deems, in its sole discretion, necessary or appropriate to carry out the provisions of this Agreement;

(ix) to determine, in its sole discretion, the time or times when, purpose for, and manner in which any of the above powers conferred upon the Sellers’ Representative shall be exercised, and the conditions, provisions, covenants of any instrument or document that may be executed by the Sellers’ Representative; and

58

(x) to fund the actions and obligations of the Sellers’ Representative as authorized hereunder.

(d) Each of the Sellers and Preferred Stockholders hereby irrevocably and unconditionally agrees, by virtue of the execution of this Agreement, that:

(i) (A) in the case of a Seller, the applicable percentage set forth in the definition of “Pro Rata Portion” shall be such Seller’s Pro Rata Portion and (B) in the case of a Preferred Stockholder, the applicable percentage set forth opposite the name of such Preferred Stockholder under the column titled “Preferred Pro Rata Portion” on Schedule A;

(ii) in all matters in which action by any such Seller or Preferred Stockholder or the Sellers’ Representative is required or permitted under this Agreement, the Sellers’ Representative is exclusively authorized to act on behalf of such Seller or such Preferred Stockholder, notwithstanding any dispute or disagreement among any such Sellers or Preferred Stockholders, or between any such Seller or Preferred Stockholder and the Sellers’ Representative;

(iii) any decision, act, consent or instruction of the Sellers’ Representative shall constitute a decision of all of such Sellers and Preferred Stockholders and shall be final, binding and conclusive upon each such Seller or Preferred Stockholder;

(iv) the power and authority of the Sellers’ Representative, as described in this Agreement, shall continue in force until all rights and obligations of such holders under this Agreement shall have terminated, expired or been fully performed; and

(v) the Sellers’ Representative shall not have by reason of this Agreement a fiduciary relationship in respect of any such Seller or such Preferred Stockholder. All actions, decisions and instructions of the Sellers’ Representative shall be conclusive and binding upon such Seller or such Preferred Stockholder, and no Seller or Preferred Stockholder shall have any cause of action against the Sellers’ Representative, and the Sellers’ Representative shall not be liable to any Seller or Preferred Stockholder, for any action taken or not taken, decision made or instruction given by the Sellers’ Representative under this Agreement or any agreements ancillary to this Agreement. The Sellers’ Representative shall not be liable to any Seller or any Preferred Stockholder for any apportionment or distribution of payments made by it in good faith. Neither the Sellers’ Representative nor any representative employed by it shall incur any liability to any such holder by virtue of a failure or refusal of the Sellers’ Representative to consummate the transactions contemplated hereby or relating to the performance of its other duties hereunder.

(Remainder of page intentionally left blank)

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

PROTAGENIC THERAPEUTICS, inc.

By:
Name:
Title:

[Signature Page to Share Exchange Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

Alterola biotech inc.,

By:
Name:
Title:

EMC2 Capital llc

By:
Name:
Title:

Michael hill

equity trust company fbo bryan sweeley

By:
Name:
Title:

leonite fund 1, lp

By:
Name:
Title:

bigger capital fund lp

By:
Name:
Title:

[Signature Page to Share Exchange Agreement]

district 2 capital

By:
Name:
Title:

arena capital - asof

By:
Name:
Title:

arena capital - asofi

By:
Name:
Title:

arena capital - asofii

By:
Name:
Title:

walleye opportunities master fund ltd

By:
Name:
Title:

macrab llc

By:
Name:
Title:

dragon dynamic catalytic bridge sac fund

By:
Name:
Title:

proactive capital partners lp

By:
Name:
Title:

[Signature Page to Share Exchange Agreement]

britta evans

james hopkins

masthill fund lp

By:
Name:
Title:

jefferson street capital

By:
Name:
Title:

mammoth crest capital llc

By:
Name:
Title:

rfo holdings ltd

By:
Name:
Title:

ncorner management llc

By:
Name:
Title:

[Signature Page to Share Exchange Agreement]

Exhibit a

CERTAIN DEFINITIONS

For purposes of this Agreement (including this Exhibit A):

“Act” has the meaning set forth in Section 5.12.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise.

“Agreement” means the Share Exchange Agreement to which this Exhibit A is attached, as it may be amended from time to time.

“Anti-Bribery Laws” has the meaning set forth in Section 3.21.

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York, NY are authorized or obligated by Law to be closed.

“Certificates of Designation” means, collectively, the Series C Certificate of Designation and Series C-1 Certificate of Designation.

“Certifications” has the meaning set forth in Section 4.7(a).

“Change of Control Proposal” has the meaning set forth in Section 5.1(a)(ii).

“Closing” has the meaning set forth in Section 1.3.

“Closing Consideration” has the meaning set forth in Section 1.2.

“Closing Date” has the meaning set forth in Section 1.3.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Recitals.

“Company Associate” means any current or former employee, consultant, independent contractor, officer or director of the Company.

“Company Benefit Plan” has the meaning set forth in Section 3.16(a).

“Company Board” means the board of directors of the Company.

“Company Common Shares” means the common shares, no par value, of the Company.

“Company Contract” means any Contract: (a) to which the Company or any of its Subsidiaries is a Party; (b) by which the Company or any of its Subsidiaries or any Company IP or any other asset of the Company or its Subsidiaries is or may become bound or under which the Company or any of its Subsidiaries has, or may become subject to, any obligation; or (c) under which the Company or any of its Subsidiaries has or may acquire any right or interest.

A-1

“Company Data” means all data and information Processed by or for the Company or any of its Subsidiaries, including any Personal Information.

“Company Disclosure Schedule” has the meaning set forth in Section 2.

“Company ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) which is (or at any relevant time was) treated with the Company as a single employer within the meaning of Section 414 of the Code or Section 4001(b)(1) of ERISA that includes the Company.

“Company Financials” has the meaning set forth in Section 3.6(a).

“Company In-bound License” has the meaning set forth in Section 3.11(d).

“Company IP” means all Intellectual Property Rights that are owned or purported to be owned by, assigned to, or exclusively licensed by, the Company, including without limitation, all Company Registered IP.

“Company Material Adverse Effect” means any Effect that, considered individually or together with all other Effects that have occurred prior to the date of determination of the occurrence of a Company Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Company Material Adverse Effect: (a) general business or economic conditions affecting the industry in which the Company and its Subsidiaries operate, (b) acts of war, armed hostilities or terrorism, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Body in response thereto, (c) changes in financial, banking or securities markets, (d) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or any binding interpretations thereof), (e) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions; provided, that this clause (e) shall not apply to any representation or warranty (or condition to the consummation of the Share Purchase relating to such representation or warranty) to the extent the representation and warranty expressly addresses the consequences resulting from the execution and delivery of this Agreement or the consummation of the Contemplated Transactions, or (f) resulting from the taking of any action required to be taken by this Agreement; except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting the Company and its Subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which the Company and its Subsidiaries operates.

“Company Material Contract(s)” has the meaning set forth in Section 3.12(a).

“Company Out-bound License” has the meaning set forth in Section 3.11(d).

“Company Permits” has the meaning set forth in Section 3.13.

“Company Real Estate Leases” has the meaning set forth in Section 3.10.

A-2

“Company Registered IP” means all Registered IP owned or purported to be owned, in whole or in part, by the Company or any of its Subsidiaries.

“Company Systems” has the meaning set forth in Section 3.11(i).

“Company Unaudited Interim Balance Sheet” means the unaudited consolidated balance sheet of the Company as of June 30, 2024 provided to Purchaser prior to the date of this Agreement.

“Confidentiality Agreement” means that certain letter agreement, dated February 25, 2025, by and among Purchaser and the Company.

“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

“Contemplated Transactions” means the Share Purchase and the other transactions and actions contemplated by this Agreement to be consummated at or prior to the Closing (but not, for the avoidance of doubt, the actions proposed to be taken at the Purchaser Stockholders’ Meeting following the Closing pursuant to Section 4.2).

“Continuing Employees” has the meaning set forth in Section 5.4(a).

“Contract” means, with respect to any Person, any written or oral agreement, contract, subcontract, lease (whether for real or personal property), mortgage, license, sublicense or other legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law.

“D&O Indemnified Parties” has the meaning set forth in Section 5.5(a).

“Data Processing Policy” means each policy, statement, representation, or notice of the Company, Purchaser or their respective Subsidiaries relating to the Processing of Company Data or Purchaser Data (as applicable), privacy, data protection, or security.

“DGCL” means the General Corporation Law of the State of Delaware.

“Disqualifying Event” has the meaning set forth in Section 4.25.

“Effect” means any effect, change, event, circumstance, or development.

“Effective Time” has the meaning set forth in Section 1.3.

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, lease, license, option, easement, reservation, servitude, adverse title, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction or encumbrance of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

A-3

“Enforceability Exceptions” means the (a) Laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

“Entity” means any corporation (including any non-profit corporation), partnership (including any general partnership, limited partnership or limited liability partnership), joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity, and each of its successors.

“Environmental Law” means any federal, state, provincial, local or foreign Law relating to pollution or protection of human health (as it relates to exposure to Hazardous Materials) or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

“Equity Interests” means, with respect to any Person, any and all present and future shares, units, trust units, partnership or other interests, participations, or other equivalent rights in that Person’s equity or capital, however designated and whether voting or non-voting, and any and all warrants, options or other rights to purchase or other acquire any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934.

“GAAP” means generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.

“Governmental Authorization” means any: (a) permit, license, certificate, franchise, permission, variance, exception, approval, exemption, order, clearance, no objection letter, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or (b) right under any Contract with any Governmental Body.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, provincial, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, bureau, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any taxing authority); or (d) self-regulatory organization (including Nasdaq).

“Hazardous Materials” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Law, including without limitation, crude oil or any fraction thereof, and petroleum products or byproducts.

A-4

“Intellectual Property Rights” means any and all of the following arising pursuant to the Laws of any jurisdiction throughout the world, including without limitation: (a) copyrights, applicable to copyrightable works, original works of authorship fixed in any tangible medium of expression, including literary works (including all forms and types of computer software, including all source code, object code, firmware, development tools, files, records and data, and all documentation related to any of the foregoing), pictorial and graphic works, database and design rights, whether or not registered or published, including all data collections, “moral” rights, mask works and copyright registrations and applications in any of the foregoing and corresponding rights in works of authorship (collectively, “Copyrights”); (b) all trademarks, service marks, trade names, service names, brand names, trade dress rights, and rights, logos, corporate names, and other source or business identifiers, together with the goodwill associated with any of the foregoing, along with all applications, registrations, renewals and extensions thereof (collectively, “Trademarks”); (c) registration right to Internet domain names, URLs, and similar rights; (d) rights under applicable trade secret Laws arising with respect to know how, inventions (including conceptions and/or reductions to practice), invention disclosures, methods, processes, protocols, specifications, techniques, discoveries and improvements, formulae, confidential and proprietary information, technical information, designs, drawings, procedures, models, formulations, manuals and systems, including all biological, chemical, biochemical, toxicological, pharmacological and metabolic material and information and data relating thereto and formulation, clinical, analytical and stability information and data, in each case which are not available in the public domain and have actual or potential commercial value that is derived, in whole or in part, from such secrecy (collectively, “Know-How”); (e) all patents, industrial property rights, patent applications, provisional patent applications and similar instruments (including any and all substitutions, revisions, divisions, continuations, continuations-in-part, divisions, reissues, renewals, re-examinations and extensions and any foreign equivalents of the foregoing (including certificates of invention and any applications therefor)) (collectively, “Patents”); and (f) all rights to prosecute and perfect any of the foregoing through administrative prosecution, registration, recordation or other administrative proceeding, and all causes of action and rights to sue or seek other remedies arising from or relating to any of the foregoing.

“IRS” means the United States Internal Revenue Service.

“Knowledge” means, with respect to an individual, that such individual is actually aware of the relevant fact or such individual would reasonably be expected to know such fact in the ordinary course of the performance of such individual’s employment responsibilities. Any Person that is an Entity shall have Knowledge if any officer or director of such Person as of the date such knowledge is imputed has Knowledge of such fact or other matter.

“Law” means any federal, provincial, state, national, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of Nasdaq or the Financial Industry Regulatory Authority).

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

“Lender” has the meaning set forth in the Recitals.

“Liability” has the meaning set forth in Section 2.8.

“Loan Agreement” has the meaning set forth in the Recitals.

“Lock-Up Agreement” has the meaning set forth in the Recitals.

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“Nasdaq” means the Nasdaq Stock Market, including the Nasdaq Global Select Market or such other Nasdaq market on which shares of Purchaser Common Stock are then listed.

“Nasdaq Listing Application” has the meaning set forth in Section 5.7.

“Nasdaq Reverse Split” means a reverse stock split of all outstanding shares of Purchaser Common Stock at a reverse stock split ratio to be reasonably determined by Purchaser for the purpose of maintaining compliance with Nasdaq listing standards.

“Nasdaq Reverse Split Proposal” has the meaning set forth in Section 5.1(a)(iii).

“Ordinary Course of Business” means, with respect to any Person, such actions taken in the ordinary course of its operations and consistent with such Person’s past practices.

“Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of association or incorporation or notice of articles or organization or limited partnership or limited liability company, and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) all articles, bylaws, regulations and similar documents or agreements relating to the organization or governance of such Person, in each case, as amended or supplemented.

“Owned Company Registered IP” has the meaning set forth in Section 3.11(a).

“Owned Purchaser Registered IP” has the meaning set forth in Section 4.12(a).

“Party” or “Parties” means Purchaser and each Seller.

“Permitted Encumbrance” means: (a) any Encumbrance for current Taxes not yet due and payable or for Taxes that are being contested in good faith and, in each case, for which adequate reserves have been made on the Company Unaudited Interim Balance Sheet or the Purchaser Balance Sheet, as applicable, in accordance with GAAP; (b) minor liens that have arisen in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the assets or properties subject thereto or materially impair the operations of the Company or any of its Subsidiaries or Purchaser, as applicable; (c) liens to secure obligations to landlords, lessors or renters under leases or rental agreements; (d) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by Law; (e) non-exclusive licenses of Intellectual Property Rights granted by the Company or any of its Subsidiaries or Purchaser, as applicable, in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the Intellectual Property Rights subject thereto; (f) statutory liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies the payment for which is not delinquent; and (g) obligations of the Purchaser under Purchaser In-bound Licenses disclosed in Section 4.12(d) with respect to Purchaser.

“Person” means any individual, Entity or Governmental Body.

“Personal Information” means all information in any form or media that identifies, could be used to identify or is otherwise related to an individual person (including any current, prospective, or former customer, end user or employee), in addition to any definition for “personal information” or any similar term provided by applicable Law or by the Company or any of its Subsidiaries in any of its privacy policies, notices or contracts (e.g., “personal data,” “personally identifiable information” or “PII”).

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“Post-Closing Plans” has the meaning set forth in Section 5.4(a).

“Preferred Stock Conversion Proposal” has the meaning set forth in Section 1.2.

“Privacy and Data Processing Requirements” means any applicable (i) Law (including of any applicable foreign jurisdiction) relating to privacy, data protection, security, or Personal Information, including, the Federal Trade Commission Act, California Consumer Privacy Act (CCPA), HIPAA, EU General Data Protection Regulation (GDPR), any applicable Law relating to breach notification, and any laws relating to the use of biometric identifiers, (ii) Data Processing Policy, or (iii) requirement of any self-regulatory organization, industry standard (including, as applicable, the Payment Card Industry Data Security Standard), or Contract by which the Company, Purchaser or their respective Subsidiaries are bound relating to the Processing of Company Data or Purchaser Data (as applicable), privacy, data protection, or security, including, in each case of (i) through (iii), in connection with direct marketing or the initiation, transmission, monitoring, interception, recording, or receipt of communications.

“Pro Rata Allocation” means, with respect to Alterola, 86.207% and, with respect to EMC2, 13.793%.

“Proxy Statement” has the meaning set forth in Section 5.2(a).

“Public Statutory Plans” has the meaning set forth in Section 3.16(a).

“Purchaser” has the meaning set forth in the Preamble.

“Purchaser Associate” means any current or former employee, independent contractor, officer or director of Purchaser.

“Purchaser Balance Sheet” means the unaudited balance sheet of Purchaser as of March 31, 2025 (the “Purchaser Balance Sheet Date”) provided to the Company prior to the date of this Agreement.

“Purchaser Benefit Plan” has the meaning set forth in Section 4.17(a).

“Purchaser Board” means the board of directors of Purchaser.

“Purchaser Common Stock” means the Common Stock, $0.0001 par value per share, of Purchaser.

“Purchaser Common Stock Payment Shares” has the meaning set forth in Section 1.2.

“Purchaser Contract” means any Contract: (a) to which Purchaser is a party; (b) by which Purchaser or any Purchaser IP or any other asset of Purchaser is or may become bound or under which Purchaser has, or may become subject to, any obligation; or (c) under which Purchaser has or may acquire any right or interest.

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“Purchaser Covered Person” means, with respect to Purchaser as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

“Purchaser D&O” has the meaning set forth in Section 4.5(d).

“Purchaser Data” means all data and information Processed by or for Purchaser or any of its Subsidiaries, including any Personal Information.

“Purchaser Disclosure Schedule” has the meaning set forth in Section 3.

“Purchaser ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) which is (or at any relevant time was) treated with Purchaser or any of its Subsidiaries as a single employer within the meaning of Section 414 of the Code or Section 4001(b)(1) of ERISA that includes Purchaser.

“Purchaser In-bound License” has the meaning set forth in Section 4.12(d).

“Purchaser IP” means all Intellectual Property Rights that are owned or purported to be owned by, assigned to, or exclusively licensed by Purchaser or its Subsidiaries, including without limitation, all Purchaser Registered IP.

“Purchaser Material Adverse Effect” means any Effect that, considered individually or together with all other Effects that have occurred prior to the date of determination of the occurrence of a Purchaser Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of Purchaser; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Purchaser Material Adverse Effect: (a) general business or economic conditions affecting the industry in which Purchaser operates, (b) acts of war, armed hostilities or terrorism, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Body in response thereto, (c) changes in financial, banking or securities markets, (d) any change in the stock price or trading volume of Purchaser Common Stock (it being understood, however, that any Effect causing or contributing to any change in stock price or trading volume of Purchaser Common Stock may be taken into account in determining whether a Purchaser Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition); (e) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or any binding interpretations thereof); (f) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions; provided, that this clause (f) shall not apply to any representation or warranty (or condition to the consummation of the Share Purchase relating to such representation or warranty) to the extent the representation and warranty expressly addresses the consequences resulting from the execution and delivery of this Agreement or the consummation of the Contemplated Transactions; or (g) resulting from the taking of any action or the failure to take any action, by Purchaser that is required to be taken by this Agreement, except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting Purchaser relative to other similarly situated companies in the industries in which Purchaser operates.

“Purchaser Material Contract(s)” has the meaning set forth in Section 4.13(a).

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“Purchaser Options” means options or other rights to purchase shares of Purchaser Common Stock issued by Purchaser.

“Purchaser Out-bound License” has the meaning set forth in Section 3.12(d).

“Purchaser Outstanding Shares Certificate” has the meaning set forth in Section 0.

“Purchaser Permits” has the meaning set forth in Section 4.14.

“Purchaser Preferred Stock Conversion” has the meaning set forth in Section 4.5(d).

“Purchaser Preferred Stock Payment Shares” has the meaning set forth in Section 1.2.

“Purchaser Real Estate Leases” has the meaning set forth in Section 4.11.

“Purchaser Registered IP” means all Registered IP owned or purported to be owned, in whole or in part, by Purchaser.

“Purchaser SEC Documents” has the meaning set forth in Section 4.7(a).

“Purchaser Signatories” has the meaning set forth in the Recitals.

“Purchaser Stock Plan” means the 2016 Equity Compensation Plan of Purchaser, as may be amended from time to time.

“Purchaser Stockholder Matters” has the meaning set forth in Section 5.1(a)(iii).

“Purchaser Stockholder Support Agreement” has the meaning set forth in the Recitals.

“Purchaser Stockholders’ Meeting” has the meaning set forth in Section 5.1(a)(iii).

“Purchaser Systems” has the meaning set forth in Section 4.12(j).

“Reference Date” means May 1, 2025.

“Registered IP” means all Intellectual Property Rights that are registered or issued under the authority of, with or by any Governmental Body or Internet domain registrar, including all Patents, registered Copyrights, registered Trademarks, Internet domain names, and all applications for registration of any of the foregoing.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Representatives” means directors, officers, employees, agents, attorneys, accountants, investment bankers, advisors and representatives.

“Required Purchaser Stockholder Vote” has the meaning set forth in Section 4.4.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

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“Securities” has the meaning set forth in Section 4.12(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Sellers” has the meaning set forth in the Preamble.

“Seller Designees” has the meaning set forth in Section 4.8(a).

“Series C Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock in the form attached hereto as Exhibit E.

“Series C-1 Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations of Series C-1 Non-Voting Convertible Preferred Stock in the form attached hereto as Exhibit F.

“Series C Purchaser Convertible Preferred Stock” means Purchaser’s non-voting convertible preferred stock, par value $0.000001 per share, with the rights, preferences, powers and privileges specified in the Series C Certificate of Designation.

“Series C-1 Purchaser Convertible Preferred Stock” means Purchaser’s non-voting convertible preferred stock, par value $0.000001 per share, with the rights, preferences, powers and privileges specified in the Series C-1 Certificate of Designation.

“Series D Purchaser Convertible Preferred Stock” means Purchaser’s non-voting convertible preferred stock, par value $0.000001 per share, with the rights, preferences, powers and privileges specified in the Series D Certificate of Designation.

“Share Purchase” has the meaning set forth in the Recitals.

“Shares” has the meaning set forth in the Recitals.

“Stockholder Meeting Request Notice” has the meaning set forth in Section 5.1(a).

“Subsidiary” An entity shall be deemed to be a ‘subsidiary’ of a Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities or other interests in such entity that is sufficient to enable such Person to elect at least a majority of the members of such entity’s board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such Entity.

“Takeover Statute” means any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover Law.

“Tax” means any federal, state, provincial, local, foreign or other tax, including any income, capital gain, gross receipts, capital stock, common share, profits, transfer, estimated, registration, stamp, premium, customs duty, ad valorem, occupancy, occupation, alternative, add-on, windfall profits, value added, severance, property, business, production, sales, use, license, excise, franchise, employment, payroll, social security, disability, unemployment, workers’ compensation, national health insurance, withholding or other taxes, duties, fees, assessments or governmental charges, surtaxes or deficiencies thereof in the nature of a tax, however denominated (whether imposed directly or through withholding and whether or not disputed), and including any fine, penalty, addition to tax, or interest or additional amount imposed by a Governmental Body with respect thereto (or attributable to the nonpayment thereof).

“Tax Return” means any return (including any information return), report, statement, declaration, claim for refund, estimate, schedule, notice, notification, form, election, certificate or other document, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body (or provided to a payee) in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Law relating to any Tax.

“Transaction Litigation” has the meaning set forth in Section 8.15.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

“WARN Act” means the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar state or local plant closing mass layoff statute, rule or regulation.

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EXHIBIT B

FORM OF LOCK-UP AGREEMENT

B-1

EXHIBIT C

FORM OF PURCHASER STOCKHOLDER SUPPORT AGREEMENT

C-1

EXHIBIT D

FORM OF REGISTRATION RIGHTS AGREEMENT

D-2

EXHIBIT E

FORM OF SERIES C CERTIFICATE OF DESIGNATION

E-3

EXHIBIT F

FORM OF SERIES C-1 CERTIFICATE OF DESIGNATION

F-4

EXHIBIT G

FORM OF SERIES D CERTIFICATE OF DESIGNATION

G-5

EXHIBIT H

FORM OF REPURCHASE AGREEMENT

H-6

EXHIBIT I

FORM OF COMMON WARRANT

I-7

Exhibit 3.1

PROTAGENIC therapeutics, inc.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Protagenic Therapeutics, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on May 15, 2025, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.000001 per share, which is designated as “Series C Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: the Third Amend and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as Preferred Stock, consisting of 20,000,000 shares, $0.000001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of fifteen thousand (15,000) shares of “Series C Non-Voting Convertible Preferred Stock” pursuant to the terms of the Share Exchange Agreement, dated as of the date hereof, by and among the Corporation, Alterola Biotech Inc., a Nevada corporation and EMC2 Capital LLC, a Wyoming limited liability company (the “Exchange Agreement”), and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:

TERMS OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK

1.       Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York, NY, are authorized or obligated by Law to be closed.

“Buy-In” shall have the meaning set forth in Section 6.5.4.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Corporation.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series C Non-Voting Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934.

“Holder” means a holder of shares of Series C Non-Voting Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

2.       Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series C Non-Voting Convertible Preferred Stock (the “Series C Non-Voting Preferred Stock”) and the number of shares so designated shall be fifteen thousand (15,000). Each share of Series C Non-Voting Preferred Stock shall have a par value of $0.000001 per share.

3.       Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series C Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. In addition, Holders shall be entitled to receive, and the Corporation shall pay, payment-in-kind (“PIK”) dividends on each share of Series C Non-Voting Preferred Stock, accruing at a rate equal to five percent (5.0%) per annum payable in shares of Series C Non-Voting Preferred Stock on the date that is 180 days after the date of the original issuance of such Series C Non-Voting Preferred Stock or such earlier date that that Holder may convert any portion of the Series C Non-Voting Preferred Stock to Common Stock. Other than as set forth in the previous two sentences, no other dividends shall be paid on shares of Series C Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous two sentences.

4.       Voting Rights.

4.1       Except as otherwise provided herein or as otherwise required by the DGCL, the Series C Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series C Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series C Non-Voting Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series C Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Amended and Restated Bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series C Non-Voting Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series C Non-Voting Preferred Stock, (iii) prior to the Stockholder Approval (as defined below) or at any time while at least 30% of the originally issued Series C Non-Voting Preferred Stock remains issued and outstanding, consummate either: (A) any Fundamental Transaction (as defined below) or (B) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the stockholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction or (iv) enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series C Non-Voting Preferred Stock shall be entitled to the same voting rights as each other holder of Common Stock, except that such holders may not vote such shares upon the proposal for Stockholder Approval pursuant to the Exchange Agreement in accordance with Rule 5635 of the listing rules of The Nasdaq Stock Market LLC.

4.2       Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing at least a majority of the outstanding shares of Series C Non-Voting Preferred Stock.

5.       Rank; Liquidation.

5.1       The Series C Non-Voting Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

5.2       Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series C Non-Voting Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends accrued on but unpaid to such shares. If, upon any such Liquidation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series C Non-Voting Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to the Holders and the holders of Common Stock in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation or the Board of Directors expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

6.       Conversion.

6.1       Automatic Conversion on Stockholder Approval. Effective as of 5:00 p.m. Eastern time on the third Business Day after the date that the Corporation’s stockholders approve the conversion of the Series C Non-Voting Preferred Stock into shares of Common Stock in accordance with the listing rules of the Nasdaq Stock Market, as set forth in Section 4.1 of the Exchange Agreement (the “Stockholder Approval”), each share of Series C Non-Voting Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined below), subject to the Beneficial Ownership Limitation in accordance with Section 6.4 below (the “Automatic Conversion”). In determining the application of the Beneficial Ownership Limitations solely with respect to the Automatic Conversion, subject to Section 6.4, the Corporation shall calculate beneficial ownership for each Holder assuming beneficial ownership by such Holder of: (x) the number of shares of Common Stock issuable to such Holder in such Automatic Conversion, plus (y) any additional shares of Common Stock for which a Holder has provided the Corporation with prior written notice of beneficial ownership within 30 days prior to the date of Stockholder Approval (a “Beneficial Ownership Statement”) and assuming the conversion of all shares of Series C Non-Voting Preferred Stock less the aggregate number of shares of Series C Non-Voting Preferred Stock that will not convert into shares of Common Stock on account of the application of any applicable Beneficial Ownership Limitations. If a Holder fails to provide the Corporation with a Beneficial Ownership Statement within 30 days prior to the date of Stockholder Approval, then the Corporation, following prior written notice to the Holder, shall be entitled to presume the Holder’s beneficial ownership of Common Stock (excluding the Conversion Shares) to be zero. The shares of Series C Non-Voting Preferred Stock that are converted in the Automatic Conversion are referred to as the “Converted Stock”. The Conversion Shares shall be issued as follows:

6.1.1       Converted Stock that is registered in book entry form shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders and shall be delivered to the Holders within two Business Days of the effectiveness of the Automatic Conversion.

6.1.2       Converted Stock that is issued in certificated form shall be deemed converted into the corresponding Conversion Shares on the date of Automatic Conversion and the Holder’s rights as a holder of such shares of Converted Stock shall cease and terminate on such date, excepting only the right to receive the Conversion Shares upon the Holder tendering to the Corporation (or its designated agent) the stock certificate(s) (duly endorsed) representing such certificated Converted Stock.

6.1.3       Notwithstanding the cancellation of the Converted Stock upon the Automatic Conversion, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.

6.2       Conversion at Option of Holder. Subject to Section 6.1, Section 6.4 and Section 6.5.3, each share of Series C Non-Voting Preferred Stock then outstanding shall be convertible, at any time and from time to time following 5:00 p.m. Eastern time on the third Business Day after the date that the Stockholder Approval is obtained by the Corporation, at the option of the Holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio, subject to any applicable Beneficial Ownership Limitation (each, an “Optional Conversion”); it being understood and agreed that the Beneficial Ownership Limitation shall not apply to the matters set forth in Section 6.5.3 below. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation; provided, that the original certificate(s) (if any) representing such shares of Series C Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such shares of Series C Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

6.3       Conversion Ratio. The “Conversion Ratio” for each share of Series C Non-Voting Preferred Stock shall be one share of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series C Non-Voting Preferred Stock, subject to adjustment as provided herein.

6.4       Beneficial Ownership Limitation. The Corporation shall not effect any conversion of any share of Series C Non-Voting Preferred Stock, including pursuant to Section 6.1, and a Holder shall not have the right to convert any portion of the Series C Non-Voting Preferred Stock pursuant to Section 6.2, to the extent that, after giving effect to such attempted conversion set forth on an applicable Notice of Conversion (as defined in the Certificate of Designation) with respect to the Series C Preferred Stock, such Holder (or any of such Holder’s affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Holder for purposes of Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series C Non-Voting Preferred Stock subject to the Notice of Conversion or the Automatic Conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series C Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.4, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series C Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at 19.9% for each Holder and its Attribution Parties and may be adjusted at the discretion of the Holder to a percentage above 4.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to the Automatic Conversion or such Notice of Conversion (as applicable), to the extent permitted by this Section 6.4. The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, at any time following notice of a Fundamental Transaction or the earlier of (i) approval by Nasdaq of the Nasdaq Listing Application (as defined in the Exchange Agreement) and receipt of Stockholder Approval and (ii) if Stockholder Approval is not obtained by September 1, 2025, the date that is three Business Days after September 1, 2025, the Holder may waive and/or change the Beneficial Ownership Limitation effective immediately upon written notice to the Corporation and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Corporation.

6.5 Mechanics of Conversion.

6.5.1       Delivery of Certificate or Electronic Issuance. Upon Conversion not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series C Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series C Non-Voting Preferred Stock, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series C Non-Voting Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series C Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation, and for all purposes the conversion shall not be deemed to have occurred.

6.5.2       Obligation Absolute. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series C Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, in the event a Holder shall elect to convert any or all of its Series C Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series C Non-Voting Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series C Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, issue Conversion Shares upon a properly noticed conversion.

6.5.3       Cash Settlement. If, at any time after the earliest of (a) Stockholder Approval, (b) the occurrence of the event described in clause (ii) of Section 1.4(a) of the Exchange Agreement, or (c) September 1, 2025, the Corporation fails to deliver to a Holder such certificate or certificates representing shares of Common Stock, or electronically deliver (or cause its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.5.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Corporation) then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.5.1, the Corporation shall, at the request of the Holder, pay an amount equal to the Fair Value (as defined below) of such undelivered shares, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Corporation’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however that such request shall be presumed to have been duly and properly made by such Holder if Stockholder Approval shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Corporation. For purposes of this Section 6.5.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Common Stock is listed as of the Trading Day immediately prior to, in the case of the Automatic Conversion, the date of the Stockholder Approval, and in the case of an Optional Conversion (or in any other case in accordance with this Section 6.5.3), the Conversion Date. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.5.3 shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Corporation) including due to the lack of obtaining Stockholder Approval, or due to applicable Trading Market rules.

6.5.4       Buy-In on Failure to Timely Deliver Certificates. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.5.1 (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Corporation or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series C Non-Voting Preferred Stock equal to the number of shares of Series C Non-Voting Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series C Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series C Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.5.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series C Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1.

6.5.5       Reservation of Shares Issuable Upon Conversion. The Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C Non-Voting Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series C Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series C Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6.5.6       Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series C Non-Voting Preferred Stock, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional shares of Common Stock that a Holder of Series C Non-Voting Preferred Stock would otherwise be entitled to receive shall be aggregated with all fractional shares of Common Stock issuable to such Holder and any remaining fractional shares shall be rounded up to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Non-Voting Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

6.5.7       Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series C Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series C Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

6.6       Status as Stockholder. Upon each Conversion Date, (i) the shares of Series C Non-Voting Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series C Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series C Non-Voting Preferred Stock. In no event shall the Series C Non-Voting Preferred Stock convert into shares of Common Stock prior to the Stockholder Approval.

7.       Certain Adjustments.

7.1       Stock Dividends and Stock Splits. If the Corporation, at any time while this Series C Non-Voting Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series C Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

7.2       Fundamental Transaction. If, at any time while this Series C Non-Voting Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person, (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 20% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series C Non-Voting Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series C Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations at the effective time of such Fundamental Transaction, with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and insuring that this Series C Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.

7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/10,000th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

8.       Redemption. The shares of Series C Non-Voting Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.

9.       Transfer. A Holder may transfer any shares of Series C Non-Voting Preferred Stock together with the accompanying rights set forth herein, held by such holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (a) do and perform, or cause to be done and performed, all such further acts and things, and (b) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series C Non-Voting Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any shares of Series C Non-Voting Preferred Stock shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.

10.       Series C Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Section 11), a register for the Series C Non-Voting Preferred Stock, in which the Corporation shall record (a) the name, address, and electronic mail address of each holder in whose name the shares of Series C Non-Voting Preferred Stock have been issued and (b) the name, address, and electronic mail address of each transferee of any shares of Series C Non-Voting Preferred Stock. The Corporation may deem and treat the registered Holder of shares of Series C Non-Voting Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series C Non-Voting Preferred Stock or his, her or its legal representatives.

11.       Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of shares of Series C Non-Voting Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the Delaware General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

12.       Book-Entry; Certificates. The Series C Non-Voting Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series C Non-Voting Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such Holder representing such Holder’s shares of Series C Non-Voting Preferred Stock. To the extent that any shares of Series C Non-Voting Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

13.       Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders, other than as expressly set forth herein. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series C Non-Voting Preferred Stock granted hereunder may be waived as to all shares of Series C Non-Voting Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series C Non-Voting Preferred Stock then outstanding, provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder, provided further, that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).

14.       Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

15.       Status of Converted Series C Non-Voting Preferred Stock. If any shares of Series C Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall, to the fullest extent permitted by applicable law, be retired and cancelled upon such acquisition, and shall not be reissued as a share of Series C Non-Voting Preferred Stock. Any share of Series C Non-Voting Preferred Stock so acquired shall, upon its retirement and cancellation, and upon the taking of any action required by applicable law, resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C Non-Voting Preferred Stock.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Protagenic Therapeutics, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock to be duly executed by its Chief Executive Officer on May 15, 2025.

PROTAGENIC THERAPEUTICS, INC.

By:	/s/ Alexander K. Arrow
Name:	Alexander K. Arrow
Title:	Chief Financial Officer

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series C Non-Voting Preferred Stock indicated below, represented in book-entry form, into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Protagenic Therapeutics, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Secretary of State of the State of Delaware on May 15, 2025.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series C Non-Voting Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series C Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise, is _____. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

CONVERSION CALCULATIONS:

Date to Effect Conversion:
Number of shares of Series C Non-Voting Preferred Stock owned prior to Conversion:
Number of shares of Series C Non-Voting Preferred Stock to be Converted:
Number of shares of Common Stock to be Issued:
Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:

Broker No.: ________________

Account No.: _______________

[HOLDER]

By:
Name:
Title:

Exhibit 3.2

PROTAGENIC therapeutics, inc.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES C-1 NON-VOTING CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Protagenic Therapeutics, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on May 15, 2025, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.000001 per share, which is designated as “Series C-1 Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: the Third Amend and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as Preferred Stock, consisting of 20,000,000 shares, $0.000001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of one million (1,000,000) shares of “Series C-1 Non-Voting Convertible Preferred Stock” pursuant to the terms of the Share Exchange Agreement, dated as of the date hereof, by and among the Corporation, Alterola Biotech Inc., a Nevada corporation and EMC2 Capital LLC, a Wyoming limited liability company (the “Exchange Agreement”), and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:

TERMS OF SERIES C-1 NON-VOTING CONVERTIBLE PREFERRED STOCK

1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York, NY, are authorized or obligated by Law to be closed.

“Buy-In” shall have the meaning set forth in Section 6.5.4.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Corporation.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series C-1 Non-Voting Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934.

“Holder” means a holder of shares of Series C-1 Non-Voting Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

2. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series C-1 Non-Voting Convertible Preferred Stock (the “Series C-1 Non-Voting Preferred Stock”) and the number of shares so designated shall be one million (1,000,000). Each share of Series C-1 Non-Voting Preferred Stock shall have a par value of $0.000001 per share.

3. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series C-1 Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. In addition, Holders shall be entitled to receive, and the Corporation shall pay, payment-in-kind (“PIK”) dividends on each share of Series C-1 Non-Voting Preferred Stock, accruing at a rate equal to five percent (5.0%) per annum payable in shares of Series C-1 Non-Voting Preferred Stock on the date that is 180 days after the date of the original issuance of such Series C-1 Non-Voting Preferred Stock or such earlier date that that Holder may convert any portion of the Series C-1 Non-Voting Preferred Stock to Common Stock. Other than as set forth in the previous two sentences, no other dividends shall be paid on shares of Series C-1 Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous two sentences.

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4. Voting Rights.

4.1 Except as otherwise provided herein or as otherwise required by the DGCL, the Series C-1 Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series C-1 Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series C-1 Non-Voting Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series C-1 Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Amended and Restated Bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C-1 Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series C-1 Non-Voting Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series C-1 Non-Voting Preferred Stock, (iii) prior to the Stockholder Approval (as defined below) or at any time while at least 30% of the originally issued Series C-1 Non-Voting Preferred Stock remains issued and outstanding, consummate either: (A) any Fundamental Transaction (as defined below) or (B) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the stockholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction or (iv) enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series C-1 Non-Voting Preferred Stock shall be entitled to the same voting rights as each other holder of Common Stock, except that such holders may not vote such shares upon the proposal for Stockholder Approval pursuant to the Exchange Agreement in accordance with Rule 5635 of the listing rules of The Nasdaq Stock Market LLC.

4.2 Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing at least a majority of the outstanding shares of Series C-1 Non-Voting Preferred Stock.

5. Rank; Liquidation.

5.1 The Series C-1 Non-Voting Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

5.2 Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series C-1 Non-Voting Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends accrued on but unpaid to such shares. If, upon any such Liquidation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series C-1 Non-Voting Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to the Holders, the holders of the Company’s Series C Non-Voting Preferred Stock and the holders of Common Stock in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation or the Board of Directors expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

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6. Conversion.

6.1 Automatic Conversion on Stockholder Approval. Effective as of 5:00 p.m. Eastern time on the third Business Day after the date that the Corporation’s stockholders approve the conversion of the Series C-1 Non-Voting Preferred Stock into shares of Common Stock in accordance with the listing rules of the Nasdaq Stock Market, as set forth in Section 4.1 of the Exchange Agreement (the “Stockholder Approval”), each share of Series C-1 Non-Voting Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined below), subject to the Beneficial Ownership Limitation in accordance with Section 6.4 below (the “Automatic Conversion”). In determining the application of the Beneficial Ownership Limitations solely with respect to the Automatic Conversion, subject to Section 6.4, the Corporation shall calculate beneficial ownership for each Holder assuming beneficial ownership by such Holder of: (x) the number of shares of Common Stock issuable to such Holder in such Automatic Conversion, plus (y) any additional shares of Common Stock for which a Holder has provided the Corporation with prior written notice of beneficial ownership within 30 days prior to the date of Stockholder Approval (a “Beneficial Ownership Statement”) and assuming the conversion of all shares of Series C-1 Non-Voting Preferred Stock less the aggregate number of shares of Series C-1 Non-Voting Preferred Stock that will not convert into shares of Common Stock on account of the application of any applicable Beneficial Ownership Limitations. If a Holder fails to provide the Corporation with a Beneficial Ownership Statement within 30 days prior to the date of Stockholder Approval, then the Corporation, following prior written notice to the Holder, shall be entitled to presume the Holder’s beneficial ownership of Common Stock (excluding the Conversion Shares) to be zero. The shares of Series C-1 Non-Voting Preferred Stock that are converted in the Automatic Conversion are referred to as the “Converted Stock”. The Conversion Shares shall be issued as follows:

6.1.1 Converted Stock that is registered in book entry form shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders and shall be delivered to the Holders within two Business Days of the effectiveness of the Automatic Conversion.

6.1.2 Converted Stock that is issued in certificated form shall be deemed converted into the corresponding Conversion Shares on the date of Automatic Conversion and the Holder’s rights as a holder of such shares of Converted Stock shall cease and terminate on such date, excepting only the right to receive the Conversion Shares upon the Holder tendering to the Corporation (or its designated agent) the stock certificate(s) (duly endorsed) representing such certificated Converted Stock.

6.1.3 Notwithstanding the cancellation of the Converted Stock upon the Automatic Conversion, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.

6.2 Conversion at Option of Holder. Subject to Section 6.1, Section 6.4 and Section 6.5.3, each share of Series C-1 Non-Voting Preferred Stock then outstanding shall be convertible, at any time and from time to time following 5:00 p.m. Eastern time on the third Business Day after the date that the Stockholder Approval is obtained by the Corporation, at the option of the Holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio, subject to any applicable Beneficial Ownership Limitation (each, an “Optional Conversion”); it being understood and agreed that the Beneficial Ownership Limitation shall not apply to the matters set forth in Section 6.5.3 below. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation; provided, that the original certificate(s) (if any) representing such shares of Series C-1 Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such shares of Series C-1 Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

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6.3 Conversion Ratio. The “Conversion Ratio” for each share of Series C-1 Non-Voting Preferred Stock shall be one share of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series C-1 Non-Voting Preferred Stock, subject to adjustment as provided herein.

6.4 Beneficial Ownership Limitation. The Corporation shall not effect any conversion of any share of Series C-1 Non-Voting Preferred Stock, including pursuant to Section 6.1, and a Holder shall not have the right to convert any portion of the Series C-1 Non-Voting Preferred Stock pursuant to Section 6.2, to the extent that, after giving effect to such attempted conversion set forth on an applicable Notice of Conversion (as defined in the Certificate of Designation) with respect to the Series C-1 Preferred Stock, such Holder (or any of such Holder’s affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Holder for purposes of Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series C-1 Non-Voting Preferred Stock subject to the Notice of Conversion or the Automatic Conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series C-1 Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.4, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series C-1 Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at 19.9% for each Holder and its Attribution Parties and may be adjusted at the discretion of the Holder to a percentage above 4.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to the Automatic Conversion or such Notice of Conversion (as applicable), to the extent permitted by this Section 6.4. The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, at any time following notice of a Fundamental Transaction or the earlier of (i) approval by Nasdaq of the Nasdaq Listing Application (as defined in the Exchange Agreement) and receipt of Stockholder Approval and (ii) if Stockholder Approval is not obtained by September 1, 2025, the date that is three Business Days after September 1, 2025, the Holder may waive and/or change the Beneficial Ownership Limitation effective immediately upon written notice to the Corporation and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Corporation.

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6.5 Mechanics of Conversion.

6.5.1 Delivery of Certificate or Electronic Issuance. Upon Conversion not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series C-1 Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series C-1 Non-Voting Preferred Stock, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series C-1 Non-Voting Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series C-1 Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation, and for all purposes the conversion shall not be deemed to have occurred.

6.5.2 Obligation Absolute. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1 , the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series C-1 Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, in the event a Holder shall elect to convert any or all of its Series C-1 Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series C-1 Non-Voting Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series C-1 Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, issue Conversion Shares upon a properly noticed conversion.

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6.5.3 Cash Settlement. If, at any time after the earliest of (a) Stockholder Approval, (b) the occurrence of the event described in clause (ii) of Section 1.4(a) of the Exchange Agreement, or (c) September 1, 2025, the Corporation fails to deliver to a Holder such certificate or certificates representing shares of Common Stock, or electronically deliver (or cause its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.5.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Corporation) then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.5.1, the Corporation shall, at the request of the Holder, pay an amount equal to the Fair Value (as defined below) of such undelivered shares, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Corporation’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however that such request shall be presumed to have been duly and properly made by such Holder if Stockholder Approval shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Corporation. For purposes of this Section 6.5.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Common Stock is listed as of the Trading Day immediately prior to, in the case of the Automatic Conversion, the date of the Stockholder Approval, and in the case of an Optional Conversion (or in any other case in accordance with this Section 6.5.3), the Conversion Date. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.5.3 shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Corporation) including due to the lack of obtaining Stockholder Approval, or due to applicable Trading Market rules.

6.5.4 Buy-In on Failure to Timely Deliver Certificates. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.5.1 (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Corporation or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series C-1 Non-Voting Preferred Stock equal to the number of shares of Series C-1 Non-Voting Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series C-1 Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series C-1 Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.5.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series C-1 Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1.

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6.5.5 Reservation of Shares Issuable Upon Conversion. The Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C-1 Non-Voting Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series C-1 Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series C-1 Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6.5.6 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series C-1 Non-Voting Preferred Stock, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional shares of Common Stock that a Holder of Series C-1 Non-Voting Preferred Stock would otherwise be entitled to receive shall be aggregated with all fractional shares of Common Stock issuable to such Holder and any remaining fractional shares shall be rounded up to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series C-1 Non-Voting Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

6.5.7 Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series C-1 Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series C-1 Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

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6.6 Status as Stockholder. Upon each Conversion Date, (i) the shares of Series C-1 Non-Voting Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series C-1 Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series C-1 Non-Voting Preferred Stock. In no event shall the Series C-1 Non-Voting Preferred Stock convert into shares of Common Stock prior to the Stockholder Approval.

7. Certain Adjustments.

7.1 Stock Dividends and Stock Splits. If the Corporation, at any time while this Series C-1 Non-Voting Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series C-1 Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

7.2 Fundamental Transaction. If, at any time while this Series C-1 Non-Voting Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person, (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 20% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series C-1 Non-Voting Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series C-1 Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations at the effective time of such Fundamental Transaction, with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and insuring that this Series C-1 Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.

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7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/10,000th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

8. Redemption. The shares of Series C-1 Non-Voting Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.

9. Transfer. A Holder may transfer any shares of Series C-1 Non-Voting Preferred Stock together with the accompanying rights set forth herein, held by such holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (a) do and perform, or cause to be done and performed, all such further acts and things, and (b) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series C-1 Non-Voting Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any shares of Series C-1 Non-Voting Preferred Stock shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.

10. Series C-1 Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Section 11), a register for the Series C-1 Non-Voting Preferred Stock, in which the Corporation shall record (a) the name, address, and electronic mail address of each holder in whose name the shares of Series C-1 Non-Voting Preferred Stock have been issued and (b) the name, address, and electronic mail address of each transferee of any shares of Series C-1 Non-Voting Preferred Stock. The Corporation may deem and treat the registered Holder of shares of Series C-1 Non-Voting Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series C-1 Non-Voting Preferred Stock or his, her or its legal representatives.

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11. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of shares of Series C-1 Non-Voting Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the Delaware General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

12. Book-Entry; Certificates. The Series C-1 Non-Voting Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series C-1 Non-Voting Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such Holder representing such Holder’s shares of Series C-1 Non-Voting Preferred Stock. To the extent that any shares of Series C-1 Non-Voting Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

13. Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders, other than as expressly set forth herein. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series C-1 Non-Voting Preferred Stock granted hereunder may be waived as to all shares of Series C-1 Non-Voting Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series C-1 Non-Voting Preferred Stock then outstanding, provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder, provided further, that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).

14. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

15. Status of Converted Series C-1 Non-Voting Preferred Stock. If any shares of Series C-1 Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall, to the fullest extent permitted by applicable law, be retired and cancelled upon such acquisition, and shall not be reissued as a share of Series C-1 Non-Voting Preferred Stock. Any share of Series C-1 Non-Voting Preferred Stock so acquired shall, upon its retirement and cancellation, and upon the taking of any action required by applicable law, resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C-1 Non-Voting Preferred Stock.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Protagenic Therapeutics, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series C-1 Non-Voting Convertible Preferred Stock to be duly executed by its Chief Executive Officer on May 15, 2025.

PROTAGENIC THERAPEUTICS, INC.

By:	/s/ Alexander K. Arrow
Name:	Alexander K. Arrow
Title:	Chief Financial Officer

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES C-1 NON-VOTING CONVERTIBLE PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series C-1 Non-Voting Preferred Stock indicated below, represented in book-entry form, into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Protagenic Therapeutics, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series C-1 Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Secretary of State of the State of Delaware on May 15, 2025.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series C-1 Non-Voting Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series C-1 Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise, is _____. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

CONVERSION CALCULATIONS:

Date to Effect Conversion:

Number of shares of Series C-1 Non-Voting Preferred Stock owned prior to Conversion:

Number of shares of Series C-1 Non-Voting Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:

Broker No.: ________________

Account No.: _______________

[HOLDER]

By:
Name:
Title:

Exhibit 3.3

CERTIFICATE OF DESIGNATIONS

OF RIGHTS AND PREFERENCES OF

SERIES D CONVERTIBLE PREFERRED STOCK

OF

PROTAGENIC THERAPEUTICS, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Protagenic Therapeutics, Inc., a Delaware corporation (the “Company”), a corporation organized and existing Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), and further do hereby certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Company (the “Board”) by the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Section 151 of the DGCL, the Board on May 15, 2025 adopted the following resolution determining it desirable and in the best interests of the Company and its shareholders for the Company to create a series of twenty thousand (20,000) shares of preferred stock designated as “Series D Convertible Preferred Stock”, none of which shares have been issued, to be issued pursuant to the Share Exchange Agreement (as defined in below), in accordance with the terms of the Share Exchange Agreement:

RESOLVED, that pursuant to the authority vested in the Board, in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $0.000001 per share, of the Company be and hereby is created pursuant to this certificate of designations (this “Certificate of Designations”), and that the designation and number of shares established pursuant hereto and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

TERMS OF SERIES D CONVERTIBLE PREFERRED STOCK

1. Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Company designated as “Series D Convertible Preferred Stock” (the “Series D Convertible Preferred Stock”). The authorized number of shares of Series D Convertible Preferred Stock (the “Preferred Shares”) shall be twenty thousand (20,000) shares. Each Preferred Share shall have a par value of $0.000001 per share. Capitalized terms not defined herein shall have the meaning as set forth in Section 32 below.

2. Ranking. Except to the extent that the holders of at least a majority of the outstanding Preferred Shares (the “Required Holders”) expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below) in accordance with Section 16, all shares of capital stock of the Company shall be junior in rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (such junior stock is referred to herein collectively as “Junior Stock”). For the avoidance of doubt, the Preferred Shares will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (A) junior to the Senior Preferred Stock, (B) on parity with the Parity Stock and (C) senior to the Junior Stock. The rights of all such shares of capital stock of the Company shall be subject to the rights, powers, preferences and privileges of the Preferred Shares. Without limiting any other provision of this Certificate of Designations, without the prior express consent of the Required Holders, voting separately as a single class, the Company shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Senior Preferred Stock”) (ii) of pari passu rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company) (collectively, the “Parity Stock”) or (iii) any Junior Stock having a maturity date or any other date requiring redemption or repayment of such shares of Junior Stock that is prior to the first anniversary of the Initial Issuance Date. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative rights, powers, designations, privileges and preferences provided for herein and no such merger or consolidation shall result inconsistent therewith.

3. Dividends. In addition to Section 7, Section 8 and/or Section 15 below, as applicable, subject to the senior rights of the Senior Preferred Stock, and pari passu with the holders of shares of Parity Stock, from and after the first date of issuance of any Preferred Shares (the “Initial Issuance Date”), each holder of a Preferred Share (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends (“Dividends”) when and as declared by the Board, from time to time, in its sole discretion, which Dividends shall be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms hereof, in cash, in securities of the Company or any other entity, or using assets as determined by the Board on the Stated Value of such Preferred Share.

4. Conversion. At any time after the Stockholder Approval Date (as defined below), each Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (the “Conversion Shares”), on the terms and conditions set forth in this Section 4.

(a) Holder’s Conversion Right. Subject to the provisions of Section 4(d), at any time or times on or after the Stockholder Approval Date, each Holder shall be entitled to convert any portion of the outstanding Preferred Shares held by such Holder into validly issued, fully paid and non-assessable Conversion Shares in accordance with Section 4(c) at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Company’s transfer agent (the “Transfer Agent”)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Preferred Shares.

(b) Conversion Rate. Except as otherwise provided herein, the number of Conversion Shares issuable upon conversion of any Preferred Share pursuant to this Section 4 shall be determined by dividing (x) the Conversion Amount of such Preferred Share by (y) the Conversion Price (the “Conversion Rate”).

For purposes of this Certificate of Designations, the term “Conversion Amount” means, with respect to each Preferred Share, as of the applicable date of determination, the sum of (1) the Stated Value thereof plus (2) any Additional Amount thereon as of such date of determination plus (3) any other amounts owed to such Holder pursuant to this Certificate of Designations or any other Transaction Document.

For purposes of this Certificate of Designations, the term “Conversion Price” means, with respect to each Preferred Share, as of any Conversion Date or other date of determination, $10.00, subject to adjustment as provided herein.

(c) Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:

(i) Optional Conversion. To convert one or more Preferred Shares into Conversion Shares on any date (a “Conversion Date”), a Holder shall deliver (whether via electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the Preferred Share(s) subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company. If required by Section 4(c)(ii), within one (1) Trading Day following a conversion of any such Preferred Shares as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Company the original certificates, if any, representing the Preferred Shares (the “Preferred Share Certificates”) so converted as aforesaid (or an indemnification undertaking with respect to the Preferred Shares in the case of its loss, theft or destruction as contemplated by Section 18(b)). On the date of receipt of a Conversion Notice, the Company shall transmit by electronic mail an acknowledgment of confirmation and representation as to whether such shares of Common Stock may then be resold pursuant to Rule 144 or an effective and available registration statement, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms set forth herein. On or before the first (1st) Trading Day following each date on which the Company has received a Conversion Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such Conversion Shares issuable pursuant to such Conversion Notice) (the “Share Delivery Deadline”), the Company shall (1) provided that the Transfer Agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (“FAST”) and such shares of Common Stock (i) (A) may then be sold by the applicable Holder pursuant to an available and effective registration statement and (B) such Holder provides such documentation or other information evidencing the sale of the shares of Common Stock as the Company, the Transfer Agent or legal counsel to the Company shall reasonably request (which, for the avoidance of doubt, shall not include the requirement of a medallion guarantee or a legal opinion) or (ii) may be sold by such Holder pursuant to Rule 144 of the 1933 Act, as applicable (the “Resale Eligibility Conditions”), credit such aggregate number of Conversion Shares to which such Holder shall be entitled pursuant to such conversion to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in FAST or the Resale Eligibility Conditions are not satisfied, upon the request of such Holder, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of Conversion Shares to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(ii) is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than one (1) Trading Day after receipt of the Preferred Share Certificate(s) and at its own expense, issue and mail to such Holder (or its designee) by overnight courier service a new Preferred Share Certificate or a new Book-Entry (in either case, in accordance with Section 18(d)) representing the number of Preferred Shares not converted. The Person or Persons entitled to receive the Conversion Shares issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such Conversion Shares on the Conversion Date; provided, that the Holder shall be deemed to have waived any voting rights of any such Conversion Shares that may arise with respect to any record date during the period commencing on such Conversion Date, through, and including, such applicable Share Delivery Deadline (each, an “Conversion Period”), as necessary, such that the aggregate voting rights of any Common Stock (including such Conversion Shares) beneficially owned by the Holder and/or any Attribution Parties, collectively, on any such record date shall not exceed the Maximum Percentage (as defined below) as a result of any such conversion of such Preferred Shares. Notwithstanding the foregoing, if a Holder delivers a Conversion Notice to the Company prior to the date of issuance of Preferred Shares to such Holder, whereby such Holder elects to convert such Preferred Shares pursuant to such Conversion Notice, the Share Delivery Deadline with respect to any such Conversion Notice shall be the later of (x) the date of issuance of such Preferred Shares and (y) the first (1st) Trading Day after the date of such Conversion Notice.

(ii) Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Deadline, either (I) if the Transfer Agent is not participating in FAST or the Resale Eligibility Conditions are not satisfied, to issue and deliver to such Holder (or its designee) a certificate for the number of Conversion Shares to which such Holder is entitled and register such Conversion Shares on the Company’s share register or, if the Transfer Agent is participating in FAST and the Resale Eligibility Conditions are satisfied, to credit such Holder’s or its designee’s balance account with DTC for such number of Conversion Shares to which such Holder is entitled upon such Holder’s conversion of any Conversion Amount (as the case may be) (a “Conversion Failure”), and if on or after such Share Delivery Deadline such Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of Conversion Shares issuable upon such conversion that such Holder is entitled to receive from the Company and has not received from the Company in connection with such Conversion Failure, as applicable (a “Buy-In”), then, in addition to all other remedies available to such Holder, the Company shall, within one (1) Business Day after receipt of such Holder’s request and in such Holder’s discretion, pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of Common Stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such Conversion Shares) or credit to the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Conversion Shares to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) (and to issue such Conversion Shares) shall terminate, or (II) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such Conversion Shares or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Conversion Shares to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock multiplied by (y) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (II) (each, a “Buy-In Payment Amount”). Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Conversion Shares (or to electronically deliver such Conversion Shares) upon the conversion of the Preferred Shares as required pursuant to the terms hereof.

(iii) Registration; Book-Entry. At the time of issuance of any Preferred Shares hereunder, the applicable Holder may, by written request (including by electronic-mail) to the Company, elect to receive such Preferred Shares in the form of one or more Preferred Share Certificates or in Book-Entry form. The Company (or the Transfer Agent, as custodian for the Preferred Shares) shall maintain a register (the “Register”) for the recordation of the names and addresses of the Holders of each Preferred Share and the Stated Value of the Preferred Shares and whether the Preferred Shares are held by such Holder in Preferred Share Certificates or in Book-Entry form (the “Registered Preferred Shares”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and each Holder of the Preferred Shares shall treat each Person whose name is recorded in the Register as the owner of a Preferred Share for all purposes (including, without limitation, the right to receive payments and Dividends hereunder) notwithstanding notice to the contrary. A Registered Preferred Share may be assigned, transferred or sold only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell one or more Registered Preferred Shares by such Holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Preferred Shares in the same aggregate Stated Value as the Stated Value of the surrendered Registered Preferred Shares to the designated assignee or transferee pursuant to Section 18, provided that if the Company does not so record an assignment, transfer or sale (as the case may be) of such Registered Preferred Shares within two (2) Business Days of such a request, then the Register shall be automatically deemed updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section 4, following conversion of any Preferred Shares in accordance with the terms hereof, the applicable Holder shall not be required to physically surrender such Preferred Shares held in the form of a Preferred Share Certificate to the Company unless (A) the full or remaining number of Preferred Shares represented by the applicable Preferred Share Certificate are being converted (in which event such certificate(s) shall be delivered to the Company as contemplated by this Section 4(c)(ii)) or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of the applicable Preferred Share Certificate. Each Holder and the Company shall maintain records showing the Stated Value and Dividends converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of a Preferred Share Certificate upon conversion. If the Company does not update the Register to record such Stated Value and Dividends converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) within two (2) Business Days of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence. In the event of any dispute or discrepancy, the records of the Company establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Prior to the Stockholder Approval Date, each Preferred Share Certificate shall bear the following legend:

ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(ii) THEREOF. THE NUMBER OF SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(ii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

(iv) Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares submitted for conversion, the Company shall convert from each Holder electing to have Preferred Shares converted on such date a pro rata amount of such Holder’s Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of Conversion Shares issuable to a Holder in connection with a conversion of Preferred Shares, the Company shall issue to such Holder the number of Conversion Shares not in dispute and resolve such dispute in accordance with Section 23. If a Conversion Notice delivered to the Company would result in a breach of Section 4(d) below, and the applicable Holder does not elect in writing to withdraw, in whole, such Conversion Notice, the Company shall hold such Conversion Notice in abeyance until such time as such Conversion Notice may be satisfied without violating Section 4(d) below (with such calculations thereunder made as of the date such Conversion Notice was initially delivered to the Company).

(d) Limitation on Beneficial Ownership.

(i) Beneficial Ownership. The Company shall not effect the conversion of any of the Preferred Shares held by a Holder, and such Holder shall not have the right to convert any of the Preferred Shares held by such Holder pursuant to the terms and conditions of this Certificate of Designations and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, such Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and the other Attribution Parties shall include the number of shares of Common Stock held by such Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Preferred Shares beneficially owned by such Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes, convertible preferred stock or warrants, including the Preferred Shares) beneficially owned by such Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4(d). For purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For the avoidance of doubt, the calculation of the Maximum Percentage shall take into account the concurrent exercise and/or conversion, as applicable, of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Holder and/or any other Attribution Party, as applicable. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire upon the conversion of such Preferred Shares without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause such Holder’s beneficial ownership, as determined pursuant to this Section 4(d), to exceed the Maximum Percentage, such Holder must notify the Company of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of any Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including such Preferred Shares, by such Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to a Holder upon conversion of such Preferred Shares results in such Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which such Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, any Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage of such Holder to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such Holder and the other Attribution Parties and not to any other Holder that is not an Attribution Party of such Holder. For purposes of clarity, the shares of Common Stock issuable to a Holder pursuant to the terms of this Certificate of Designations in excess of the Maximum Percentage shall not be deemed to be beneficially owned by such Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to convert such Preferred Shares pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 4(d) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of such Preferred Shares.

(e) Right of Alternate Conversion Upon an Eligible Alternate Volume Conversion Date or upon any Triggering Event.

(i) General. Subject to Section 4(d), either (A) on any Eligible Alternate Volume Conversion Date (as defined below) or (B) at any time after the earlier of a Holder’s receipt of a Triggering Event Notice (as defined below) and such Holder becoming aware of a Triggering Event (such earlier date, the “Alternate Conversion Right Commencement Date”) and ending (such ending date, the “Alternate Conversion Right Expiration Date”, and each such period, an “Alternate Conversion Right Period”) on the twentieth (20th) Trading Day after the later of (x) the date such Triggering Event is cured and (y) such Holder’s receipt of a Triggering Event Notice that includes (I) a reasonable description of the applicable Triggering Event, (II) a certification as to whether, in the reasonable opinion of the Company, such Triggering Event is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Triggering Event and (III) a certification as to the date the Triggering Event occurred and, if cured on or prior to the date of such Triggering Event Notice, the applicable Alternate Conversion Right Expiration Date, such Holder may, at such Holder’s option, by delivery of a Conversion Notice to the Company (the date of any such Conversion Notice, each an “Alternate Conversion Date”), convert all, or any number of Preferred Shares held by such Holder into shares of Common Stock at the Alternate Conversion Price (each, an “Alternate Conversion”).

(ii) Mechanics of Alternate Conversion. On any Alternate Conversion Date, a Holder may voluntarily convert any number of Preferred Shares held by such Holder pursuant to Section 4(c) (with “Alternate Conversion Price” replacing “Conversion Price” for all purposes hereunder with respect to such Alternate Conversion and, solely with respect to any such Alternate Conversion arising as a result of the occurrence of a Triggering Event, with “the applicable Required Premium multiplied by the Conversion Amount” replacing “Conversion Amount” in clause (x) of the definition of Conversion Rate in Section 4(b) above with respect to such Alternate Conversion) by designating in the Conversion Notice delivered pursuant to this Section 4 of this Certificate of Designations that such Holder is electing to use the Alternate Conversion Price for such conversion; provided that in the event of the Conversion Floor Price Condition, on the applicable Alternate Conversion Date the Stated Value of the remaining Preferred Shares of such Holder shall automatically increase, pro rata, by the applicable Alternate Conversion Floor Amount or, at the Company’s option, the Company shall deliver the applicable Alternate Conversion Floor Amount to such applicable Holder on the applicable Alternate Conversion Date. Notwithstanding anything to the contrary in this Section 4(e)(ii), but subject to Section 4(d), until the Company delivers to such Holder the shares of Common Stock to which such Holder is entitled pursuant to the applicable Alternate Conversion of such Holder’s Preferred Shares, such Preferred Shares may be converted by such Holder into shares of Common Stock pursuant to Section 4(c) without regard to this Section 4(e)(ii). In the event of an Alternate Conversion pursuant to this Section 4(e)(ii) of all, or any portion, of any Preferred Shares of a Holder, such Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for such Holder. Accordingly, the Alternate Conversion Price used in such Alternate Conversion is intended by the parties to be, and shall be deemed, a reasonable estimate of, such Holder’s actual loss of its investment opportunity and not as a penalty.

5. Triggering Events.

(a) General. Each of the following events shall constitute a “Triggering Event” and each of the events in clauses 5(a)(viii), 5(a)(ix), and 5(a)(x), shall constitute a “Bankruptcy Triggering Event”:

(i) after the Stockholder Approval Date, the suspension from trading or the failure of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days;

(ii) after the Stockholder Approval Date, the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within five (5) Trading Days after the applicable Conversion Date or exercise date (as the case may be) or (B) notice, written or oral, to any holder of Preferred Shares, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for conversion of any Preferred Shares into shares of Common Stock that is requested in accordance with the provisions of this Certificate of Designations, other than pursuant to Section 4(d) hereof;

(iii) except to the extent the Company is in compliance with Section 11(b) below, at any time following the tenth (10th) consecutive day that a Holder’s Authorized Share Allocation (as defined in Section 11 below) is less than the sum of (A) the Required Reserve Amount as of such date of determination and (B) the number of shares of Common Stock that such Holder would then be entitled to receive upon exercise in full of such Holder’s Warrants (without regard to any limitations on exercise set forth in the Warrants);

(iv) the Board fails to declare any Dividend to be capitalized or paid in accordance with Section 3;

(v) the Company’s failure to pay to any Holder any Dividend when required to be paid hereunder (whether or not declared by the Board) or any other amount when and as due under this Certificate of Designations, the Share Exchange Agreement or any other Transaction Document or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby (in each case, whether or not permitted pursuant to the DGCL), except, in the case of a failure to pay Dividends when and as due, in each such case only if such failure remains uncured for a period of at least five (5) Trading Days;

(vi) the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the applicable Holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Share Exchange Agreement) acquired by such Holder under the Share Exchange Agreement (including this Certificate of Designations) as and when required by such Securities or the Share Exchange Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) Trading Days;

(vii) after the Stockholder Approval Date, the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $200,000 of Indebtedness of the Company or any of its Subsidiaries, other than with respect to any Preferred Shares;

(viii) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary by a third party, shall not be dismissed within thirty (30) days of their initiation;

(ix) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(x) the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty

(30) consecutive days;

(xi) after the Stockholder Approval Date, a final judgment or judgments for the payment of money aggregating in excess of $200,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $200,000 amount set forth above so long as the Company provides each Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to each Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

(xii) after the Stockholder Approval Date, the Company and/or any Subsidiary, individually or in the aggregate, either (i) fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $200,000 due to any third party (other than payments contested by the Company and/or such Subsidiary (as the case may be) in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of $200,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other circumstance or event that would, with or without the passage of time or the giving of notice, result in a default or event of default under any agreement binding the Company or any Subsidiary, which default or event of default would or is likely to have a material adverse effect on the business, assets, operations (including results thereof), liabilities, properties, condition (including financial condition) or prospects of the Company or any of its Subsidiaries, individually or in the aggregate;

(xiii) other than as specifically set forth in another clause of this Section 5(a), the Company or any Subsidiary breaches any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five (5) consecutive Trading Days;

(xiv) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company as to whether any Triggering Event has occurred;

(xv) any Preferred Shares remain outstanding on or after May 15, 2026;

(xvi) after the Stockholder Approval Date, any breach or failure in any respect by the Company or any Subsidiary to comply with any provision of Section 13 of this Certificate of Designations;

(xvii) any Material Adverse Effect (as defined in the Share Exchange Agreement) occurs;

(xviii) any provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested, directly or indirectly, by the Company or any Subsidiary, or a proceeding shall be commenced by the Company or any Subsidiary or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof or the Company or any of its Subsidiaries shall deny in writing that it has any liability or obligation purported to be created under one or more Transaction Documents; or

(xix) the Closing Bid Price of the Common Stock is lower than the Floor Price for a period of five (5) consecutive Trading Days.

(b) Notice of a Triggering Event. Upon the occurrence of a Triggering Event with respect to the Preferred Shares, the Company shall within two (2) Business Days deliver written notice thereof via electronic mail and overnight courier (with next day delivery specified) (a “Triggering Event Notice”) to each Holder.

6. Rights Upon Fundamental Transactions.

(a) Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 6(a) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders, including agreements to deliver to each holder of Preferred Shares in exchange for such Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations, including, without limitation, having a stated value and dividend rate equal to the stated value and dividend rate of the Preferred Shares held by the Holders and having similar ranking to the Preferred Shares, and reasonably satisfactory to the Required Holders. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 7 and 15, which shall continue to be receivable thereafter)) issuable upon the conversion of the Preferred Shares prior to such Fundamental Transaction, such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations. Notwithstanding the foregoing, such Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 6(a) to permit the Fundamental Transaction without the assumption of the Preferred Shares. The provisions of this Section 6 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Preferred Shares.

(b) Notice of a Change of Control; Change of Control Election Notice. No sooner than the earlier of (x) twenty (20) Trading Days prior to the consummation of a Change of Control or (y) the public announcement of the entry into an agreement with respect to a Change of Control, nor later than ten (10) Trading Days prior to the consummation of a Change of Control (the “Change of Control Date”), the Company shall deliver written notice thereof via electronic mail and overnight courier to each Holder (a “Change of Control Notice”). At any time during the period beginning after a Holder’s receipt of a Change of Control Notice or such Holder becoming aware of a Change of Control if a Change of Control Notice is not delivered to such Holder in accordance with the immediately preceding sentence (as applicable) and ending on twenty (20) Trading Days after the later of (A) the date of consummation of such Change of Control or (B) the date of receipt of such Change of Control Notice or (C) the date of the announcement of such Change of Control, such Holder may require, by delivering written notice thereof (“Change of Control Election Notice”) to the Company (which Change of Control Election Notice shall indicate the number of Preferred Shares subject to such election), to have the Company exchange such Holder’s Preferred Shares designated in such Change of Control Election Notice for consideration equal to the Change of Control Election Price (as defined below), to be satisfied at the Company’s election (such election to pay in cash or by delivery of the Rights (as defined below), a “Consideration Election”), in either (I) rights (with a beneficial ownership limitation in the form of Section 4(d) hereof, mutatis mutandis) (collectively, the “Rights”), convertible in whole, or in part, at any time, without the requirement to pay any additional consideration, at the option of the Required Holders, into such Corporate Event Consideration (as defined below) applicable to such Change of Control equal in value to the Change of Control Election Price (as determined with the fair market value of the aggregate number of Successor Shares (as defined below) issuable upon conversion of the Rights to be determined in increments of 10% (or such greater percentage as the applicable Holder may notify the Company from time to time) of the portion of the Change of Control Election Price attributable to such Successor Shares (the “Successor Share Value Increment”), with the aggregate number of Successor Shares issuable upon exercise of the Rights with respect to the first Successor Share Value Increment determined based on 70% of the VWAP of the Successor Shares on the date the Rights are issued and on each of the nine (9) subsequent Trading Days, in each case, the aggregate number of additional Successor Shares issuable upon exercise of the Rights shall be determined based upon a Successor Share Value Increment at 70% of the VWAP of the Successor Shares in effect for such corresponding Trading Day (such ten (10) Trading Day period commencing on, and including, the date the Rights are issued, the “Rights Measuring Period”)), or (II) in cash; provided, that the Company shall not consummate a Change of Control if the Corporate Event Consideration includes capital stock or other equity interest (the “Successor Shares”) either in an entity that is not listed on an Eligible Market or an entity in which the daily share volume for the applicable Successor Shares for each of the twenty (20) Trading Days prior to the date of consummation of such Change of Control is less than the aggregate number of Successor Shares issuable to all Holders upon conversion in full of the applicable Rights (without regard to any limitations on conversion therein, assuming the exercise in full of the Rights on the date of issuance of the Rights and assuming the VWAP of the Successor Shares for each Trading Day in the Rights Measuring Period is the VWAP on the Trading Day ended immediately prior to the time of consummation of the Change of Control). The Company shall give each Holder written notice of each Consideration Election at least twenty (20) Trading Days prior to the time of consummation of such Change of Control. Payment of such amounts or delivery of the Rights, as applicable, shall be made by the Company (or at the Company’s direction) to each Holder on the later of (x) the second (2nd) Trading Day after the date of such request and (y) the date of consummation of such Change of Control (or, with respect to any Right, if applicable, such later time that holders of shares of Common Stock are initially entitled to receive Corporate Event Consideration with respect to the shares of Common Stock of such holder). Any Corporate Event Consideration included in the Rights, if any, pursuant to this Section 6(b) is pari passu with the Corporate Event Consideration to be paid to holders of shares of Common Stock and the Company shall not permit a payment of any Corporate Event Consideration to the holders of shares of Common Stock without on or prior to such time delivering the Right to the Holders in accordance herewith. Cash payments, if any, required by this Section 6(b) shall have priority to payments to all other shareholders of the Company in connection with such Change of Control. Notwithstanding anything to the contrary in this Section 6(b), but subject to Section 4(d), until the applicable Change of Control Election Price is paid in full to the applicable Holder in cash or Corporate Event Consideration in accordance herewith, the Preferred Shares submitted by such Holder for exchange or payment, as applicable, under this Section 6(b) may be converted, in whole or in part, by such Holder into Common Stock pursuant to Section 4 or in the event the Conversion Date is after the consummation of such Change of Control, stock or equity interests of the Successor Entity substantially equivalent to the Company’s shares of Common Stock pursuant to Section 6(a). In the event of the Company’s repayment or exchange, as applicable, of any of the Preferred Shares under this Section 6(b), such Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for a Holder. Accordingly, any Required Premium due under this Section 6(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of such Holder’s actual loss of its investment opportunity and not as a penalty.

7. Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 8 and Section 15 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares and assuming for such purpose that all the Preferred Shares were converted at the Alternate Conversion Price as of the applicable record date) held by such Holder immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided, however, to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to such extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent of any such excess) and such Purchase Right to such extent shall be held in abeyance (and, if such Purchase Right has an expiration date, maturity date or other similar provision, such term shall be extended by such number of days held in abeyance, if applicable) for the benefit of such Holder until such time or times, if ever, as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times such Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance (and, if such Purchase Right has an expiration date, maturity date or other similar provision, such term shall be extended by such number of days held in abeyance, if applicable)) to the same extent as if there had been no such limitation.

(b) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that each Holder will thereafter have the right, at such Holder’s option, to receive upon a conversion of all the Preferred Shares held by such Holder (i) such securities or other assets (the “Corporate Event Consideration”) to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares set forth in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Preferred Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate of an Alternate Conversion. Provision made pursuant the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section 7 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of the Preferred Shares set forth in this Certificate of Designations.

8. Rights Upon Issuance of Other Securities.

(a) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Stockholder Approval Date the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or in accordance with this Section 8(a) is deemed to have granted, issued or sold, any shares of Common Stock (including the granting, issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities granted, issued or sold or deemed to have been granted, issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such granting, issuance or sale or deemed granting, issuance or sale (such Conversion Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and the New Issuance Price under this Section 8(a)), the following shall be applicable:

(b) Issuance of Options. If the Company in any manner grants, issues or sells (or enters into any agreement to grant, issue or sell) any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting, issuance or sale of such Option for such price per share. For purposes of this Section 8(b), the “lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof, minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration (including, without limitation, consideration consisting of cash, debt forgiveness, assets or any other property) received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms thereof or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(c) Issuance of Convertible Securities. If the Company in any manner issues or sells (or enters into any agreement to issue or sell) any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale (or the time of execution of such agreement to issue or sell, as applicable) of such Convertible Securities for such price per share. For the purposes of this Section 8(c), the “lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale (or pursuant to the agreement to issue or sell, as applicable) of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) with respect to any one share of Common Stock upon the issuance or sale (or the agreement to issue or sell, as applicable) of such Convertible Security plus the value of any other consideration received or receivable (including, without limitation, any consideration consisting of cash, debt forgiveness, assets or other property) by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 8, except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.

(d) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 8(e) below), the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 8(d), if the terms of any Option or Convertible Security (including, without limitation, any Option or Convertible Security that was outstanding as of the Subscription Date) are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 8 shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(e) Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Required Holder, the “Primary Security”, and such Option and/or Convertible Security and/or Adjustment Right, the “Secondary Securities”), together comprising one integrated transaction (or one or more transactions if such issuances or sales or deemed issuances or sales of securities of the Company either (A) have at least one investor or purchaser in common, (B) are consummated in reasonable proximity to each other and/or (C) are consummated under the same plan of financing), the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per share for which one share of Common Stock was issued (or was deemed to be issued pursuant to Section 8(b) or 8(c) above, as applicable) in such integrated transaction solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (I) the Black Scholes Consideration Value of each such Option, if any, (II) the fair market value (as determined by the Required Holder in good faith) or the Black Scholes Consideration Value, as applicable, of such Adjustment Right, if any, and (III) the fair market value (as determined by the Required Holder) of such Convertible Security, if any, in each case, as determined on a per share basis in accordance with this Section 8(e). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(f) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(g) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 7 or Section 15, if the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 7 or Section 15, if the Company at any time on or after the Subscription Date combines (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 8(g) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 8(g) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

(h) Holder’s Right of Adjusted Conversion Price. In addition to and not in limitation of the other provisions of this Section 8(h), if after the Stockholder Approval Date, the Company in any manner issues or sells or enters into any agreement to issue or sell, any Common Stock, Options or Convertible Securities (other than a Permitted Equity Line (as defined below)) (any such securities, “Variable Price Securities”) after the Subscription Date that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for shares of Common Stock at a price which varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting share splits, share combinations, and share dividends (each of the formulations for such variable price being herein referred to as, the “Variable Price”), the Company shall provide written notice thereof via electronic mail and overnight courier to each Holder on the date of such agreement and/or the issuance of such shares of Common Stock, Convertible Securities or Options, as applicable. From and after the date the Company enters into such agreement or issues any such Variable Price Securities, each Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Conversion Price upon conversion of the Preferred Shares by designating in the Conversion Notice delivered upon any conversion of Preferred Shares that solely for purposes of such conversion such Holder is relying on the Variable Price rather than the Conversion Price then in effect. A Holder’s election to rely on a Variable Price for a particular conversion of Preferred Shares shall not obligate such Holder to rely on a Variable Price for any future conversions of Preferred Shares.

(i) Calculations. All calculations under this Section 8 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(j) Voluntary Adjustment by Company. Subject to the rules and regulations of the Principal Market, the Company may at any time any Preferred Shares remain outstanding, with the prior written consent of the Required Holder, reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board.

(k) Adjustments. If on any of (i) the Stockholder Approval Date, (ii) the tenth (10th) Business Day after the Stockholder Approval Date, (iii) the ninetieth (90th) calendar day after the Stockholder Approval Date or (iv) the one hundred and eightieth (180th) calendar day after the Stockholder Approval Date, as applicable, (each, an “Adjustment Date”), the Conversion Price then in effect is greater than the greater of (A) $1.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events), and (B) the Market Price then in effect (the “Adjustment Price”), on the Adjustment Date the Conversion Price shall automatically lower to the Adjustment Price.

(l) Volume Adjustment. Notwithstanding anything herein to the contrary, if the sum of the aggregate daily dollar trading volume (as reported by Bloomberg) of the Common Stock during any given five (5) consecutive Trading Day period after the Initial Issuance Date (each, a “Volume Adjustment Measurement Period”) is greater than or equal to $50 million, and the Conversion Price then in effect is greater than the Alternate Volume Adjustment Conversion Price, on any of the five (5) consecutive Trading Days immediately following such applicable Volume Adjustment Measurement Period (each, an “Eligible Alternate Volume Conversion Date”), subject to Section 4(d) above, any Holder shall have the right to effect an Alternate Conversion of all, or any number of Preferred Shares of such Holder, on any Eligible Alternate Volume Conversion Date in accordance with Section 4(e), but with the applicable “Alternate Volume Adjustment Conversion Price” replacing “Alternate Conversion Price” for all purposes thereof.

(m) Exchange Right. Notwithstanding anything herein to the contrary, if the Company or any of its Subsidiaries consummates any Subsequent Placement (other than with respect to Excluded Securities), and a Holder elects in writing to the Company to participate in such Subsequent Placement, each such Holder may, at the option of such Holder as elected in writing to the Company, exchange all, or any part, of the Preferred Shares of such Holder into the securities in such Subsequent Placement (with the aggregate amount of such securities to be issued in such exchange equal to such aggregate amount of such securities with a purchase price valued at 120% of the Conversion Amount of the Preferred Shares delivered by such Holder in exchange therefor).

9. Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders hereunder. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations or the other Transaction Documents, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Preferred Shares above the Conversion Price then in effect, (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (c) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein). Notwithstanding anything herein to the contrary, if after the sixty (60) calendar day anniversary of the Initial Issuance Date, each Holder is not permitted to convert such Holder’s Preferred Shares in full for any reason (other than pursuant to restrictions set forth in Section 4(d) hereof), the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to effect such conversion into shares of Common Stock.

10. Authorized Shares.

(a) Reservation. So long as any Preferred Shares remain outstanding, the Company shall at all times reserve at least 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion, including without limitation, Alternate Conversions, of all of the Preferred Shares then outstanding at the Alternate Conversion Price then in effect (without regard to any limitations on conversions) (the “Required Reserve Amount”). The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the Holders based on the number of the Preferred Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of the Preferred Shares then held by the Holders. Notwithstanding the foregoing, a Holder may allocate its Authorized Share Allocation to any other of the securities of the Company held by such Holder (or any of its designees) by delivery of a written notice to the Company.

(b) Insufficient Authorized Shares. If, notwithstanding Section 11(a) and not in limitation thereof, at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Preferred Shares then outstanding (or deemed outstanding pursuant to Section 11(a) above). Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its best efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal (or, if a majority of the voting power then in effect of the capital stock of the Company consents to such increase, in lieu of such proxy statement, deliver to the shareholders of the Company an information statement that has been filed with (and either approved by or not subject to comments from) the SEC with respect thereto). After the Stockholder Approval Date, in the event that the Company is prohibited from issuing shares of Common Stock to a Holder upon any conversion due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorized Failure Shares”), in lieu of delivering such Authorized Failure Shares to such Holder, the Company shall pay cash in exchange for the redemption of such portion of the Conversion Amount of the Preferred Shares convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorized Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date such Holder delivers the applicable Conversion Notice with respect to such Authorized Failure Shares to the Company and ending on the date of such issuance and payment under this Section 11(b); and (ii) to the extent such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Authorized Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of such Holder incurred in connection therewith. Nothing contained in Section 11(a) or this Section 11(b) shall limit any obligations of the Company under any provision of the Share Exchange Agreement.

11. Voting Rights. The holders of the Preferred Shares shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in this Section 12 and Section 16 or as otherwise required by the DGCL. To the extent that under the DGCL the vote of the holders of the Preferred Shares, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Required Holders of the Preferred Shares, voting together in the aggregate and not in separate series unless required under the DGCL, represented at a duly held meeting at which a quorum is presented or by written consent of the Required Holders (except as otherwise may be required under the DGCL), voting together in the aggregate and not in separate series unless required under the DGCL, shall constitute the approval of such action by both the class or the series, as applicable. Holders of the Preferred Shares shall be entitled to written notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Company’s bylaws (the “Bylaws”) and the DGCL.

12. Covenants.

(a) Restriction on Redemption and Cash Dividends. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on any of its capital stock (other than as required by this Certificate of Designations).

(b) Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions (“Dispositions”) of such assets or rights by the Company and its Subsidiaries in the ordinary course of business consistent with its past practice, (ii) sales of inventory and product in the ordinary course of business or (iii) any Disposition of such assets or rights by the Company (excluding any Disposition with respect to a Fundamental Transaction), in an arms-length reasonable transaction, with aggregate gross cash proceeds of greater than $200,000 payable within 12 months after the date of consummation of such Disposition.

(c) Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company and each of its Subsidiaries on the Subscription Date or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose.

(d) Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to become or remain duly qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect.

(e) Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its material properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to materially comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(f) Maintenance of Intellectual Property. The Company will, and will cause each of its Subsidiaries to, take all action necessary or advisable to maintain all of the Intellectual Property Rights of the Company and/or any of its Subsidiaries that are necessary or material to the conduct of its business in full force and effect.

(g) Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(h) Transactions with Affiliates. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate, except transactions in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an affiliate thereof.

(i) Restricted Issuances. The Company shall not, directly or indirectly, without the prior written consent of the Required Holders, (i) issue any Preferred Shares (other than as contemplated by the Share Exchange Agreement and this Certificate of Designations), or (ii) issue any other securities that would cause a breach or default under this Certificate of Designations.

(j) Stay, Extension and Usury Laws. To the extent that it may lawfully do so, the Company (A) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of this Certificate of Designations; and (B) expressly waives all benefits or advantages of any such law and agrees that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Holders by this Certificate of Designations, but will suffer and permit the execution of every such power as though no such law has been enacted.

(k) Taxes. The Company and its Subsidiaries shall pay when due all material taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against the Company and its Subsidiaries or their respective assets or upon their ownership, possession, use, operation or disposition thereof or upon their rents, receipts or earnings arising therefrom (except where the failure to pay would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). The Company and its Subsidiaries shall file on or before the due date therefor all personal property tax returns (except where the failure to file would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). Notwithstanding the foregoing, the Company and its Subsidiaries may contest, in good faith and by appropriate proceedings, taxes for which they maintain adequate reserves therefor in accordance with GAAP.

(l) PCAOB Registered Auditor. At all times any Preferred Shares remain outstanding, the Company shall have engaged an independent auditor to audit its financial statements that is registered with (and in compliance with the rules and regulations of) the Public Company Accounting Oversight Board.

(m) Independent Investigation. At the request of the Required Holders either (x) at any time when a Triggering Event has occurred and is continuing, (y) upon the occurrence of an event that with the passage of time or giving of notice would constitute a Triggering Event or (z) at any time such Required Holders reasonably believe a Triggering Event may have occurred or be continuing, the Company shall hire an independent, reputable investment bank selected by the Company and approved by such Holder (such approval not to be unreasonably withheld, conditioned or delayed) to investigate as to whether any breach of this Certificate of Designations has occurred (the “Independent Investigator”). If the Independent Investigator determines that such breach of this Certificate of Designations has occurred, the Independent Investigator shall notify the Company of such breach and the Company shall deliver written notice to each Holder of such breach. In connection with such investigation, the Independent Investigator may, during normal business hours, inspect all contracts, books, records, personnel, offices and other facilities and properties of the Company and its Subsidiaries and, to the extent available to the Company after the Company uses reasonable efforts to obtain them, the records of its legal advisors and accountants and any books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, or subject to attorney-client or other evidentiary privilege, and the Independent Investigator may make such copies and inspections thereof as the Independent Investigator may reasonably request. The Company shall furnish the Independent Investigator with such financial and operating data and other information with respect to the business and properties of the Company as the Independent Investigator may reasonably request. The Company shall permit the Independent Investigator to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto to, the Company’s officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with such Independent Investigator the finances and affairs of the Company and any Subsidiaries), all at such reasonable times, upon reasonable notice, and as often as may be reasonably requested.

13. Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its shareholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of shares of Junior Stock, but pari passu with any Parity Stock then outstanding, an amount per Preferred Share equal to the sum of (i) the Black Scholes Value (as defined in the Common Warrants) with respect to the outstanding portion of all Warrants held by such Holder (without regard to any limitations on the exercise thereof) as of the date of such event and (ii) the greater of (A) 125% of the Conversion Amount of such Preferred Share on the date of such payment and (B) the amount per share such Holder would receive if such Holder converted such Preferred Share into Common Stock immediately prior to the date of such payment, provided that if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Parity Stock, then each Holder and each holder of Parity Stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and such holder of Parity Stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and all holders of shares of Parity Stock. To the extent necessary, the Company shall cause such actions to be taken by each of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section 14. All the preferential amounts to be paid to the Holders under this Section 14 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of Junior Stock in connection with a Liquidation Event as to which this Section 14 applies. Upon payment in full of the Black-Scholes Value of such Warrants pursuant to this Section 14, such Warrants shall be deemed repurchased by the Company and no longer exercisable.

14. Distribution of Assets. In addition to any adjustments pursuant to Section 7 and Section 8, if the Company shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the “Distributions”), then each Holder, as holders of Preferred Shares, will be entitled to such Distributions as if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares and assuming for such purpose that the Preferred Share was converted at the Alternate Conversion Price as of the applicable record date) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that such Holder’s right to participate in any such Distribution would result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Distribution to such extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of such Holder until such time or times as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times, if any, such Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

15. Vote to Change the Terms of or Issue Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Certificate of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, the Company shall not: (a) amend or repeal any provision of, or add any provision to, its Certificate of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit of the Preferred Shares hereunder, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of shares of Series D Convertible Preferred Stock; (c) without limiting any provision of Section 2, create or authorize (by reclassification or otherwise) any new class or series of Senior Preferred Stock or Parity Stock; (d) purchase, repurchase or redeem any shares of Junior Stock (other than pursuant to the terms of the Company’s equity incentive plans and options and other equity awards granted under such plans (that have in good faith been approved by the Board)); (e) without limiting any provision of Section 2, pay dividends or make any other distribution on any shares of any Junior Stock; (f) issue any Preferred Shares other than as contemplated hereby or pursuant to the Share Exchange Agreement; or (g) without limiting any provision of Section 10, whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares hereunder.

16. Transfer of Preferred Shares. A Holder may offer, sell or transfer some or all of its Preferred Shares without the consent of the Company subject only to the provisions of Section 5.12 of the Share Exchange Agreement.

17. Reissuance of Preferred Share Certificates and Book Entries.

(a) Transfer. If any Preferred Shares are to be transferred, the applicable Holder shall surrender the applicable Preferred Share Certificate to the Company (or, if the Preferred Shares are held in Book-Entry form, a written instruction letter to the Company), whereupon the Company will forthwith issue and deliver upon the order of such Holder a new Preferred Share Certificate (in accordance with Section 18(d)) (or evidence of the transfer of such Book-Entry), registered as such Holder may request, representing the outstanding number of Preferred Shares being transferred by such Holder and, if less than the entire outstanding number of Preferred Shares is being transferred, a new Preferred Share Certificate (in accordance with Section 18(d)) to such Holder representing the outstanding number of Preferred Shares not being transferred (or evidence of such remaining Preferred Shares in a Book-Entry for such Holder). Such Holder and any assignee, by acceptance of the Preferred Share Certificate or evidence of Book-Entry issuance, as applicable, acknowledge and agree that, by reason of the provisions of Section 4(c)(i) following conversion of any of the Preferred Shares, the outstanding number of Preferred Shares represented by the Preferred Shares may be less than the number of Preferred Shares stated on the face of the Preferred Shares.

(b) Lost, Stolen or Mutilated Preferred Share Certificate. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a Preferred Share Certificate (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the applicable Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of such Preferred Share Certificate, the Company shall execute and deliver to such Holder a new Preferred Share Certificate (in accordance with Section 18(d)) representing the applicable outstanding number of Preferred Shares.

(c) Preferred Share Certificate and Book-Entries Exchangeable for Different Denominations and Forms. Each Preferred Share Certificate is exchangeable, upon the surrender hereof by the applicable Holder at the principal office of the Company, for a new Preferred Share Certificate or Preferred Share Certificate(s) or new Book-Entry (in accordance with Section 18(d)) representing, in the aggregate, the outstanding number of the Preferred Shares in the original Preferred Share Certificate, and each such new Preferred Share Certificate and/or new Book-Entry, as applicable, will represent such portion of such outstanding number of Preferred Shares from the original Preferred Share Certificate as is designated in writing by such Holder at the time of such surrender. Each Book-Entry may be exchanged into one or more new Preferred Share Certificates or split by the applicable Holder by delivery of a written notice to the Company into two or more new Book-Entries (in accordance with Section 18(d)) representing, in the aggregate, the outstanding number of the Preferred Shares in the original Book-Entry, and each such new Book-Entry and/or new Preferred Share Certificate, as applicable, will represent such portion of such outstanding number of Preferred Shares from the original Book-Entry as is designated in writing by such Holder at the time of such surrender.

(d) Issuance of New Preferred Share Certificate or Book-Entry. Whenever the Company is required to issue a new Preferred Share Certificate or a new Book-Entry pursuant to the terms of this Certificate of Designations, such new Preferred Share Certificate or new Book-Entry (i) shall represent, as indicated on the face of such Preferred Share Certificate or in such Book-Entry, as applicable, the number of Preferred Shares remaining outstanding (or in the case of a new Preferred Share Certificate or new Book- Entry being issued pursuant to Section 18(a) or Section 18(c), the number of Preferred Shares designated by such Holder) which, when added to the number of Preferred Shares represented by the other new Preferred Share Certificates or other new Book-Entry, as applicable, issued in connection with such issuance, does not exceed the number of Preferred Shares remaining outstanding under the original Preferred Share Certificate or original Book-Entry, as applicable, immediately prior to such issuance of new Preferred Share Certificate or new Book-Entry, as applicable, and (ii) shall have an issuance date, as indicated on the face of such new Preferred Share Certificate or in such new Book-Entry, as applicable, which is the same as the issuance date of the original Preferred Share Certificate or in such original Book-Entry, as applicable.

18. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Certificate of Designations. No failure on the part of a Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by such Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of a Holder at law or equity or under this Certificate of Designations or any of the documents shall not be deemed to be an election of such Holder’s rights or remedies under such documents or at law or equity. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). No failure on the part of a Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by such Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of any Holder at law or equity or under Preferred Shares or any of the documents shall not be deemed to be an election of such Holder’s rights or remedies under such documents or at law or equity. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Company’s compliance with the terms and conditions of this Certificate of Designations.

19. Payment of Collection, Enforcement and Other Costs. If (a) any Preferred Shares are placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or a Holder otherwise takes action to collect amounts due under this Certificate of Designations with respect to the Preferred Shares or to enforce the provisions of this Certificate of Designations or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Certificate of Designations, then the Company shall pay the costs reasonably incurred by such Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Certificate of Designations with respect to any Preferred Shares shall be affected, or limited, by the fact that the purchase price paid for each Preferred Share was less than the original Stated Value thereof.

20. Construction; Headings. This Certificate of Designations shall be deemed to be jointly drafted by the Company and the Holders and shall not be construed against any such Person as the drafter hereof. The headings of this Certificate of Designations are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designations. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Certificate of Designations instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Certificate of Designations. Terms used in this Certificate of Designations and not otherwise defined herein, but defined in the other Transaction Documents, shall have the meanings ascribed to such terms on the Initial Issuance Date in such other Transaction Documents unless otherwise consented to in writing by the Required Holders.

21. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any Person as the drafter hereof. Notwithstanding the foregoing, nothing contained in this Section 22 shall permit any waiver of any provision of Section 4(d).

22. Dispute Resolution.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, an Alternate Conversion Price, a VWAP or a fair market value or the arithmetic calculation of a Conversion Rate (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the applicable Holder (as the case may be) shall submit the dispute to the other party via electronic mail (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such Holder at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to promptly resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such Alternate Conversion Price, such VWAP or such fair market value, or the arithmetic calculation of such Conversion Rate (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or such Holder (as the case may be) of such dispute to the Company or such Holder (as the case may be), then such Holder may, with the consent of the Company (not to be unreasonably withheld, conditioned or delayed), select an independent, reputable investment bank to resolve such dispute.

(ii) Such Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 23 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such investment bank, neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne by the party in whose favor the investment bank decides such dispute or, in the event that the investment bank determines that the applicable calculation is in between the amounts submitted by the Company and such Holder, then half of such fees and expenses shall be borne by the Company and half of such fees and expenses shall be borne by the Holder, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 23 constitutes an agreement to arbitrate between the Company and each Holder (and constitutes an arbitration agreement) under the rules then in effect under Delaware Rapid Arbitration Act, as amended, (ii) the terms of this Certificate of Designations and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Certificate of Designations and any other applicable Transaction Documents, (iii) each party shall have the right to submit any dispute described in this Section 23 to any state or federal court sitting in Wilmington Delaware, in lieu of utilizing the procedures set forth in this Section 23 and (iv) nothing in this Section 23 shall limit such Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 23).

23. Notices; Currency; Payments.

(a) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Certificate of Designations must be in writing and will be deemed to have been delivered on the earliest of: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing address and e-mail address for any such communications to the Company shall be: Protagenic Therapeutics, Inc., 149 Fifth Avenue, New York, NY 10010 Attention: Alexander Arrow, e-mail address: alex.arrow@protagenic.com, or such other mailing address and/or e-mail address as the Company has specified by written notice given to each of the Holders in accordance with this Section 24(a) not later than five (5) days prior to the effectiveness of such change. The mailing address and e-mail address for any such communications to any Holder shall be as set forth on such Holder’s respective signature page to the Share Exchange Agreement, or such other mailing address and/or e-mail address as such Holder has specified by written notice given to the Company in accordance with this Section 24(a) not later than five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(b) The Company shall provide each Holder with prompt written notice of all actions taken pursuant to this Certificate of Designations, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company shall give written notice to each Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, or (B) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(c) Currency. All dollar amounts referred to in this Certificate of Designations are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Certificate of Designations shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Certificate of Designations, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

(d) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Certificate of Designations, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds pursuant to wire transfer instructions that Holder shall provide to the Company in writing from time to time. Whenever any amount expressed to be due by the terms of this Certificate of Designations is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

24. Waiver of Notice. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Certificate of Designations and the Share Exchange Agreement.

25. Governing Law. This Certificate of Designations shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Except as otherwise required by Section 23 above, the Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein (i) shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of such Holder or (ii) shall limit, or shall be deemed or construed to limit, any provision of Section 23 above. THE COMPANY AND EACH HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CERTIFICATE OF DESIGNATIONS OR ANY TRANSACTION CONTEMPLATED HEREBY.

26. Judgment Currency.

(a) If for the purpose of obtaining or enforcing judgment against the Company in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 27 referred to as the “Judgment Currency”) an amount due in U.S. Dollars under this Certificate of Designations, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(i) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(ii) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 27(a)(ii) being hereinafter referred to as the “Judgment Conversion Date”).

(b) If in the case of any proceeding in the court of any jurisdiction referred to in Section 27(a)(ii) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(c) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Certificate of Designations.

27. Taxes.

(a) All payments made by the Company hereunder or under any other Transaction Document shall be made in accordance with the terms of the respective Transaction Document and shall be made without set-off, counterclaim, withholding, deduction or other defense. Without limiting the foregoing, all such payments shall be made free and clear of and without deduction or withholding for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) taxes imposed on the net income of a Holder by the jurisdiction in which such Holder is organized or where it has its principal lending office, (ii) with respect to any payments made by the Company hereunder, taxes (including, but not limited to, backup withholding) to the extent such taxes are imposed due to the failure of the applicable recipient of such payment to provide the Company with whichever (if any) is applicable of valid and properly completed and executed IRS Forms W-9, W-8BEN, W-8BEN-E, W- 8ECI, and/or W-8IMY, when requested in writing by the Company, and (iii) with respect to any payments made by the Company, taxes to the extent such taxes are imposed due to the failure of the applicable recipient of such payment to comply with FATCA (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, “Taxes”). If the Company shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document:

(i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to a Holder pursuant to this sentence) such Holder receives an amount equal to the sum it would have received had no such deduction or withholding been made,

(ii) the Company shall make such deduction or withholding,

(iii) the Company shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law, and

(iv) as promptly as possible thereafter, the Company shall send such Holder an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to such Holder, as the case may be) showing payment. In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Preferred Shares or any other Transaction Document (collectively, “Other Taxes”).

(b) The Company hereby indemnifies and agrees to hold each Holder and each of their affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) each Indemnified Party harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 28) paid by any Indemnified Party as a result of any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Preferred Shares or any other Transaction Document, and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within thirty (30) days from the date on which such Holder makes written demand therefor, which demand shall identify the nature and amount of such Taxes or Other Taxes.

(c) If the Company fails to perform any of its obligations under this Section 28, the Company shall indemnify such Holder for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Company under this Section 28 shall survive the repayment and/or conversion, as applicable, in full of the Preferred Shares and all other amounts payable with respect thereto.

(d) If any Indemnified Party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 28 (including by the payment of additional amounts pursuant to this Section 28), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 28 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including taxes) of such Indemnified Party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such Indemnified Party, shall repay to such Indemnified Party the amount paid over pursuant to this paragraph (d) (plus any penalties, interest, or other charges imposed by the relevant Governmental Authority) in the event that such Indemnified Party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (d), in no event will the Indemnified Party be required to pay any amount to an indemnifying party pursuant to this paragraph (d) the payment of which would place the Indemnified Party in a less favorable net after-Tax position than the Indemnified Party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (d) shall not be construed to require any Indemnified Party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

28. Severability. If any provision of this Certificate of Designations is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Certificate of Designations so long as this Certificate of Designations as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

29. Maximum Payments. Without limitation to the Share Exchange Agreement, nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the applicable Holder and thus refunded to the Company.

30. Shareholder Matters; Amendment.

(a) Shareholder Matters. Any shareholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the DGCL, the Certificate of Incorporation, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Company’s shareholders or at a duly called meeting of the Company’s shareholders, all in accordance with the applicable rules and regulations of the DGCL. This provision is intended to comply with the applicable sections of the DGCL permitting shareholder action, approval and consent affected by written consent in lieu of a meeting.

(b) Amendment. Except for Section 4(d) and this Section 31(b), which may not be amended or waived hereunder, this Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the DGCL, of the Required Holders, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the DGCL and the Certificate of Incorporation. Except (a) to the extent otherwise expressly provided in this Certificate of Designations or the Certificate of Incorporation with respect to voting or approval rights of a particular class or series of capital stock or (b) to the extent otherwise provided pursuant to the DGCL, the holders of each outstanding class or series of shares of the Company shall not be entitled to vote as a separate voting group on any amendment to the terms of this Certificate of Designations with respect to which such class or series would otherwise be entitled under the DGCL to vote as a separate voting group.

31. Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) “Additional Amount” means, as of the applicable date of determination, with respect to each Preferred Share, all declared and unpaid Dividends on such Preferred Share.

(d) “Adjusted Floor Price” means, as determined on any of (i) the six (6) month anniversary of the Stockholder Approval Date, (ii) the nine (9) month anniversary of the Stockholder Approval Date or (iii) the one (1) year anniversary of the Stockholder Approval Date, as applicable, (each, an “Floor Price Adjustment Date”), eighty (80%) of the Floor Price then in effect. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period.

(e) “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 8(a)) of shares of Common Stock (other than rights of the type described in Section 7(a) hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(f) “Affiliate” or “Affiliated” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(g) “Alternate Conversion Price” means, with respect to any Alternate Conversion that price which shall be the lowest of (i) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion, and (ii) the greater of (x) the Floor Price and (y) 80% of the lowest VWAP of the Common Stock during the five (5) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice (such period, the “Alternate Conversion Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Alternate Conversion Measuring Period.

(h) “Alternate Conversion Floor Amount” means an amount equal to the product obtained by multiplying (A) the higher of (I) the highest price that the Common Stock trades at on the Trading Day immediately preceding the relevant Alternate Conversion Date and (II) the applicable Alternate Conversion Price (or Alternate Volume Adjustment Conversion Price, if applicable) and (B) the difference obtained by subtracting (I) the number of shares of Common Stock delivered (or to be delivered) to such Holder on the applicable Share Delivery Deadline with respect to such Alternate Conversion from (II) the quotient obtained by dividing (x) the applicable Conversion Amount that such Holder has elected to be the subject of the applicable Alternate Conversion, by (y) the applicable Alternate Conversion Price (or Alternate Volume Adjustment Conversion Price, if applicable) without giving effect to clause (x) of such definition.

(i) “Alternate Volume Adjustment Conversion Price” means, with respect to any Eligible Alternate Volume Conversion Date, that price which shall be the lowest of (i) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion, and (ii) the greater of (x) the Floor Price and (y) 80% of the lowest VWAP of the Common Stock during the applicable Volume Adjustment Measurement Period. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Volume Adjustment Measurement Period.

(j) “Approved Stock Plan” means any employee benefit plan or agreement which has been approved by the Board prior to or subsequent to the Subscription Date pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, consultant or director for services provided to the Company in their capacity as such.

(k) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Initial Issuance Date, directly or indirectly managed or advised by a Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of such Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with such Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with such Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively such Holder and all other Attribution Parties to the Maximum Percentage.

(l) “Bloomberg” means Bloomberg, L.P.

(m) “Book-Entry” means each entry on the Register evidencing one or more Preferred Shares held by a Holder in lieu of a Preferred Share Certificate issuable hereunder.

(n) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in- place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any Governmental Authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(o) “Change of Control” means any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries. For the avoidance of doubt, the consummation of the transactions contemplated in connection with the Share Exchange Agreement to be entered into by the Company with the counterparties set forth therein shall not be considered a Change in Control hereunder.

(p) “Change of Control Election Price” means, with respect to any given Change of Control, such price equal to the greatest of (i) the product of (A) the Required Premium multiplied by (B) the Conversion Amount of the Preferred Shares subject to the applicable election, as applicable, (ii) the product of (A) the Conversion Amount of the Preferred Shares being exchanged, multiplied by (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the applicable Change of Control and (2) the public announcement of such Change of Control and ending on the date such Holder delivers the Change of Control Election Notice by (II) the Alternate Conversion Price then in effect, and (iii) the product of (A) the Conversion Amount of the Preferred Shares being exchanged multiplied by (B) the quotient of (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of Common Stock to be paid to such holders of the shares of Common Stock upon consummation of such Change of Control (any such non-cash consideration constituting publicly-traded securities shall be valued at the highest of the Closing Sale Price of such securities as of the Trading Day immediately prior to the consummation of such Change of Control, the Closing Sale Price of such securities on the Trading Day immediately following the public announcement of such proposed Change of Control and the Closing Sale Price of such securities on the Trading Day immediately prior to the public announcement of such proposed Change of Control) divided by (II) the Conversion Price then in effect.

(q) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 23. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

(r) “Closing Date” shall have the meaning set forth in the Share Exchange Agreement.

(s) “Code” means the Internal Revenue Code of 1986, as amended.

(t) “Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(u) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(v) “Conversion Floor Price Condition” means that the relevant Alternate Conversion Price (or Alternate Volume Adjustment Conversion Price, as applicable) is being determined based on clause (x) of such definitions.

(w) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(x) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market.

(aa) “Excluded Securities” means (i) shares of Common Stock or standard options to purchase Common Stock issued to directors, officers or employees of the Company for services rendered to the Company in their capacity as such pursuant to an Approved Stock Plan (as defined above), provided that the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Holders; (ii) shares of Common Stock issued upon the conversion or exercise, as applicable, of Convertible Securities or Options (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the Subscription Date, provided that the conversion price or exercise price, as applicable, of any such Convertible Securities or Options (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities or Options (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities or Options (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Holders; (iii) the shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the terms of this Certificate of Designations; provided, that the terms of this Certificate of Designations are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date); (iv) shares of Common Stock issued pursuant to a Permitted Equity Line; and (v) the securities to be issued in connection with the transactions contemplated pursuant to the Share Exchange Agreement to be entered into by the Company with the counterparties set forth therein.

(bb) “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Certificate of Designation (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

(cc) “Floor Price” means $1.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events), or, subject to the rules and regulations of the Principal Market, such lower price as the Company and the Required Holders may agree, from time to time; provided that on any Floor Price Adjustment Date, the Floor Price then in effect shall automatically lower to such applicable Adjusted Floor Price.

(dd) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Certificate of Designations calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(ee) “GAAP” means United States generally accepted accounting principles, consistently applied.

(ff) “Going Private Transaction” means any Change of Control (i) pursuant to which, the Company (and the Successor Entity, if applicable) ceases to have any securities registered under the 1934 Act or (ii) that results in the purchase and/or cancellation of all of the Common Stock of the Company solely for cash (and not in whole, or in part, for any other securities of any Person).

(gg) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(hh) “Governmental Authority” means any federal, foreign, state, county, municipal, provincial, or local governmental authority, court, judicial body, arbitration tribunal, government or self-regulatory organization, commission, tribunal or organization, or any regulatory, administrative, or other agency, or any political or other subdivision, department, commission, board, bureau, branch, division, ministry, or instrumentality of any of the foregoing.

(ii) “Indebtedness” means of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with United States generally accepted accounting principles consistently applied for the periods covered thereby (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with United States generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

(jj) “Intellectual Property Rights” means, with respect to the Company and its Subsidiaries, all of their rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor.

(kk) “Liquidation Event” means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries, taken as a whole.

(ll) “Market Price” means, with respect to any Adjustment Date, the Closing Bid Price of the Common Stock as of the Trading Day ended immediately prior to such applicable Adjustment Date.

(mm) “Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, if any, individually or taken as a whole, or on the transactions contemplated hereby or on the other Transaction Documents (as defined below), or by the agreements and instruments to be entered into in connection therewith or on the authority or ability of the Company to perform its obligations under the Transaction Documents.

(nn) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(oo) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(pp) “Permitted Equity Line” means an equity line of credit by and between the Company and an investor or any of their affiliates.

(qq) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(ss) “Principal Market” means, as of any time of determination, the principal trading market, if any, in which the shares of Common Stock then trade.

(rr) “Required Premium” means as applicable (i) 150% with respect to an Alternate Conversion pursuant to clause 5(a)(xv) above or (ii) otherwise, 125%.

(ss) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(tt) “Securities” means the Shares and Preferred Shares.

(uu) “Share Exchange Agreement” means that certain share exchange agreement by and among the Company,”), and Alterola Biotech Inc., EMC2 Capital LLC, and each of the persons listed on Schedule A thereto, dated as of the Subscription Date, as may be amended from time in accordance with the terms thereof.

(vv) “Stated Value” shall mean $1,000 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

(ww) “Stockholder Approval” means such approval as may be required by the applicable rules and regulations of Nasdaq (or any successor entity) from the stockholders of the Company with respect to the issuance of all of the Conversion Shares.

(xx) “Stockholder Approval Date” means the date on which Stockholder Approval is received and deemed effective under Delaware law.

(yy) “Subscription Date” means the date of signing of the Share Exchange Agreement.

(zz) “Subsequent Placement” means any direct, or indirect, issuance, offer, sale, grant of any option or right to purchase, or otherwise disposal of (or announcement of any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities, any debt, any preferred stock or any purchase rights) by the Company or any of its Subsidiaries.

(aaa) “Stock Combination Event” means the occurrence at any time and from time to time on or after the Subscription Date of any stock split, stock dividend, stock combination recapitalization or other similar transaction involving the Common Stock.

(bbb) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(ccc) “Subsidiary” shall have the meaning set forth in the Share Exchange Agreement.

(ddd) “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(eee) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the applicable Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(fff) “Transaction Documents” means the Share Exchange Agreement, the Series C Certificate of Designations, the Series C-1 Certificate of Designations, this Certificate of Designations and each of the other agreements and instruments entered into or delivered by the Company or any of the Holders in connection with the transactions contemplated by the Share Exchange Agreement, all as may be amended from time to time in accordance with the terms thereof.

(ggg) “VWAP” means, for any security as of any date, the dollar volume- weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 23. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

32. Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, from and after the Stockholder Approval Date, the Company shall on or prior to 9:00 am, New York city time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the applicable Holder explicitly in writing in such notice (or promptly (but no later than the next Business Day) following receipt of notice from such Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company promptly (but no later than the next Business Day) following receipt of notice from such Holder), such Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its

Subsidiaries.

33. Absence of Trading and Disclosure Restrictions. The Company acknowledges and agrees that no Holder is a fiduciary or agent of the Company and that each Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of such Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non- disclosure agreement, the Company acknowledges that each Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations of the Certificate of Incorporation of Protagenic Therapeutics, Inc. to be signed by an authorized officer on this 15th day of May, 2025.

PROTAGENIC THERAPEUTICS, INC.

By:	/s/ Alexander K. Arrow
Name:	Alexander K. Arrow
Title:	Chief Financial Officer

EXHIBIT I

PROTAGENIC THERAPEUTICS, INC.

CONVERSION NOTICE

Reference is made to the Protagenic Therapeutics, Inc., a Delaware corporation (the “Company”) establishing the terms, preferences and rights of the Series D Convertible Preferred Stock, $0.000001 par value (the “Preferred Shares”) of the Company (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of Preferred Shares indicated below into shares of common stock, $0.0001 value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion: ________________________________________________________________________

Aggregate number of Preferred Shares to be converted: __________________________________________

Aggregate Stated Value of such Preferred Shares to be converted: __________________________________

Aggregate accrued and unpaid Dividends with respect to such Preferred Shares to be converted: ____________________________________________

AGGREGATE CONVERSION AMOUNT TO BE CONVERTED: ________________________________________

Please confirm the following information:

Conversion Price: _______________________________________________________________________

Number of shares of Common Stock to be issued: _______________________________________________

☐ If this Conversion Notice is being delivered with respect to an Alternate Conversion, check here if Holder is electing to use the following Alternate Conversion Price: ___________________

Please issue the Common Stock into which the applicable Preferred Shares are being converted to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant: _________________________________________________________________

DTC Number: ___________________________________________________________________

Account Number: ________________________________________________________________

Date: ___________________________________ __, _____

________________________________________________
Name of Registered Holder

By:
Name:
Title:

Tax ID: __________________________________________

E-mail Address:

EXHIBIT II

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice, (b) certifies that the above indicated number of shares of Common Stock [are][are not] eligible to be resold by the applicable Holder either (i) pursuant to Rule 144 (subject to such Holder’s execution and delivery to the Company of a customary 144 representation letter) or (ii) an effective and available registration statement and (c) hereby directs ___________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _________________, 20_ from the Company and acknowledged and agreed to by _______________.

PROTAGENIC THERAPEUTICS, INC.

By:
Name:
Title:

Exhibit 4.1

[FORM OF WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1(a) OF THIS WARRANT.

PROTAGENIC THERAPEUTICS, Inc.

Warrant To Purchase Common Stock

Warrant No.:

Date of Issuance: [                   ], 20__ (“Issuance Date”)

Protagenic Therapeutics, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [BUYER], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Stockholder Approval Date (as defined below) (the “Initial Exercisability Date”), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), _________________ (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”, and such number of Warrant Shares, the “Warrant Number”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 19. This Warrant is one of the Warrants to Purchase Common Stock (the “SEA Warrants”) issued pursuant to Section 1 of that certain Share Exchange Agreement, dated as of May 15, 2025 (the “Subscription Date”), by and among the Company, Alterola Biotech Inc., a Nevada corporation, EMC2 Capital LLC, a Wyoming limited liability company and each of the persons listed on Schedule A thereto, as amended from time to time (the “Share Exchange Agreement”).

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Initial Exercisability Date (an “Exercise Date”), in whole or in part, by delivery (whether via e-mail or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Company in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares in accordance with the terms hereof. On the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. On or before the first (1st) Trading Day following the date on which the Company has received such Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Shares initiated on the applicable Exercise Date), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (“FAST”) and such Buyer has (i) resold shares of Common Stock in a manner described under the caption “Plan of Distribution” in a registration statement or pursuant to Rule 144 or other available exemption from registration under the 1933 Act and (ii) delivered to the Company, the Transfer Agent and counsel to the Company a customary seller’s representation letter and, if requested by the Transfer Agent, broker’s representation letter confirming the resale of such Securities in the manner described above, together with any other documentation reasonably required by the Transfer Agent and/or the Depository Trust Company and, if applicable and requested by the Company, a legal opinion of Buyer’s counsel that the sale of such shares of Common Stock did not require registration under the 1933 Act, in a form and substance reasonably satisfactory to the Company and its counsel (the “Resale Eligibility Conditions”), upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in FAST or the Resale Eligibility Conditions are not satisfied, upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be); provided, that the Holder shall be deemed to have waived any voting rights of any such Warrant Shares that may arise with respect to any record date during the period commencing on such Exercise Date, through, and including, such applicable Share Delivery Date (as defined below) (each, an “Exercise Period”), as necessary, such that the aggregate voting rights of any Common Stock (including such Warrant Shares) beneficially owned by the Holder and/or any Attribution Parties, collectively, on any such record date shall not exceed the Maximum Percentage (as defined below) as a result of any such exercise of this Warrant. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise and upon surrender of this Warrant to the Company by the Holder, then, at the request of the Holder, the Company shall as soon as practicable and in no event later than one (1) Business Day after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. Notwithstanding the foregoing, except in the case where an exercise of this Warrant is validly made pursuant to a Cashless Exercise, the Company’s failure to deliver Warrant Shares to the Holder on or prior to the later of (i) one (1) Trading Day after receipt of the applicable Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Shares initiated on the applicable Exercise Date) and (ii) one (1) Trading Day after the Company’s receipt of the Aggregate Exercise Price (or valid notice of a Cashless Exercise) (such later date, the “Share Delivery Date”) shall not be deemed to be a breach of this Warrant. From the Stockholder Approval Date through and including the Expiration Date, the Company shall maintain a transfer agent that participates in FAST.

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(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means 110% of the Closing Bid Price on the Trading Day immediately preceding the Stockholder Approval Date, subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities. If the Company shall fail, for any reason or for no reason, on or prior to the Share Delivery Date, either (I) if the Transfer Agent is not participating in FAST or the Resale Eligibility Conditions are not satisfied, to issue and deliver to the Holder (or its designee) a certificate for the number of Warrant Shares to which the Holder is entitled and register such Warrant Shares on the Company’s share register or, if the Transfer Agent is participating in FAST and the Resale Eligibility Conditions are satisfied, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise of this Warrant (as the case may be) (a “Delivery Failure”), and if on or after such Share Delivery Date the Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Company shall, within one (1) Business Day after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of Common Stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) (and to issue such Warrant Shares) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such Warrant Shares or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Warrant Shares multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Exercise Notice and ending on the date of such issuance and payment under this clause (ii) (the “Buy-In Payment Amount”). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Warrant as required pursuant to the terms hereof. While this Warrant is outstanding, the Company shall cause its transfer agent to participate in FAST. In addition to the foregoing rights, (i) if the Company fails to deliver the applicable number of Warrant Shares upon an exercise pursuant to Section 1 by the applicable Share Delivery Date, then the Holder shall have the right to rescind such exercise in whole or in part and retain and/or have the Company return, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an exercise shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise, and (ii) if a registration statement covering the issuance or resale of the Warrant Shares that are subject to an Exercise Notice is not available for the issuance or resale, as applicable, of such Warrant Shares and the Holder has submitted an Exercise Notice prior to receiving notice of the non-availability of such registration statement and the Company has not already delivered the Warrant Shares underlying such Exercise Notice electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, the Holder shall have the option, by delivery of notice to the Company, to (x) rescind such Exercise Notice in whole or in part and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an Exercise Notice shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise, and/or (y) switch some or all of such Exercise Notice from a cash exercise to a Cashless Exercise.

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(d) Cashless Exercise. Notwithstanding anything contained herein to the contrary (other than Section 1(f) below), if at the time of exercise hereof a registration statement is not effective (or the prospectus contained therein is not available for use) for the issuance by the Company to the Holder and/or resale by the Holder, as applicable, of all of the Warrant Shares then issuable hereunder (without regard to any limitations on exercise set forth herein), then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of Warrant Shares determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B = as elected by the Holder: (i) the VWAP of the shares of Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Exercise Notice or (z) the Bid Price of the shares of Common Stock as of the time of the Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 1(a) hereof, or (iii) the Closing Sale Price of the Common Stock on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day.

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

If the Warrant Shares are issued in a Cashless Exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the 1933 Act, the Warrant Shares take on the registered characteristics of the Warrants being exercised. For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Subscription Date, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Share Exchange Agreement.

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(e) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 15.

(f) Limitations on Exercises. The Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the Series D Preferred Stock and the other SEA Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f). For purposes of this Section 1(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be acquired pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of SEA Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

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(g) Reservation of Shares.

(i) Required Reserve Amount. So long as this Warrant remains outstanding, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock at least equal to 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under the SEA Warrants then outstanding (without regard to any limitations on exercise) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 1(g)(i) be reduced other than proportionally in connection with any exercise or redemption of SEA Warrants or such other event covered by Section 2(a) below. The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the SEA Warrants based on number of shares of Common Stock issuable upon exercise of SEA Warrants held by each holder on the Closing Date (without regard to any limitations on exercise) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s SEA Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any SEA Warrants shall be allocated to the remaining holders of SEA Warrants, pro rata based on the number of shares of Common Stock issuable upon exercise of the SEA Warrants then held by such holders (without regard to any limitations on exercise).

(ii) Insufficient Authorized Shares. If, notwithstanding Section 1(g)(i) above, and not in limitation thereof, at any time while any of the SEA Warrants remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the SEA Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its best efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure after the Stockholder Approval Date, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. After the Stockholder Approval Date, in the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Warrant due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Warrant exercisable into such Authorization Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 1(g); and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any Buy-In Payment Amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. Nothing contained in this Section 1(g) shall limit any obligations of the Company under any provision of the Share Exchange Agreement.

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2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a) Stock Dividends and Splits. Without limiting any provision of Section 3 or Section 4, if the Company, at any time on or after the Subscription Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

(b) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 2(a), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

(c) Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issuance or sale of Common Stock.

(d) Voluntary Adjustment By Company. Subject to the rules and regulations of the Principal Market and Section 2(e) below, the Company may at any time during the term of this Warrant, with the prior written consent of the holders of at least a majority of the outstanding Series D Preferred Stock (the “Required Holders”), reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

(e) Adjustment. If as of the Issuance Date (the “Adjustment Date”), the Exercise Price then in effect is greater than the lesser of (i) the closing price of the Common Stock on the Principal Market on the Trading Day immediately prior to the Adjustment Date and (ii) the quotient of (x) the sum of each closing price of the Common Stock on the Principal Market during the five (5) Trading Day period ending, and including the Trading Day immediately prior to the Adjustment Date, divided by (y) five (5) (the “Adjustment Price”), on the Adjustment Date the Exercise Price shall automatically lower to the Adjustment Price.

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3. RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above or Section 4 below, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution in excess of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to the extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Sections 2 or 3 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right in excess of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

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(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents (as defined in the Share Exchange Agreement) in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder, including agreements to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 1(f) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) (the “Corporate Event Consideration”) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

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(c) Change of Control Consideration Right. Notwithstanding the foregoing and the provisions of Section 4(b) above, at the request of the Holder delivered at any time commencing on the earliest to occur of (A) the public disclosure of any Change of Control, (B) the consummation of any Change of Control and (C) the Holder first becoming aware of any Change of Control through the date that is ninety (90) days after the public disclosure of the consummation of such Change of Control by the Company pursuant to a Current Report on Form 8-K filed with the SEC, the Company or the Successor Entity (as the case may be) shall exchange this Warrant for consideration equal to the Black Scholes Value of such portion of this Warrant subject to exchange (collectively, the “Aggregate Black Scholes Value”) in the form of, at the Company’s election (such election to pay in cash or by delivery of the Rights (as defined below), a “Consideration Election”), either (I) rights (with a beneficial ownership limitation in the form of Section 1(f) hereof, mutatis mutandis) (collectively, the “Rights”), convertible in whole, or in part, at any time, without the requirement to pay any additional consideration, at the option of the Holder, into such Corporate Event Consideration applicable to such Change of Control equal in value to the Aggregate Black Scholes Value (as determined with the fair market value of the aggregate number of Successor Shares (as defined below) issuable upon conversion of the Rights to be determined in increments of 10% (or such greater percentage as the Holder may notify the Company from time to time) of the portion of the Aggregate Black Scholes Value attributable to such Successor Shares (the “Successor Share Value Increment”), with the aggregate number of Successor Shares issuable upon exercise of the Rights with respect to the first Successor Share Value Increment determined based on 70% of the Closing Bid Price of the Successor Shares on the date the Rights are issued and on each of the nine (9) subsequent Trading Days, in each case, the aggregate number of additional Successor Shares issuable upon exercise of the Rights shall be determined based upon a Successor Share Value Increment at 70% of the Closing Bid Price of the Successor Shares in effect for such corresponding Trading Day (such ten (10) Trading Day period commencing on, and including, the date the Rights are issued, the “Rights Measuring Period”)), or (II) in cash; provided, that the Company shall not consummate a Change of Control if the Corporate Event Consideration includes capital stock or other equity interest (the “Successor Shares”) either in an entity that is not listed on an Eligible Market or an entity in which the daily share volume for the applicable Successor Shares for each of the twenty (20) Trading Days prior to the date of consummation of such Change of Control is less than the aggregate number of Successor Shares issuable to the Holder upon conversion in full of the applicable Rights (without regard to any limitations on conversion therein, assuming the exercise in full of the Rights on the date of issuance of the Rights and assuming the Closing Bid Price of the Successor Shares for each Trading Day in the Rights Measuring Period is the Closing Bid Price on the Trading Day ended immediately prior to the time of consummation of the Change of Control). The Company shall give the Holder written notice of each Consideration Election at least twenty (20) Trading Days prior to the time of consummation of such Change of Control. Payment of such amounts or delivery of the Rights, as applicable, shall be made by the Company (or at the Company’s direction) to the Holder on the later of (x) the second (2nd) Trading Day after the date of such request and (y) the date of consummation of such Change of Control (or, with respect to any Right, if applicable, such later time that holders of shares of Common Stock are initially entitled to receive Corporate Event Consideration with respect to the shares of Common Stock of such holder). Any Corporate Event Consideration included in the Right, if any, pursuant to this Section 4(c) is pari passu with the Corporate Event Consideration to be paid to holders of shares of Common Stock and the Company shall not permit a payment of any Corporate Event Consideration to the holders of shares of Common Stock without on or prior to such time delivering the Right to the Holder hereunder.

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(d) Company Optional Going Private Redemption. Notwithstanding the foregoing and the provisions of Section 4(b) above, after the Stockholder Approval Date the Company shall have the right, with prior written notice delivered to the Holder, not more than twenty (20) Trading Days and not less than ten (10) Trading Days prior to the time of consummation of a Going Private Transaction, to redeem all, but not less than all, of this Warrant at a price in cash equal to the Company Black Scholes Value for this Warrant. Payment of such amounts shall be made by the Company (or at the Company’s direction) to the Holder on the date of consummation of such Going Private Transaction (the “Redemption Date”). Notwithstanding anything herein to the contrary, at any time prior to the later of (x) the time such Company Black Sholes Value has been paid in full to the Holder in cash and (y) the Redemption Date, this Warrant may be exercised, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 1 and the Company Black Scholes Value to be paid on the Redemption Date shall be adjusted accordingly. For the avoidance of doubt, (A) if both the Company and the Holder elects to effect a redemption pursuant to this Section 4 the redemption pursuant to Section 4(c) shall govern such Going Private Transaction and (B) the Company may only elect to effect a redemption pursuant to this Section 4(d) if the Company Black Scholes Value is to be paid in cash.

(e) Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Third Amended and Restated Certificate of Incorporation, Second Amended and Restated Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant. Notwithstanding anything herein to the contrary, if after the sixty (60) calendar day anniversary of the Issuance Date, the Holder is not permitted to exercise this Warrant in full for any reason (other than pursuant to restrictions set forth in Section 1(f) hereof), the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to permit such exercise into shares of Common Stock.

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6. WARRANT HOLDER NOT DEEMED A SHAREHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock shall be given.

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(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9.8 of the Share Exchange Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant (other than the issuance of shares of Common Stock upon exercise in accordance with the terms hereof), including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s), (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock or (B) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder, and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries (as defined in the Share Exchange Agreement), from and after the Stockholder Approval Date the Company shall simultaneously file such notice with the SEC (as defined in the Share Exchange Agreement) pursuant to a Current Report on Form 8-K. If the Company or any of its Subsidiaries provides material non-public information to the Holder, from and after the Stockholder Approval Date, that is not simultaneously filed in a Current Report on Form 8-K and the Holder has not agreed to receive such material non-public information, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to any of the foregoing not to trade on the basis of, such material non-public information. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9. DISCLOSURE. Upon delivery by the Company to the Holder (or receipt by the Company from the Holder) of any notice in accordance with the terms of this Warrant, from and after the Stockholder Approval Date, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the Holder explicitly in writing in such notice (or immediately upon receipt of notice from the Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from the Holder), the Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries.

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10. ABSENCE OF TRADING AND DISCLOSURE RESTRICTIONS. The Company acknowledges and agrees that the Holder is not a fiduciary or agent of the Company and that the Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of the Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that the Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.

11. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(f) and this Section 11) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

12. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

13. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Delaware, without giving effect to any provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth in Section 9.8 of the Share Exchange Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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14. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date (as defined in the Share Exchange Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

15. DISPUTE RESOLUTION.

.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to the Exercise Price, the Closing Sale Price, the Bid Price, Black Scholes Value or fair market value or the arithmetic calculation of the number of Warrant Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via electronic mail (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, such Closing Sale Price, such Bid Price, Black Scholes Value or such fair market value or such arithmetic calculation of the number of Warrant Shares (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, with the consent of the Company (not to be unreasonably or untimely withheld, conditioned or delayed), select an independent, reputable investment bank to resolve such dispute.

(ii) The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 15 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

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(iii) The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne by the party in whose favor the investment bank decides such dispute or, in the event that the investment bank determines that the applicable calculation is in between the amounts submitted by the Company and such Holder, then half of such fees and expenses shall be borne by the Company and half of such fees and expenses shall be borne by the Holder, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 15 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the rules then in effect under Delaware Rapid Arbitration Act, as amended, (ii) the terms of this Warrant and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Warrant and any other applicable Transaction Documents, (iii) each party shall have the right to submit any dispute described in this Section 15 to any state or federal court sitting in Wilmington, Delaware in lieu of utilizing the procedures set forth in this Section 15 and (iv) nothing in this Section 15 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 15).

16. REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Warrant. Each party agrees that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

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17. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Warrant, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

18. TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by Section 5.12 of the Share Exchange Agreement.

19. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

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(c) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(d) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(e) “Bid Price” means, for any security as of the particular time of determination, the bid price for such security on the Principal Market as reported by Bloomberg as of such time of determination, or, if the Principal Market is not the principal securities exchange or trading market for such security, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices) as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(f) “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 4(c), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to Section 4(c) and (2) the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 4(c), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 4(c) and (2) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Holder’s request pursuant to Section 4(c) if such request is prior to the date of the consummation of the applicable Fundamental Transaction, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 100% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Fundamental Transaction and (B) the date of the Holder’s request pursuant to Section 4(c).

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(g) “Bloomberg” means Bloomberg, L.P.

(h) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(i) “Change of Control” means any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries. For the avoidance of doubt, the consummation of any transaction involving the Company of which the Holders may be aware of or are made aware of by the Company, if any, at the time of the filing of the Share Exchange Agreement, as applicable, shall not constitute a Change of Control transaction.

(j) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

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(k) “Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(l) “Company Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the applicable Redemption Date, which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Change of Control (or the consummation of the applicable Change of Control, if earlier) and ending on such Redemption Date and (2) the sum of the price per share being offered in cash in the applicable Change of Control (if any) plus the value of the non-cash consideration being offered in the applicable Change of Control (if any), (ii) a strike price equal to the Exercise Price in effect on the Redemption Date, (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the Redemption Date and (2) the remaining term of this Warrant as of the Redemption Date, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 100% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Change of Control, (B) the consummation of the applicable Change of Control and (C) the date on which the Required Holders first became aware of the applicable Change of Control

(m) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(n) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the Principal Market.

(o) “Expiration Date” means the date that is the third anniversary of the Initial Exercisability Date or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

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(p) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

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(q) “Going Private Transaction” means any Change of Control (i) pursuant to which, the Company (and the Successor Entity, if applicable) ceases to have any securities registered under the 1934 Act or (ii) that results in the purchase and/or cancellation of all of the Common Stock of the Company solely for cash (and not in whole, or in part, for any other securities of any Person).

(r) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(s) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(t) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(u) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(v) “Principal Market” means, as of any time of determination, the principal trading market, if any, in which the shares of Common Stock then trade.

(w) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(x) “Series D Certificate of Designations” has the meaning ascribed to such term in the Share Exchange Agreement.

(y) “Series D Preferred Stock” has the meaning ascribed to such term in the Share Exchange Agreement, and shall include all shares of preferred stock issued in exchange therefor or replacement thereof.

(z) “Stockholder Approval” means such approval as may be required by the applicable rules and regulations of Nasdaq (or any successor entity) from the stockholders of the Company.

(aa) “Stockholder Approval Date” means the date on which Stockholder Approval is received and deemed effective under Delaware law.

(bb) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

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(cc) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(dd) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(ee) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

PROTAGENIC THERAPEUTICS, INC.
By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

PROTAGENIC THERAPEUTICS, INC.

The undersigned holder hereby elects to exercise the Warrant to Purchase Common Stock No. _______ (the “Warrant”) of Protagenic Therapeutics, Inc., a Delaware corporation (the “Company”) as specified below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Aggregate Exercise Price shall be made as:

☐	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

☐	a “Cashless Exercise” with respect to _______________ Warrant Shares.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that (i) this Exercise Notice was executed by the Holder at __________ [a.m.][p.m.] on the date set forth below and (ii) if applicable, the Bid Price as of such time of execution of this Exercise Notice was $________.

2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, __________ shares of Common Stock in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐	Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Date: _____________ __, ____

_________________________
Name of Registered Holder

By:
Name:
Title:

Tax ID:__________________________________________

Facsimile:________________________________________

E-mail Address:___________________________________

EXHIBIT B

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs ______________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _________, 202_, from the Company and acknowledged and agreed to by _______________.

PROTAGENIC THERAPEUTICS, INC.

By:
Name:
Title:

Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of May 15, 2025, by and between Protagenic Therapeutics, Inc., a Delaware corporation (the “Company”), Alterola Biotech Inc., a Nevada corporation (“Alterola”) and EMC2 Capital LLC (“EMC2”).

This Agreement is made in connection with the Share Exchange Agreement, dated as of May 15, 2025 (the “Share Exchange Agreement”), by and between the Company and Alterola and EMC2. For purposes of this Agreement, we also refer to Alterola and EMC2, including their respective successors and assigns, as the Holders, and individually as a Holder (as such term is defined herein).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Holder agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Share Exchange Agreement. As used in this Agreement, the following terms shall have the following meanings:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.

1.2 “Board of Directors” means the board of directors of the Company.

1.3 “Common Stock” means shares of the Company’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

1.4 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.5 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.6 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

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1.7 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.8 “Holder” means any holder of shares of Registrable Securities who is a party to this Agreement.

1.9 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.10 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.11 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.12 “Preferred Stock” means the Series C Non-Voting Convertible Preferred Stock, par value $0.000001, of the Company, together with the Series C-1 Non-Voting Convertible Preferred Stock, par value $0.000001, and the Series D Non-Voting Convertible Preferred Stock, par value $0.000001, of the Company.

1.13 “Registrable Securities” means (i) the Purchaser Common Stock Payment Shares; (ii) shares of Common Stock issuable or issued upon conversion of shares of the Purchaser Preferred Stock Payment Shares; (iii) shares of Common Stock underlying or issuable upon conversion or exercise of the Preferred Closing Consideration; (iv) any shares of Common Stock, or any shares of Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Holders on or prior to the date hereof; and (v) any securities of the Company issued with respect to the securities referenced in clauses (i) through (iv) by way of any stock dividend or stock split or in connection with any merger, combination, recapitalization, share exchange, consolidation, reorganization or other similar transaction, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 3.1.

1.14 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.15 “SEC” means the Securities and Exchange Commission.

1.16 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.17 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.18 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

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2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If, at any time after September 1, 2025, the Company receives a request from Holders of at least forty percent (40%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least forty percent (40%) of the Registrable Securities then outstanding; provided, that, if at the time of such request, the only Holders are Alterola and EMC2, there shall be no threshold percent to make such request and such threshold percent that must be covered by such request shall be thirty percent (30%) (or, in each case, a lesser percent if the anticipated aggregate offering price, net of Selling Expenses, would exceed $10,000,000), then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders (if any); and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering the resale of all Registrable Securities that the Initiating Holders requested to be registered and, if applicable, any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given and, in each case, subject to the limitations of Sections 2.1(c) and 2.3.

(b) Form S-3 Demand. If, at any time after September 1, 2025 when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $7,500,000; provided, that, if at the time of such request, the only Holders are Alterola and EMC2, there shall be no threshold percent to make such request and the anticipated aggregate offering price, net of Selling Expenses, must be at least $1,000,000, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders (if any); and (ii) as soon as practicable, and in any event within thirty (30) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering the resale of all Registrable Securities that the Initiating Holders requested to be registered and, if applicable, any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within fifteen (15) days of the date the Demand Notice is given and, in each case, subject to the limitations of Sections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s Chief Executive Officer stating that, in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or the Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period.

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(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected three (3) registrations pursuant to Section 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred twenty (120) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Section 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for the purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for the purposes of this Section 2.1(d); provided that if such withdrawal is during a period the Company has deferred taking action pursuant to Section 2.1(c), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for the purposes of this Section 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders of the Company other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash, the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Board of Directors and shall be reasonably acceptable to each of Alterola and EMC2, or if other Initiating Holders are involved in such underwriting, a majority of the interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

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(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders of the Company to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For the purposes of the provision in Section 2.3(a) and Section 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company or corporation, the partners, members, retired partners, retired members, stockholders and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to be declared effective by the Commission as soon as practicable thereafter and (i) upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, the Company shall use its commercially reasonable efforts to keep the registration statement continuously effective until the date that all such Registrable Securities registered thereunder have been sold thereunder or pursuant to SEC Rule 144;

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(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s directors, officers, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

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In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings or qualifications pursuant to Section 2, including all registration, filing and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $25,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Sections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Sections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, directors, officers and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person or other aforementioned Person expressly for use in connection with such registration.

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(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions or other actions that resulted in such loss, claim, damage, liability or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

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(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of this Agreement;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

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2.10 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred twenty (120) days), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.11 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holder only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with such registration are intended third-party beneficiaries of this Section 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.11, or that are necessary to give further effect thereto, or that are customary under the circumstances. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Company stockholders that are subject to such agreements, based on the number of shares subject to such agreements.

3. Miscellaneous.

3.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such a Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall, as a condition to the applicable transfer, establish a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.2 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

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3.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices.

(a) All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on the signature pages hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address or address as subsequently modified by written notice given in accordance with this Section 3.5. If notice is given to the Company, a copy shall also be sent to Duane Morris LLP, 1540 Broadway, New York, NY 10036 Attn: Dean M. Colucci, E-mail: dmcolucci@duanemorris.com. If notice is given to Alterola and EMC2, a copy shall also be sent to Miramar Law Group, 701 Anacapa Street, Suite C, Santa Barbara, CA 93101 Attn: Catherine Evans, E-mail: cevans@miramarlawgroup.com.

(b) Consent to Electronic Notice. Each Holder consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address as on the books of the Company. Each Holder agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.

3.6 Amendments and Waivers. Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, (a) this Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Holder without the written consent of such Holder, unless such amendment, modification, termination, or waiver applies to all Holders in the same fashion. Any amendment, modification, termination, or waiver effected in accordance with this Section 3.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

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3.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

3.8 Aggregation of Stock. All Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliates may apportion such rights as among themselves in any manner they deem appropriate.

3.9 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

3.10 Dispute Resolution. In any action of proceeding between any of the parties arising out of or relating to this Agreement, each of the parties (a) hereby irrevocably and unconditionally consent and submit to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agree that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 3.10, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

Waiver of Jury Trial: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

3.11 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

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[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PROTAGENIC THERAPEUTICS, INC.

By:
Name:
Title:

[Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ALTEROLA BIOTECH INC.

By:
Name:	Colin Stott
Title:	Chief Operating Officer

ADDRESS FOR NOTICE

Miramar Law Group 701 Anacapa Street, Suite C Santa Barbara, CA 93101
Attention: Catherine Evans
Email: cevans@miramarlawgroup.com

[Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

EMC2 CAPITAL LLC

By:
Name:	Barrett Evans
Title:	Managing Member

ADDRESS FOR NOTICE

Miramar Law Group 701 Anacapa Street, Suite C Santa Barbara, CA 93101
Attention: Catherine Evans
Email: cevans@miramarlawgroup.com

[Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

EQUITY TRUST COMPANY FBO BRYAN SWEELEY

By:
Name:
Title:

LEONITE FUND 1, LP

By:
Name:
Title:

BIGGER CAPITAL FUND LP

By:
Name:
Title:

DISTRICT 2 CAPITAL

By:
Name:
Title:

ARENA CAPITAL - ASOF

By:
Name:
Title:

ARENA CAPITAL - ASOFI

By:
Name:
Title:

ARENA CAPITAL - ASOFII

By:
Name:
Title:

WALLEYE OPPORTUNITIES MASTER FUND LTD

By:
Name:
Title:

MACRAB LLC

By:
Name:
Title:

DRAGON DYNAMIC CATALYTIC BRIDGE SAC FUND

By:
Name:
Title:

[Registration Rights Agreement]

PROACTIVE CAPITAL PARTNERS LP

By:
Name:
Title:

BRITTA EVANS

JAMES HOPKINS

MASTHILL FUND LP

By:
Name:
Title:

JEFFERSON STREET CAPITAL

By:
Name:
Title:

MAMMOTH CREST CAPITAL LLC

By:
Name:
Title:

RFO HOLDINGS LTD

By:
Name:
Title:

NCORNER MANAGEMENT LLC

By:
Name:
Title:

[Registration Rights Agreement]

Exhibit 10.2

FORM OF PURCHASER STOCKHOLDER SUPPORT AGREEMENT

Protagenic Therapeutics, Inc.

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”), dated as of May 15, 2025 (the “Effective Date”), is made by and between Protagenic Therapeutics, Inc., a Delaware corporation (“Purchaser”), and the undersigned holder (“Stockholder”) of shares of capital stock (the “Shares”) of Purchaser.

WHEREAS, Purchaser and Alterola Biotech Inc., a Nevada corporation (“Alterola”), EMC2 Capital LLC, a Wyoming limited liability company (“EMC2” and, together with Alterola, “Sellers” and each, a “Seller”) and each of the persons listed on Schedule A of the Share Exchange Agreement (the “Preferred Stockholders”), have entered into a Share Exchange Agreement, dated as of May 15, 2025 (the “Exchange Agreement”), pursuant to which Purchaser is acquiring 100% of the issued and outstanding shares in the share capital of Phytanix Bio, a Nevada corporation, from Sellers in exchange for the consideration set forth therein;

WHEREAS, as of the Effective Date, Stockholder beneficially owns (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and has sole or shared voting power with respect to the number of Shares, and holds options to purchase shares of Purchaser Common Stock (“Purchaser Options”), in each case in the number of Shares indicated opposite Stockholder’s name on Schedule 1 attached hereto;

WHEREAS, as an inducement and a condition to the willingness of Purchaser and Sellers to enter into the Exchange Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder has agreed to enter into and perform this Agreement; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Exchange Agreement.

NOW, THEREFORE, in consideration of, and as a condition to Purchaser and Sellers’ entering into the Exchange Agreement and proceeding with the transactions contemplated thereby, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder and Purchaser agree as follows:

1.	Agreement to Vote Shares. Stockholder agrees that, prior to the Expiration Date (as defined in Section 2 below), at any meeting of the stockholders of Purchaser or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of Purchaser, with respect to the Purchaser Stockholder Matters, Stockholder shall, or shall cause the holder of record on any applicable record date to:

(a)	appear at such meeting or otherwise cause the Shares and any New Shares (as defined in Section 3 below) to be counted as present thereat (in person or by proxy) for purposes of calculating a quorum;

(b)	from and after the date hereof until the Expiration Date, vote (or cause to be voted), or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares and any New Shares that Stockholder shall be entitled to so vote: (i) in favor of the Purchaser Stockholder Matters and any matter that could reasonably be expected to facilitate the Purchaser Stockholder Matters; and (ii) to approve any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Purchaser Stockholder Matters on the date on which such meeting is held. Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.

2.	Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earliest to occur of (a) the effective time of the approval of the Purchaser Stockholder Matters, (b) upon mutual written agreement of each Seller, the Purchaser and Stockholder to terminate this Agreement or (c) 12 months following the date of this Agreement.

3.	Additional Purchases. Stockholder agrees that any shares of capital stock or other equity securities of Purchaser that Stockholder purchases or with respect to which Stockholder otherwise acquires sole or shared voting power (including any proxy) after the execution of this Agreement and prior to the Expiration Date, whether by the exercise of any Purchaser Options or otherwise, including, without limitation, by gift, succession, in the event of a stock split or as a dividend or distribution of any Shares (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Shares.

4.	Share Transfers. From and after the date hereof until the Expiration Date, Stockholder shall not, directly or indirectly, (a) sell, assign, transfer, tender, or otherwise dispose of (including, without limitation, by the creation of any Liens (as defined in Section 5(c) below)) any Shares or any New Shares acquired, (b) deposit any Shares or New Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to such Shares or New Shares or grant any proxy or power of attorney with respect thereto (other than this Agreement), (c) enter into any Contract, option, commitment or other arrangement or understanding with respect to the direct or indirect sale, transfer, assignment or other disposition of (including, without limitation, by the creation of any Liens) any Shares or New Shares, or (d) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder’s obligations under this Agreement. Notwithstanding the foregoing, Stockholder may make (1) transfers by will or by operation of Law or other transfers for estate-planning purposes, in which case this Agreement shall bind the transferee, (2) with respect to Stockholder’s Purchaser Options which expire on or prior to the Expiration Date, transfers, sale, or other disposition of Shares or New Shares to Purchaser as payment for the (i) exercise price of Stockholder’s Purchaser Options and (ii) taxes applicable to the exercise of Stockholder’s Purchaser Options, and (3) if Stockholder is a partnership or limited liability company, a transfer to one or more partners or members of Stockholder or to an Affiliated corporation, trust or other Entity under common control with Stockholder, or if Stockholder is a trust, a transfer to a beneficiary, provided that, in each such case the applicable transferee has signed a voting agreement in substantially the form hereof or joinder to this Agreement. If any voluntary or involuntary transfer of any Shares or New Shares covered hereby shall occur (including a transfer or disposition permitted by Section 4(1) through Section 4(3), sale by a Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), (x) the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares or New Shares subject to all of the restrictions, Liabilities and rights under this Agreement, which shall continue in full force and effect, and the transferee shall agree in writing to be bound by the terms and conditions of this Agreement or executes a joinder to this Agreement, in a form reasonably acceptable to Purchaser and each Seller, and either the Stockholder or the transferee provides Purchaser and Sellers with a copy of such agreement promptly upon consummation of any such transfer. Any Transfer in violation of this Section 4 shall be null and void.

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5.	Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Purchaser and each Seller as follows:

(a)	If Stockholder is an Entity: (i) Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or constituted, (ii) Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby, and (iii) the execution and delivery of this Agreement, performance of Stockholder’s obligations hereunder and the consummation of the transactions contemplated hereby by Stockholder have been duly authorized by all necessary action on the part of Stockholder and no other proceedings on the part of Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. If Stockholder is an individual, Stockholder has the legal capacity to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby;

(b)	this Agreement has been duly executed and delivered by or on behalf of Stockholder and, assuming this Agreement constitutes a valid and binding agreement of Purchaser, constitutes a valid and binding agreement with respect to Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of Law or a court of equity and by bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally;

(c)	Stockholder beneficially owns the number of Shares indicated opposite Stockholder’s name on Schedule 1, and will own any New Shares, free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever (“Liens”), and has sole or shared, and otherwise unrestricted, voting power with respect to such Shares or New Shares and none of the Shares or New Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares or the New Shares, except as contemplated by this Agreement;

(d)	the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his, her or its obligations hereunder and the compliance by Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Liens on any Shares or New Shares pursuant to, any agreement, instrument, note, bond, mortgage, Contract, lease, license, permit or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or any Law, statute, rule or regulation to which Stockholder is subject or, in the event that Stockholder is a corporation, partnership, trust or other Entity, any bylaw or other Organizational Document of Stockholder; except for any of the foregoing as would not reasonably be expected to prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect;

(e)	the execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body or regulatory authority by Stockholder except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect;

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(f)	no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Purchaser in respect of this Agreement based upon any Contract made by or on behalf of Stockholder; and

(g)	as of the date of this Agreement, there is no Legal Proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder that would reasonably be expected to prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect.

6.	Irrevocable Proxy. Subject to the final sentence of this Section 6, by execution of this Agreement, Stockholder does hereby appoint Purchaser and any of its designees with full power of substitution and resubstitution, as Stockholder’s true and lawful attorney and irrevocable proxy, to the fullest extent of Stockholder’s rights with respect to the Shares or New Shares, to vote and exercise all voting and related rights, including the right to sign Stockholder’s name (solely in its capacity as a stockholder) to any stockholder consent, if Stockholder is unable to perform or otherwise does not perform his, her or its obligations under this Agreement, with respect to such Shares solely with respect to the matters set forth in Section 1 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Date, hereby revokes any proxy previously granted by Stockholder with respect to the Shares or New Shares and represents that none of such previously-granted proxies are irrevocable. The irrevocably proxy and power of attorney granted herein shall survive the death or incapacity of Stockholder and the obligations of Stockholder shall be binding on Stockholder’s heirs, personal representatives, successors, transferees and assigns. Stockholder hereby agrees not to grant any subsequent powers of attorney or proxies with respect to any Shares or New Shares with respect to the matters set forth in Section 1 until after the Expiration Date. The Stockholder hereby affirms that the proxy set forth in this Section 6 is given in connection with and granted in consideration of and as an inducement to Sellers and Purchaser to enter into the Exchange Agreement and that such proxy is given to secure the obligations of the Stockholder under Section 1. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date.

7.	Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof without the need of posting bond in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity.

8.	Directors and Officers. This Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of Purchaser and/or holder of Purchaser Options and not in Stockholder’s capacity as a director, officer or employee of Purchaser or in Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or require Stockholder to attempt to) limit or restrict a director and/or officer of Purchaser in the exercise of his or her fiduciary duties as a director and/or officer of Purchaser or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of Purchaser or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

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9.	No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Sellers any direct or indirect ownership or incidence of ownership of or with respect to any Shares or New Shares. All rights, ownership and economic benefits of and relating to the Shares or New Shares shall remain vested in and belong to Stockholder, and Sellers do not have authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Purchaser or exercise any power or authority to direct Stockholder in the voting of any of the Shares or New Shares, except as otherwise provided herein.

10.	Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, nothing set forth in this Section 10 or elsewhere in this Agreement shall relieve any party from liability for any fraud or for any willful and material breach of this Agreement prior to termination hereof.

11.	Further Assurances. Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as each Seller or Purchaser may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and the Contemplated Transactions.

12.	Disclosure. Stockholder hereby agrees that Purchaser and Sellers may publish and disclose in any registration statement, any prospectus filed with any regulatory authority in connection with the Contemplated Transactions and any related documents filed with such regulatory authority and as otherwise required by Law, Stockholder’s identity and ownership of Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and may further file this Agreement as an exhibit to any registration statement or prospectus or in any other filing made by Purchaser or Sellers as required by Law or the terms of the Exchange Agreement, including with the SEC or other regulatory authority, relating to the Contemplated Transactions, all subject to prior review and an opportunity to comment by Stockholder’s counsel. Prior to the Closing, Stockholder shall not, and shall use its reasonable best efforts to cause its representatives not to, directly or indirectly, make any press release, public announcement or other public communication that criticizes or disparages this Agreement or the Exchange Agreement or any of the Contemplated Transactions, without the prior written consent of Purchaser and each Seller, provided that, the foregoing shall not limit or affect any actions taken by Stockholder (or any affiliated officer or director of Stockholder) that would be permitted to be taken by Stockholder, Purchaser or Sellers pursuant to the Exchange Agreement; provided, further, that the foregoing shall not effect any actions of Stockholder the prohibition of which would be prohibited under applicable Law.

13.	Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery), by electronic transmission (providing confirmation of transmission) to Sellers or Purchaser, as the case may be, in accordance with Section 8.8 of the Exchange Agreement and to Stockholder at his, her or its address or email address (providing confirmation of transmission) set forth on Schedule 1 (or at such other address for a party as shall be specified by like notice).

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14.	Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

15.	Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of a party’s rights or obligations hereunder may be assigned or delegated by such party without the prior written consent of the other parties hereto, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such party without the other party’s prior written consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

16.	No Waivers. No waivers of any breach of this Agreement extended by Sellers or Purchaser to Stockholder shall be construed as a waiver of any rights or remedies of Sellers or Purchaser, as applicable, with respect to any other stockholder of Purchaser who has executed an agreement substantially in the form of this Agreement with respect to Shares or New Shares held or subsequently held by such stockholder or with respect to any subsequent breach of Stockholder or any other stockholder of Purchaser. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

17.	Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the state of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws. In any action or Legal Proceeding between any of the parties arising out of or relating to this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (b) agrees that all claims in respect of such action or Legal Proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 17, (c) waives any objection to laying venue in any such action or Legal Proceeding in such courts, (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party, and (e) agrees that service of process upon such party in any such action or Legal Proceeding shall be effective if notice is given in accordance with Section 13 of this Agreement.

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18.	Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR LEGAL PROCEEDING RELATED TO OR ARISING OUT OF THIS AGREEMENT, ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH AND THE MATTERS CONTEMPLATED HEREBY AND THEREBY.

19.	No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Purchaser Board has approved, for purposes of any applicable anti-takeover Laws and regulations and any applicable provision of the certificate of incorporation of Purchaser, the Exchange Agreement and the Contemplated Transactions, (b) the Exchange Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

20.	Entire Agreement; Counterparts; Exchanges by Electronic Transmission. This Agreement and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all parties by electronic transmission via “.pdf” shall be sufficient to bind the parties to the terms and conditions of this Agreement.

21.	Amendment. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed on behalf of each party hereto; provided, however, that the rights or obligations of any Stockholder may be waived, amended or otherwise modified in a writing signed by Purchaser (for the avoidance of doubt, with the prior written approvals required by Section 4.1 of Purchaser’s Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock, by Section 4.1 of Purchaser’s Certificate of Designation of Preferences, Rights and Limitations of Series C-1 Non-Voting Convertible Preferred Stock), Sellers and Stockholder and by Section 11 of Purchaser’s Certificate of Designation of Rights and Preferences of Series D Convertible Preferred Stock.

22.	Fees and Expenses. Except as otherwise specifically provided herein, the Exchange Agreement or any other agreement contemplated by the Exchange Agreement to which a party hereto is a party, each party hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

23.	Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties. Each of the parties hereby acknowledges, represents and warrants that (a) it has read and fully understood this Agreement and the implications and consequences thereof; (b) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (c) it is fully aware of the legal and binding effect of this Agreement.

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24.	Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered or sent if delivered in person or sent by email (without receiving a failure of delivery message in return) or, to the extent not delivered on a Business Day during business hours, on the next Business Day, (ii) on the fifth Business Day after dispatch by registered or certified mail, or (iii) on the next Business Day if transmitted by national overnight courier, in each case as follows (or at such other address for a party as shall be specified by like notice):

(i)	If to Purchaser, to:

Protagenic Therapeutics, Inc.

149 Fifth Avenue

New York, NY 10010

Attention: Alexander K. Arrow

Email Address: alex.arrow@protagenic.com

with a copy to (which shall not constitute notice):

Duane Morris LLP

200 Campus Drive, Suite 300

Florham Park, NJ 07932

United States

Attention: Dean M. Colucci

Email: dmcolucci@duanemorris.com

(ii)	If to the Stockholder, to the address or email address of the Stockholder set forth on Schedule 1.

(iii)	If to Alterola, to:

Alterola Biotech Inc.

47 Hamilton Squa

Birkenhead Merseysid

ENG CH41 5AR

Attention: Colin Stott

Email: cs@alterolabio.com

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with copies (which shall not constitute notice) to:

Miramar Law Group

701 Anacapa Street, Suite C

Santa Barbara, CA 93101

Attention: Catherine Evans

Email: cevans@miramarlawgroup.com

(iv)	If to EMC2, to:

EMC2 Capital LLC

701 Anacapa Street, Suite C

Santa Barbara, CA 93101

Attention: Barrett Evans

Email: bevans@emc2capital.com

with copies (which shall not constitute notice) to:

Miramar Law Group

701 Anacapa Street, Suite C

Santa Barbara, CA 93101

Attention: Catherine Evans

Email: cevans@miramarlawgroup.com

25.	Construction.

(a)	For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b)	The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)	As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)	Except as otherwise indicated, all references in this Agreement to “Sections,” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement, respectively.

(e)	The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Remainder of Page Has Intentionally Been Left Blank]

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EXECUTED as of the date first above written.

Name:
Title:

[Signature Page to Support Agreement]

EXECUTED as of the date first above written.

PROTAGENIC THERAPEUTICS, INC.

By:
Name:
Title:

[Signature Page to Support Agreement]

ACKNOWLEDGED:

ALTEROLA BIOTECH INC.

By:
Name:	Colin Stott
Title:	Chief Operating Officer

EMC2 CAPITAL LLC

By:
Name:	Barrett Evans
Title:	Managing Member

[Signature Page to Support Agreement]

Schedule 1

Name, Address and Email Address of Stockholder	Shares of Purchaser Common Stock	Purchaser Options
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Exhibit 10.3

LOCK-UP AGREEMENT

May 15, 2025

Protagenic Therapeutics, Inc.

Re: Share Exchange Agreement, dated as of May 15, 2025 (the “Exchange Agreement”), by and between Protagenic Therapeutics, Inc. (the “Company”) and Alterola Biotech Inc., a Nevada corporation and EMC2 Capital LLC, a Wyoming limited liability company (“Sellers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Exchange Agreement. As a condition and inducement to each of the parties to enter into the Exchange Agreement and to consummate the Contemplated Transactions, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned irrevocably agrees with the Company that, from the date hereof until one hundred eighty (180) days following the Closing Date (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), enter into any swap or other agreement, arrangement, hedge or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of shares of common stock of the Company (“Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock, whether any transaction described in any of the foregoing is to be settled by delivery of shares of Common Stock, other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing with respect to, any shares of Common Stock or securities convertible into, or exchangeable or exercisable for, shares of Common Stock beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. The undersigned acknowledges that the Company may impose stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Letter Agreement.

Notwithstanding the foregoing, and subject to the conditions set forth herein, the restrictions contemplated by this Letter Agreement shall not apply to:

(a)	transfers of the Securities:

i.	if the undersigned is a natural person, as a bona fide gift or gifts, including, without limitation, to a charitable organization;

ii.	if the undersigned is a natural person, to one or more immediate family members of the undersigned, or to any trust for the direct or indirect benefit of the undersigned or one or more immediate family members of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii.	if the undersigned is a natural person, to any corporation, partnership, limited liability company, or other entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv.	if the undersigned is a natural person and following the death of the undersigned, by will, other testamentary document, or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

v.	if the undersigned is a natural person, by operation of law pursuant to a qualified domestic order or other court order or in connection with a divorce settlement;

vi.	if the undersigned is a corporation, partnership, limited liability company, trust or other entity (a) to another corporation, partnership, limited liability company, trust or other entity that is a direct or indirect Affiliate of the undersigned, (b) any investment fund or other entity controlling, controlled by, managing, managed by or under common control with the undersigned or its Affiliates, (c) a distribution to the limited partners, general partners, members, managers, stockholders or other equity holders of the undersigned or (d) as a bona fide gift or gifts, including, without limitation, to a charitable organization; or

vii.	if the undersigned is a trust, to the beneficiaries of such trust;

provided that, in the case of any transfer or distribution pursuant to this clause (a), (1) the Company receives a signed lock-up letter agreement (in a form substantially similar to this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, and (2) any such transfer shall not involve a disposition for value;

(b)	the exercise of an option to purchase Common Stock (including a net or cashless exercise of an option to purchase Common Stock), and any related transfer of shares of Common Stock to the Company for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options; provided that, for the avoidance of doubt, the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this Letter Agreement;

(c)	the disposition (including a forfeiture or repurchase) to the Company of any shares of restricted stock granted pursuant to the terms of any stock incentive plan or similar employee benefit plan of the Company;

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(d)	transfers to the Company in connection with the net settlement of any restricted stock unit or other equity award that represents the right to receive in the future shares of Common Stock settled in Common Stock to pay any tax withholding obligations; provided that, for the avoidance of doubt, the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this Letter Agreement;

(e)	the entry into one or more trading plans established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such trading plan(s) may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such trading plan(s) during the Restriction Period, and (ii) no sale of shares of Common Stock are made pursuant to such trading plan(s) during the Restriction Period;

(f)	pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock involving a change of control of the Company, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s Securities shall remain subject to the restrictions contained in this Letter Agreement; or

(g)	pursuant to an order of a court or regulatory agency;

and provided, further, that, with respect to each of (a), (b), (c), (d) and (e) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or disposition during the Restricted Period (other than (i) any exit filings or public announcements that may be required under applicable federal and state securities Laws or (ii) in respect of a required filing under the Exchange Act in connection with the exercise of an option to purchase Common Stock or in connection with the net settlement of any restricted stock unit or other equity award that represents the right to receive in the future shares of Common Stock settled in Common Stock that would otherwise expire during the Restricted Period, provided that reasonable notice shall be provided to the Company prior to any such filing).

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock to the undersigned upon (i) the exercise of any options or settlement of any restricted stock units granted under any stock incentive plan or similar employee benefit plan of the Company; (ii) the exercise of any warrants; or (iii) the conversion of convertible notes, in each case provided that such shares of Common Stock delivered to the undersigned in connection with such exercise, settlement or conversion (in each case, as applicable) are subject to the restrictions set forth in this Letter Agreement.

Notwithstanding anything to the contrary contained herein, if the Exchange Agreement is terminated for any reason, this Letter Agreement will automatically, and without any action on the part of any party, terminate and the undersigned shall be released from all obligations under this Letter Agreement.

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The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Company and each Seller to enter into the Exchange Agreement and to complete the transactions contemplated thereby and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has full power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor, and that the undersigned will benefit from the closing of the transactions contemplated by the Exchange Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Exchange Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a letter agreement (in a form substantially similar to this Letter Agreement) for the benefit of the Company.

Any signature hereto may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., DocuSign) or other transmission method and any signature so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

*** SIGNATURE PAGE FOLLOWS***

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_________________________

Signature

_________________________

Print Name

_________________________

Position in Company, if any

Address for Notice:

_______________

_______________

_______________

Number of shares of Common Stock

_______________

Number of shares of Common Stock underlying warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

PROTAGENIC THERAPEUTICS, INC.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

Exhibit 10.4

FORM OF

REPURCHASE AGREEMENT

This REPURCHASE AGREEMENT (this “Agreement”), dated as of May 15, 2025 (the “Effective Date”), is made and entered into by and among ALTEROLA BIOTECH INC., a Nevada corporation “Alterola”), EMC2 CAPITAL LLC, a Wyoming limited liability company (“EMC2” and, together with Alterola, “Optionees” and each, an “Optionee”) and PROTAGENIC THERAPEUTICS, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Share Exchange Agreement (as defined below) or the Certificate of Designation of Preferences Rights and Limitations of Series C Non-Voting Convertible Preferred Stock (“Certificate of Designation”).

WHEREAS, the Company desires to grant to each Optionee during the period beginning on the Effective Date, the right to acquire all of the Company’s and its direct and indirect subsidiaries’ intellectual property, rights, title, regulatory submissions, assignment of contracts, data and interests, as of the time of such acquisition, in and to PHYX-001, PHYX-002, PHYX-003, PHYX-004, and PHYX-005 (the “Assets”) from the Company as set forth in the Share Exchange Agreement;

WHEREAS, The Company hereby acknowledges that (i) the Optionees have required that the Company enter into this Agreement to induce the Optionees to enter into the Share Exchange Agreement and (ii) the consideration received by the Company in exchange for issuing shares of Company capital stock pursuant to the Share Exchange Agreement is comprised of the Assets (as encumbered by the Option and the other obligations of the Company set forth in this Agreement) together with the performance, by the parties other than the Company, of the other covenants and obligations set forth in the Share Exchange Agreement; and

WHEREAS, as a condition to its willingness to enter into the Share Exchange Agreement Optionees have required that the Company has agreed to enter into this Agreement to effect the Option (as defined below) upon the occurrence of, and in accordance with, any of the events set forth in (i) – (vi) of Section 1.5(a) of the Share Exchange Agreement (the “Repurchase Right Provision”).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Article I
REPURCHASE OPTION

Section 1.1  Option to Repurchase Grant. The Company hereby grants to each Optionee an unconditional and irrevocable option, but not the obligation, at any time after the Effective Date pursuant to the terms of the Repurchase Right Provision, to acquire their Pro Rata Portion of Assets, on the terms and subject to the conditions set forth in the Share Exchange Agreement (the option granted by the Company to Optionees pursuant to this Agreement is referred to as the “Option”). Each Optionee shall exercise the Option by giving written notice to the Company of the exercise of the Option (the date such notice is delivered, the “Option Exercise Date”).

Section 1.2  Consideration for the Option.

(a)  Each Optionee shall net settle with the Company the aggregate cash settlement amount of all of each Optionee’s Series C Non-Voting Preferred Stock in accordance with Section 6.5.3 of the Certificate of Designation as aggregate consideration in connection with exercising the Option (such payment, the “Option Consideration”).

(b)  Except as set forth in Article VI, the Option Consideration shall be non-refundable and non-creditable. The Company acknowledges that payment of the Option Consideration represents full consideration for each Optionee’s covenants and agreements in this Agreement.

Section 1.3  Actions upon Exercise of the Option. In the event that an Optionee exercises its Option, the Company and such Optionee, as applicable, may execute and deliver such other agreements, documents, instruments and certificates as are contemplated by the Share Exchange Agreement in order to effect the Option.

Section 1.4  Enforcement of Sale.

(a)  For purposes hereof, a “Failure to Sell” shall mean, if an Optionee exercises the Option in accordance with Section 1.1 above and there is any breach by the Company of its obligations pursuant to this Agreement in connection with the Company’s obligation to sell the Assets to such Optionee; provided, that any event or condition described above shall not be deemed a Failure to Sell unless such Optionee delivers written notice of such event or condition to the Company, and such event or condition, if capable of cure, is not cured within three (3) Business Days after delivery of such written notice.

(b)  The Company hereby agrees and acknowledges that in the event of a Failure to Sell, the Company shall enforce any and all applicable terms, provisions and covenants under the Company’s organizational documents and shareholder agreements to cause the Company to effect compliance with its respective obligations hereunder and under the Share Exchange Agreement and take any and all additional actions with respect thereto.

Article II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Optionee that:

Section 2.1  Organization; Authorization; Binding Agreement. The Company is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or constituted (to the extent such concepts are recognized in such jurisdiction) and the consummation of the transactions contemplated hereby are within the Company’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of the Company. The Company has full power and authority to execute, deliver and perform this Agreement and the Share Exchange Agreement. This Agreement has been duly and validly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in an Action in equity or at law).

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Section 2.2  Non-Contravention. The execution and delivery of this Agreement by the Company does not, and the performance by the Company of the Company’s obligations hereunder and the consummation by the Company of the transactions contemplated hereby will not (a) violate any Law applicable to the Company or the Assets, (b) except as may be required by U.S. federal securities Law, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Liens on the Assets or, if applicable, pursuant to, any contract, agreement, trust, commitment, Court Order, judgment, writ, stipulation, settlement, award, decree or other instrument binding on the Company or any applicable Law, (c) render any Takeover Provisions (as defined in the Share Exchange Agreement) applicable to the Company in respect of the transactions contemplated by this Agreement or the Share Exchange Agreement, or (d) violate any provision of the Company’s organizational documents.

Section 2.3  Ownership of the Assets. The Company is the owner of the Assets and has good and valid title to such Assets free and clear of any Liens (other than any Liens in effect as of the date of execution of the Share Exchange Agreement). No Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Assets.

Section 2.4  Reliance. The Company has had the opportunity to review this Agreement and the Share Exchange Agreement with counsel of the Company’s own choosing. The Company understands and acknowledges that Optionees are entering into this Agreement, and if the Option is exercised shall make such determination, in reliance upon the Company’s execution, delivery and performance of this Agreement.

Section 2.5  Absence of Litigation. With respect to the Company, as of the Effective Date, there is no Action pending against, or, to the knowledge of the Company, threatened against the Company or any of the Company’s properties or assets (including the Assets) that could reasonably be expected to prevent or materially delay or impair the consummation by the Company of the transactions contemplated by this Agreement or the Share Exchange Agreement or otherwise adversely impact the Company’s ability to perform its obligations hereunder and under the Share Exchange Agreement.

Section 2.6  Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.

Article III
REPRESENTATIONS AND WARRANTIES OF OPTIONEES

Each Optionee represents and warrants to the Company that:

Section 3.1  Organization; Authorization. Each Optionee is duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or formation. The consummation of the transactions contemplated hereby is within each Optionee’s corporate powers and have been duly authorized by all necessary corporate actions on the part of each Optionee. Each Optionee has full corporate power and authority to execute, deliver and perform this Agreement.

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Section 3.2  Binding Agreement. This Agreement has been duly authorized, executed and delivered by each Optionee and constitutes a legal, valid and binding obligation of each Optionee enforceable against each Optionee in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in an Action in equity or at law).

Section 3.3  Brokers and Agents. Neither of the Optionees nor any Person acting on their respective behalf has employed, paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement or the Share Exchange Agreement.

Section 3.4  Financial Wherewithal. Each Optionee has the financial wherewithal, in accordance with the terms of the Repurchase Right Provision, to pay all amounts required to be paid by each Optionee under this Agreement.

Article IV
ADDITIONAL COVENANTS OF THE COMPANY

The Company hereby covenants and agrees that until the termination of this Agreement:

Section 4.1  No Transfer; No Inconsistent Arrangements. Except as provided hereunder or under or the Share Exchange Agreement, the Company shall not, directly or indirectly, (a) create or permit to exist any Lien on any or all of the Assets, (b) transfer, sell, assign, gift, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, or enter into any derivative arrangement with respect to (collectively, “Transfer”) the Assets, or any right or interest therein (or consent to any of the foregoing), (c) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer of any or all of the Assets, or any right or interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any or all of the Assets, except as expressly contemplated by this Agreement, (e) deposit or permit the deposit of any or all of the Assets, into a voting trust or enter into a voting agreement or arrangement with respect to any of such equity interests, including the Assets, except as expressly contemplated by this Agreement or (f) take or permit any other action that would in any way restrict, limit or interfere with the performance of the Company obligations hereunder or the transactions contemplated hereby or otherwise make any representation or warranty of the Company herein untrue or incorrect. Any action taken in violation of the foregoing sentence shall be null and void ab initio and the Company agrees that any such prohibited action may and should be enjoined. If any involuntary Transfer of any or all of the Assets shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold the Assets subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. The Company further agrees to unconditionally and irrevocably waive any pre-emption rights under the Company’s organizational documents with respect to the transactions contemplated by this Agreement and the Share Exchange Agreement.

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Section 4.2  Actions. The Company agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against either Optionee, the Company or any of their respective successors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Share Exchange Agreement or (b) alleging breach of any fiduciary duty of any Person in connection with the negotiation and entry into this Agreement, or the Share Exchange Agreement; provided that, for the avoidance of doubt, nothing contained in the foregoing shall limit the Company’s right to enforce the terms and provisions of this Agreement or the Share Exchange Agreement against any other party hereto and thereto to the extent any such terms and provisions are expressly for the benefit of the Company, and to seek any remedies (including under Section 5.10 hereof) in connection therewith.

Section 4.3  No Public Announcements. Neither the Company nor the Optionees shall, without the prior written approval of the other, make any press release or other public announcement concerning the transactions contemplated by this Agreement except as required by applicable Law (including rules of a securities exchange or market applicable to either the Company or the Optionees or their respective affiliates).

Section 4.4  No Solicitation.

(a)  No Solicitation. The Company shall not, nor shall the Company authorize or permit any of the Company Representatives to, directly or indirectly, (i) solicit, initiate, propose or knowingly encourage or facilitate (including by providing information), or take any other action designed to encourage or facilitate, any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, an acquisition proposal relating to any of the Assets (“Acquisition Proposal”), (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding or furnish to any Person (other than Optionees or their respective Representatives or the Company’s Representatives) any information or data concerning the Company or any Subsidiary of the Company relating to, or otherwise cooperate with, any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal or (iii) execute or enter into any letter of intent, agreement in principle, tender agreement, support agreement or other similar agreement relating to an Acquisition Proposal or any proposal or offer that may reasonably be expected to lead to or facilitate an Acquisition Proposal, or that conflicts with or the Share Exchange Agreement. The Company shall, and shall cause its Representatives to, immediately cease all discussions and negotiations with any Person that may be ongoing with respect to any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal and request the prompt return or destruction of all confidential information previously furnished in connection therewith. The Company will notify the Optionees within 24 hours of receipt of any Acquisition Proposal.

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Article V
MISCELLANEOUS

Section 5.1  Notices. Any notice, request, claim, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by facsimile or e-mail (with confirmation of receipt), by registered or certified mail, postage prepaid, or by nationally recognized overnight courier service, to the following addresses:

If to the Company:	With a required copy to (which shall not constitute notice to the Company):

Protagenic Therapeutics, Inc. 149 Fifth Avenue, Suite 500 New York, NY 10010 Attention: Alexander Arrow Email Address:alex.arrow@protagenic.com	Duane Morris LLP 1540 Broadway New York, NY 10036 Attention: Dean M. Colucci Email:dmcolucci@duanemorris.com

If to the Optionees:	With a required copy to (which shall not constitute notice to the Optionees):

Alterola Biotech Inc. 47 Hamilton Square Birkenhead Merseysid ENG CH41 5AR Attention: Colin Stott Email: cs@alterolabio.com	Miramar Law Group 701 Anacapa Street, Suite C Santa Barbara, CA 93101 Attention: Catherine Evans Email: cevans@miramarlawgroup.com

EMC2 Capital LLC 701 Anacapa Street, Suite C Santa Barbara, CA 93101 Attention: Barrett Evans Email: bevans@emc2capital.com

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Section 5.2  Expiration or Termination; Effects of Expiration or Termination.

(a)  This Agreement may be terminated at any time upon the mutual written consent of all of the parties hereto.

(b)  Upon the termination of this Agreement for any reason, all further obligations of the parties under this Agreement shall be terminated without further liability of any party to any other party; provided that (i) nothing set forth in this Section 5.2 shall relieve any party from liability for its breach of this Agreement prior to such expiration or termination to the extent a Claim has been presented in accordance with the terms of this Agreement, shall survive any expiration or termination of this Agreement.

Section 5.3  Amendments and Waivers. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

Section 5.4  Expenses. Each party hereto will pay all of its own costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants.

Section 5.5  Binding Effect; Benefit; Assignment. This Agreement may not be assigned by the Company without the prior written consent of each Optionee. Each Optionee shall be entitled to assign this Agreement without the consent of the Company, provided, however, that no such assignment shall relieve such Optionee of its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. The successors and permitted assigns hereunder shall include, in the case of each Optionee, any permitted assignee as well as the successors in interest to such permitted assignee (whether by merger, liquidation (including successive mergers or liquidations) or otherwise). Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the parties and successors and assigns permitted by this Section 5.5 any right, remedy or claim under or by reason of this Agreement as a third party beneficiary or otherwise.

Section 5.6  Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 5.6; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party; (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 5.1 of this Agreement; and (f) irrevocably and unconditionally waives the right to trial by jury.

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Section 5.7  Counterparts; Delivery by Facsimile or Email. This Agreement may be executed in multiple counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. For purposes of this Agreement, facsimile or .PDF signatures shall be deemed originals.

Section 5.8  Entire Agreement. This Agreement, the Share Exchange Agreement, the Exhibits and Schedules referred to herein and therein and the documents delivered pursuant hereto and thereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements, understandings or letters of intent between the parties hereto.

Section 5.9  Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the end that transactions contemplated hereby are fulfilled to the greatest extent possible.

Section 5.10  Specific Performance. Each party hereto acknowledges that the parties hereto will be irreparably harmed and that there will be no adequate remedy at law for any violation by any party of any of the covenants or agreements contained in this Agreement. It is accordingly agreed that, in addition to any other remedies which may be available upon the breach of any such covenants or agreements, each of the parties hereto shall have the right, prior to any termination of this Agreement, to injunctive relief to restrain a breach or threatened breach of, or otherwise to obtain specific performance of, any other party’s covenants and agreements contained in this Agreement, in any court having jurisdiction over the parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity, and each party hereto waives any requirement for the securing or posting of any bond or security in connection with any such remedy.

Section 5.11  Headings. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 5.12  Mutual Drafting. Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties; accordingly, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

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Section 5.13 Cooperation. The parties hereto agree to provide reasonable cooperation with each other and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other parties to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purposes of this Agreement and, if the Option are exercised, the Share Exchange Agreement.

Section 5.14 Interpretation. Unless the context otherwise requires, as used in this Agreement: (a) “or” is not exclusive; (b) “including” and its variants mean “including, without limitation” and its variants; (c) words defined in the singular have the parallel meaning in the plural and vice versa; (d) words of one gender shall be construed to apply to each gender; and (e) the terms “Article,” “Section” and “Schedule” refer to the specified Article, Section or Schedule of or to this Agreement.

Section 5.15 Potential Competition Review.

(a)  If the act of exercise of any the Option requires the making of filings under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”), or under any similar pre-merger or antitrust notification provision in the European Union or any other jurisdiction, then all rights and obligations related to an Optionee’s exercising the Option or such Optionee’s decision not to proceed with the exercise of the Option will be tolled until the applicable waiting period has expired or been terminated or until approval or clearance from the reviewing authority has been received, and each party agrees to diligently make any such filings and respond to any request for information to expedite review of such transaction and minimize or avoid any delays in payments.

(b)  If the antitrust enforcement authorities in the U.S. make a second request under the HSR Act, or any antitrust enforcement authority in another jurisdiction commences an investigation related to an Optionee exercising the Option or a decision by such Optionee not to exercise the Option, then the Parties will, in good faith, cooperate with each other and take reasonable best efforts to attempt to (i) resolve all enforcement agency concerns about the transaction under investigation, and (ii) diligently oppose any enforcement agency opposition to such transaction. If the enforcement agency files a formal action to oppose the transaction, the Parties will confer in good faith to determine the appropriate strategy for resolving the enforcement agency opposition, including, and where appropriate, the renegotiation of their obligations under this Agreement with respect to the exercise of the Option, with the objective of placing each party, to the maximum extent possible, in the same economic position that each party would have occupied if such Optionee’s decision to proceed with exercise of the Option or not to proceed with exercise of the Option had been permitted.

Article VI
INDEMNIFICATION

Section 6.1  Indemnification by the Company.

(a)  The Company agrees to indemnify and hold harmless the each Optionee from and against any and all Damages incurred by each Optionee from and after the Effective Date in connection with or arising from:

(i)  any breach of any warranty or the inaccuracy of any representation of the Company contained in this Agreement; and

(ii)  any breach by the Company of any of its covenants or agreements, or any failure of the Company to perform any of its obligations, in this Agreement.

(b)  No information or knowledge obtained in any investigation conducted by or on behalf of either Optionee shall (i) affect or be deemed to modify any representations, warranties, covenants and agreements in this Agreement or (ii) be deemed to affect Optionees’ reliance on the representations, warranties, covenants and agreements in this Agreement. Any exercise of the Option and the execution of the Share Exchange Agreement will not affect the right to indemnification or any other remedy based on the representations, warranties, covenants and agreements contained in this Agreement.

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Section 6.2  Notice of Claims.

(a)  An Optionee (the “Indemnified Party”) seeking indemnification hereunder shall give to the party obligated to provide indemnification to such Indemnified Party (the “Indemnifying Party”) a notice (a “Claim Notice”) describing in reasonable detail and in good faith the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any other agreement, document or instrument executed hereunder or in connection herewith upon which such claim is based; provided, that a Claim Notice in respect of any pending or threatened action at law or suit in equity by or against a third Person as to which indemnification will be sought (each such action or suit being a “Third Party Claim”) shall be given promptly after the action or suit is commenced; provided further that failure to give such notice shall not relieve the Indemnifying Party of its obligations hereunder, except and only to the extent the failure to give such notice actually and materially prejudices the Indemnifying Party with respect to such Third Party Claim.

(b)  After the giving of any Claim Notice pursuant hereto, the amount of indemnification to which an Indemnified Party shall be entitled under this Article VI shall be determined: (i) by the written agreement between the Indemnified Party and the Indemnifying Party; (ii) by a final judgment or decree of any court of competent jurisdiction; or (iii) by any other means to which the Indemnified Party and the Indemnifying Party shall agree. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined. The Indemnified Party shall have the burden of proof in establishing the amount of Damages suffered by it.

Section 6.3  Third Party Claims.

(a)  If any Indemnified Party asserts a Claim involving a Third Party Claim, the Indemnifying Party shall, within thirty (30) days from delivery of the Claim Notice (the “Notice Period”), notify the Indemnified Party (i) whether or not such Indemnifying Party disputes its indemnification obligation to the Indemnified Party hereunder with respect to such Third Party Claim and (ii) if such Indemnifying Party does not dispute such indemnification obligation, whether or not the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend against such Third Party Claim, provided that the Indemnified Party is hereby authorized (but not obligated) prior to and during the Notice Period to file any motion, answer or other pleading and to take any other action which the Indemnified Party shall deem necessary or appropriate to protect the Indemnified Party’s interests. If, and for so long as, (A) the Indemnifying Party notifies the Indemnified Party within the Notice Period that the Indemnifying Party agrees to provide full indemnification with respect to such Third Party Claim (subject to the limitations in this Article VI) and desires to defend the Indemnified Party against such Third Party Claim, and (B) the Third Party Claim does not (I) involve criminal liability or any admission of wrongdoing, (II) seek equitable relief or any other non-monetary remedy against the Indemnified Party or (III) involve any Governmental Authority as a party thereto, then except as hereinafter provided, such Indemnifying Party shall have the right to defend against such Third Party Claim by appropriate proceedings with legal counsel reasonably acceptable to the Indemnified Party, which proceedings shall be promptly settled or diligently prosecuted by such party to a final conclusion; provided that, unless the Indemnified Party otherwise agrees in writing, the Indemnifying Party may not settle any matter (in whole or in part) unless such settlement (1) includes a complete and unconditional release of the Indemnified Party and its Affiliates in respect of the Third Party Claim, (2) involves no admission of wrongdoing by the Indemnified Party or its Affiliates, (3) excludes any injunctive or non-monetary relief applicable to the Indemnified Party or its Affiliates and (IV) the monetary relief contemplated by such settlement is fully covered by the Indemnifying Party pursuant to this Article VI. If the Indemnified Party desires to participate in (but not control) any such defense or settlement, the Indemnified Party may do so at its sole cost and expense. For the avoidance of doubt, the assumption of the conduct and control of any Third Party Claim includes the posting of bonds or other security required by the court or adjudicative body before which such proceeding is taking place.

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(b)  If (i) the Indemnifying Party elects not to defend the Indemnified Party against such Third Party Claim, whether by failure of the Indemnifying Party to give the Indemnified Party timely notice as provided above or otherwise, (ii) the terms of this Agreement do not permit the Indemnifying Party to defend the Indemnified Party against such Third Party Claim, (iii) the Indemnified Party reasonably concludes, based on advice of counsel, that there are issues that raise actual or potential conflicts of interest between the Indemnifying Party and the Indemnified Party, or (iv) the Indemnified Party, based on advice of counsel, has different or additional defenses available to it, then the Indemnified Party shall be entitled to its own counsel with respect to the participation in and/or defense of such Third Party Claim, at the sole cost and expense of the Indemnified Party.

(c)  In the event that the Indemnifying Party or the Indemnified Party (the “Defending Party”) undertakes any such defense against any such Third Party Claim (to the extent that such party is permitted to undertake such defense pursuant to the terms and conditions of this Section 6.3), the other party (the “Non-Defending Party”) shall reasonably cooperate with the Defending Party in such defense and make available to the Defending Party all witnesses, pertinent records, materials and information in the Non-Defending Party’s possession or under the Non-Defending Party’s control related thereto as is reasonably required by the Defending Party. The Defending Party shall also have the right to receive from the Non-Defending Party copies of all pleadings, notices and communications with respect to such Third Party Claim that are in the possession of the Non-Defending Party.

Section 6.4  No Punitive Damages. UNDER NO CIRCUMSTANCES SHALL ANY PARTY HAVE ANY LIABILITY TO THE OTHER PARTY OR ANY OF THEIR AFFILIATES UNDER THIS AGREEMENT FOR, AND NO PARTY OR ANY OF ITS AFFILIATES SHALL HAVE THE RIGHT TO CLAIM OR RECOVER FROM ANY OTHER PARTY, ANY PUNITIVE DAMAGES OF ANY KIND OR NATURE WHATSOEVER, WHETHER FORESEEABLE OR UNFORESEEABLE, HOWSOEVER CAUSED OR ON ANY THEORY OF LIABILITY, EXCEPT, IN ALL SUCH CASES, THAT ANY INDEMNIFIED PARTY MAY RECOVER SUCH DAMAGES, LOSSES OR EXPENSES THAT SUCH INDEMNIFIED PARTY IS REQUIRED TO PAY TO ANY THIRD PERSON IN CONNECTION WITH A THIRD PERSON CLAIM.

Section 6.5  Exclusive Remedy. Except with respect to remedies that cannot be waived as a matter of law (including fraud) and injunctive and provisional relief (including specific performance), the Company and each Optionee agree that, from and after the Effective Date, this Article VI shall be the exclusive remedy with respect to any breaches of the representations, warranties, covenants and agreements set forth in this Agreement.

[Signature Page Follows]

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The parties are executing this Agreement on the date set forth in the introductory clause.

PROTAGENIC THERAPEUTICS, INC., a Delaware corporation

By:
Name:
Title:

[Signature Page to Repurchase Agreement]

ALTEROLA BIOTECH INC., a Nevada corporation

By:
Name:	Colin Stott
Title:	Chief Operating Officer

[Signature Page to Repurchase Agreement]

EMC2 CAPITAL LLC, a Wyoming limited liability company

By:
Name:	Barrett Evans
Title:	Managing Member

[Signature Page to Repurchase Agreement]

EXHIBIT A

SHARE EXCHANGE AGREEMENT

Exhibit 99.1

FOR IMMEDIATE RELEASE

Protagenic Therapeutics and Phytanix Announce Business Combination to form Neuroactive Biopharmaceutical Company with Six Drug Candidates in Development including Treatments for Obesity and Metabolic Disorders

NEW YORK, NY and SANTA BARBARA, CA, May 19, 2025 — Protagenic Therapeutics, Inc. (Nasdaq: PTIX) (the “Company”) and Phytanix Bio Inc. have entered into a definitive share exchange agreement pursuant to which the two entities will combine in an all-stock transaction (the “Combination”). The combined entity, to be called Phytanix, Inc., will bring together two pipelines focused on stress-related and CNS disorders, five preclinical assets and one clinical-stage asset.

Pipeline Assets

●	PT-00114 (Phase I/IIa): peptide asset in BLA pathway; may qualify for regulatory data exclusivity
●	PHYX-001: potassium channel modulator with mechanism similar to XEN1101 and BHV-7000
●	Cannabinoid Assets: multiple cannabinoid-based compounds with composition-of-matter IP; potential in CNS, cardiometabolic, and other indications. Including a proprietary molecule with significant potential in the obesity, metabolic dysfunction sector, where the GLP-1 agonists have become blockbuster medications
●	Modified Stilbenoid Assets: modified stilbenoid compounds with composition-of-matter IP and anticonvulsant activity in preclinical models

Key Benefits for Protagenic Shareholders

●	Pipeline Expansion: adds new CNS programs to existing stress-disorder portfolio
●	Pipeline Diversity: clinical- and preclinical-stage assets with potential significant milestones over the next 18 months
●	CNS Expertise: integrates Phytanix Bio team members who worked on Sativex® and Epidiolex® at GW Pharma
●	Patent Estate: broader composition-of-matter coverage across the pipeline
●	Talent Pool: combined teams to advance development and regulatory activities

“This combination aligns two pipelines with complementary assets and expertise to address unmet needs in neuropsychiatry, CNS and other disorders,” said Garo H. Armen, PhD, Executive Chairman.

“We look forward to uniting our teams and advancing these programs for patients and shareholders,” said Barrett Evans, President and Chief Executive Officer.

Structure of Combination

Under the terms of the Exchange Agreement, the Company, in exchange for all of the outstanding shares of Phytanix Bio, issued on a pro rata basis to each of the common stockholders of Phytanix Bio, an aggregate of (A) 117,690 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), which shares represent a number equal to no more than 19.99% of the outstanding shares of Common Stock as of immediately before the closing on May 16, 2025, (B) 5,705 shares of the Company’s Series C Convertible Preferred Stock, par value $0.000001 per share (the “Series C”), and (C) 950,000 shares of the Company’s Series C-1 Convertible Preferred Stock, par value $0.000001 per share (the “Series C-1”). In addition, in exchange for all of the outstanding preferred stock of Phytanix Bio, the Company issued on a pro rata basis to each of PHX’s preferred stockholders an aggregate of (i) 20,000 shares of Series D Preferred Stock, par value $0.000001 per share of the Company (the “Series D” together with the Series C and Series C-1, the “Preferred Stock”), and (ii) common stock purchase warrants to purchase up to 715,493 shares of common stock (the “Warrants”). The issuance of the shares of Common Stock, the Preferred Stock, and the Warrants occurred on May 16, 2025. Each share of Preferred Stock is convertible into one of common stock, subject to certain conditions described in the Exchange Agreement.

As calculated on a fully diluted basis, post-Combination pre-financing ownership will be approximately 35% for the pre-Combination stockholders of the Company and approximately 65% for Phytanix Bio stockholders.

The issuance of shares of common stock upon conversion of the Preferred Stock and exercise of the Warrants issued in the Combination shall be subject to stockholder approval in compliance with the rules of the Nasdaq Stock Market.

About Protagenic Therapeutics, Inc.

Protagenic Therapeutics (Nasdaq: PTIX) is pioneering peptides for stress-related disorders. For more information, visit www.protagenic.com.

About Phytanix Bio Inc.

Phytanix Bio is an innovative pharmaceutical company specializing in the development of medicines manufactured from cannabinoid and “cannabinoid-like” molecules. For more information, visit www.phytanix.com.

Forward-Looking Statements

Statements in this press release contain “forward-looking statements,” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “suggest,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict, including risks related to the completion, timing and results of current and future clinical studies relating to the Company’s product candidates. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the Amended Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Important Additional Information and Where to Find It

The Company, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Company’s expected special meeting seeking stockholder approval of conversion of the Preferred Stock and other matters related to the conversion of the Preferred Stock and the Combination. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in Protagenic Therapeutics, Inc.’s proxy statement for its 2023 Annual Meeting of Stockholders, filed with the SEC on January 6, 2025. The Company intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Company stockholders in connection with the Company’s expected special meeting seeking stockholder approval of conversion of the Preferred Stock and other matters related to the conversion of the Preferred Stock and the Combination. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for such special meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AS WELL AS ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain copies of the proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website.

Company Contact:

Alexander K. Arrow, MD, CFA

Chief Financial Officer

Protagenic Therapeutics, Inc.

149 Fifth Ave, Suite 500, New York, NY 10010

Tel: 213-260-4342

Email: alex.arrow@protagenic.com